UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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CME GROUP INC.
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CME Group

2026 Notice of Annual Meeting and Proxy Statement

Dear Fellow Shareholders,
2025 was the most successful year in CME Group history. Amid geopolitical chaos, monetary policy shifts, record government borrowing and inflationary pressures, clients turned to our futures, options, cash markets, data and other products to navigate extreme uncertainty.

As a result, our company thrived in many areas, posting our fifth straight year of record average daily volume, climbing 6% to 28.1 million contracts. We set new records in interest rates, energy, agriculture, metals and crypto. Internationally, too, we attracted new participants - with non-U.S. volume up 8% to a record 8.4 million contracts daily.

Here's what that growth delivered: $6.5 billion in revenue. That's four consecutive years of record revenue, adjusted operating income, adjusted net income and adjusted earnings per share - with a 6% bump over 2024. Five of our six asset classes hit annual revenue records, enabling us to declare more than $4 billion in total dividends for 2025, including an aggregate annual variable dividend of $2.2 billion.

These strong performance numbers only tell part of the story. What also matters is the value we deliver to our clients every single day. In Q4 alone, we provided $80 billion in average daily margin offsets - that's roughly $20 billion more than the year before. It's a significant differentiator for our clients, and we continue to work to create new market efficiencies for them. For example, we are launching clearing services for U.S. Treasuries and Repo markets and expanding our cross-margining agreement with the Fixed Income Clearing Corporation all the way to end users, unlocking further capital efficiencies for clients across the industry.

We're also working hard to attract the next generation of traders through new platforms and alliances. Our partnership with FanDuel puts our products in front of 12 million U.S. users through prediction markets in equities, metals, crypto, economic indicators, sports and more. It's early, but the results are promising with new clients we've never reached before. Add that to the record 4.4 million contracts traded daily in our Micro products in Q4, and you can see that the opportunities we are creating are critically important to this client base.

In crypto - where we also had a record year - we'll be launching 24/7 trading in Q2 2026, extending the availability of our markets so clients can trade any day and time that meets their needs. Additionally, we will be adding new products to our crypto complex to further extend opportunities in this evolving asset class.

Looking forward, we see market uncertainty continuing in 2026, and global investors need to precisely navigate those conditions. Providing unparalleled risk management products and services, along with unmatched efficiencies, is what CME Group does best.

Thank you for your continued support.

Sincerely,

Terrence A. Duffy
Chairman and
Chief Executive Officer

Notice of 2026 Annual Meeting of Shareholders

Dear Shareholders:
It is our pleasure to invite you to attend the 2026 annual meeting of shareholders of CME Group Inc. The meeting will be held at 10:00 a.m., Central Time, on Thursday, May 14, 2026 in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois. If you are unable to attend the meeting, please join the live webcast on our Investor Relations website at https://www.cmegroup.com/investor-relations.html under "Events."
A list of shareholders entitled to vote at the annual meeting will be accessible during the annual meeting.
Shareholders will vote on the following:

ITEM 1	To elect 14 directors that we refer to as "Equity directors."
DATE & TIME Thursday, May 14, 2026 10:00 a.m. Central Time LOCATION Auditorium at CME Group's headquarters QUESTIONS May be submitted in advance to annualmeeting@cmegroup.com RECORD DATE March 16, 2026
ITEM 2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.
ITEM 3	To approve, by advisory vote, the compensation of our named executive officers.
ITEM 4	To approve an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholders to elect three directors.
ITEM 5	To approve an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholders to elect two directors.
ITEM 6	To approve an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholders to elect one director.
ITEM 7	To approve an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 4, 5 and 6 are approved.

ITEM 8	To elect three Class B-1 directors, one Class B-2 director and one Class B-3 director.

Your vote is important. Please read this proxy statement and vote your shares.

Whether or not you plan to attend the annual meeting, we encourage you to read the attached proxy statement and vote your shares as soon as possible. These proxy materials are being made available to shareholders on or around March [ ], 2026.
We appreciate your continued confidence in our company and look forward to you joining us on May 14, 2026.
By order of the board of directors,

Terrence A. Duffy Chairman and Chief Executive Officer	Margaret A. Wright Corporate Secretary

TABLE OF CONTENTS

The board of directors of CME Group Inc. (CME Group) is providing this proxy statement in connection with the annual meeting of shareholders to be held on Thursday, May 14, 2026, at 10:00 a.m. Central Time. The terms the "company," "we," "us" and "our" refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the Nasdaq Global Select Market (Nasdaq) under the trading symbol "CME." Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.
Information about the composition of our board of directors is based on our current members unless otherwise indicated.
Further information about CME Group can be found at https://www.cmegroup.com. Information made available on our website does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 116.

Proxy Statement Summary
Voting matters
At or before the 2026 annual meeting of shareholders, we ask that you vote on the following items:

		Board Recommendation	Page

ITEM 1	Election of Equity directors.	FOR each of the nominees	11
ITEM 2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.	FOR	48
ITEM 3	Advisory vote of the compensation of our named executive officers.	FOR	52
ITEM 4	Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholders to elect three directors.	FOR	56
ITEM 5	Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholders to elect two directors.	FOR	58
ITEM 6	Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholders to elect one director.	FOR	60
ITEM 7	Approval of an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 4, 5 and 6 are approved.	FOR	62

		Nominating and Governance Committee Recommendation	Page

ITEM 8	Election of Class B-1 directors	FOR each of the Class B-1 nominees	65
	Election of Class B-2 director	FOR the one Class B-2 nominee	67
	Election of Class B-3 director	FOR the one Class B-3 nominee	67

2026 PROXY STATEMENT	CME GROUP	1

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS
Ways to vote for registered shareholders
Shareholders of record, also referred to as registered shareholders, which are shareholders having an account at Computershare, our transfer agent, have the following ways to cast their vote:

OVER THE INTERNET
You may vote over the Internet at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability of Proxy Materials (Notice) or proxy card. You may vote until 10:59 p.m., Central Time, on Wednesday, May 13, 2026. You will need the 16-digit control number or the unique QR code that appears on your Notice or proxy card when you access the webpage.

BY MAIL If you requested to receive printed proxy materials, you can vote by mail pursuant to instructions provided on the Notice or proxy card. Be sure to allow sufficient time for delivery.

BY PHONE
You may vote by calling 1-800-690-6903 (toll free). You will need the 16-digit control number that appears on your Notice or proxy card for each class of shares you are voting.
You may vote until 10:59 p.m., Central Time, on Wednesday, May 13, 2026.

IN PERSON - BY ATTENDING THE ANNUAL MEETING
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Thursday, May 14, 2026: our proxy statement and 2025 annual report are available free of charge on our website at https://www.cmegroup.com/investor-relations.html. Weblinks in this proxy statement are provided for convenience only and information on CME Group's website is not incorporated by reference into this proxy statement.

Registered shareholders who cannot locate their 16-digit control number(s), may contact Broadridge, as our Inspector of Election, to obtain their 16-digit control number(s) by calling 1-866-232-3037 (toll free) or 1-720-358-3640 (Non-U.S. toll free).
You will be asked to provide information to confirm your identity (e.g., name and address for the account) as a CME Group shareholder as of the record date.
You will then be able to use your 16-digit control number(s) to vote over the Internet or by phone as set forth above. Broadridge will not accept votes over the phone during the process of providing control numbers.

2	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Current board members

Name	Age	Director Since	Independent	AC	CHOC	CC	EC	FC	MROC	NGC	RC

Terrence A. Duffy	67	1995					●
Kathryn Benesh	66	2023		■					■		■
Timothy S. Bitsberger	66	2008				■	■	■	●
Charles P. Carey	72	2007				■	■	●		■
Elizabeth A. Cook	65	2015		■		■
Bryan T. Durkin	65	2020			■						■
Harold Ford Jr.	55	2023				■		■
Martin J. Gepsman	73	1994			■					■
William W. Hobert	62	2018			■
Daniel G. Kaye	71	2019		●			■				■
Phyllis M. Lockett	60	2019				■	■			●	■
Deborah J. Lucas	67	2018		■	■			■	■
Patrick W. Maloney	64	2020						■			■
Patrick J. Mulchrone	68	2020		■	■			■
Rahael Seifu	44	2020				●	■		■	■
William R. Shepard	79	1997			■			■			■
Howard J. Siegel	69	2000			●		■				■
Dennis A. Suskind	83	2008		■			■		■	■	●
Robert J. Tierney	50	2019			■					■
AC - Audit Committee CHOC - Clearing House Oversight Committee CC - Compensation Committee EC - Executive Committee
FC - Finance Committee MROC - Market Regulation Oversight Committee NGC - Nominating and Governance Committee RC - Risk Committee
■ Member    ● Chair

2026 PROXY STATEMENT	CME GROUP	3

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS
The skills of our current board members align with the company's strategic and regulatory requirements

Global Financial Services
16

Innovation and Strategy
19

Government Relations / Regulatory / Public Policy
12

Leadership
14

Financial and Accounting
4

Risk Oversight and Risk Management
10

Transactions (M&A)
5

Global Perspective, International
5

Corporate Governance
8

Technology and Information Security
8

Ethics and Integrity
19

4	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Shareholders benefit from CME Group's record 2025 performance
As the world's leading derivatives marketplace, CME Group empowers market participants to efficiently manage risk and capture opportunities by enabling our clients to trade futures, options, cash and over-the-counter (OTC) markets, optimize portfolios and analyze data. Our exchanges offer the widest range of global benchmark products across all major asset classes, including interest rates, equity indexes, foreign exchange, energy, agricultural products and metals. In 2025, clients around the world once again turned to CME Group for their risk management needs.
Highlights of 2025 financial performance*

Record revenue of $6.5 billion and operating income of $4.2 billion. Adjusted operating income of $4.5 billion, up 8% on an adjusted basis.	Net income of $4.1 billion and diluted earnings per common share of $11.16.	Adjusted net income of $4.1 billion, up 9% on an adjusted basis, with adjusted diluted earnings per common share of $11.20, up 9% on an adjusted basis.

Record average daily volume (ADV) of 28.1 million contracts, an increase of 6% from 2024.	Volume growth, realization of pricing impacts and careful management of expenses resulting in an actual operating margin of 64.9% and 69.4% on an adjusted basis.
Declared more than $4 billion in total dividends for 2025, including an aggregate annual variable dividend of $2.2 billion. 2025 Quarterly dividend payments increased by 9% to an annual return of $5.00 per share.

Record year for our International business, which averaged 8.4 million contracts per day, up 8% from the previous record set in 2024.	Stock price increase of 18% in 2025 with an implied total shareholder return (TSR) of +22% (including dividends).
Purchased approximately $300,000 of shares of Class A common stock during 2025 under our $3 billion share repurchase program. The board continues to focus on the efficient return of capital to shareholders.

* A reconciliation of the non-GAAP financial results mentioned to the respective GAAP figures can be found within Appendix A.

2026 PROXY STATEMENT	CME GROUP	5

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS
Highlights of 2025 non-financial performance

Delivered unmatched capital efficiencies to our customers. In 2025, the average daily margin savings was approximately $72 billion. Due to the diversity of our asset classes, this offering is a unique benefit for our market participants.

Experienced significant year-over-year growth in recently launched products, including 32% growth in Micro products and 11% growth in OTC alternative products, with more products in the pipeline for 2026.

Extended our exclusive NASDAQ 100 license through 2039 and our exclusive FTSE/Russell license through 2037 — continuing to provide global market participants with the tools to effectively manage their equity index exposure.

Received approval to operate a Securities Clearing Agency to support compliance with the upcoming U.S. Treasury clearing requirements with an expected launch later in 2026.
Expanded our retail footprint through the launch of event contracts on financial and commodity products, economic indicators and sports — expanding our customer base by providing greater access to markets for the next generation of traders.

Continued to introduce new services and tools to assist our clients in managing their risks. In 2025, we launched CME FX Spot+ and BrokerTec Chicago, and enhanced analytics to empower volatility traders in an increasingly active options market.

Continued our track record of launching innovative new products to meet the evolving demands of both institutional and retail investors.
Continued proactive engagement with regulators and policy makers including with new appointees designed to provide education and advocacy on the role CME Group plays in supporting effective risk management and in the broader financial system.
Continued to invest in our employees across the globe and create a workplace environment where they feel valued, supported and respected. 2025 engagement survey had an overall engagement score of 82%.

6	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Corporate governance highlights

Annual election of all directors with majority voting for Equity directors	Ongoing consideration of board composition and refreshment
100% principal standing committee independence	Active risk oversight by the full board with a dedicated risk committee and other established committees given our regulatory posture
Quarterly executive sessions of independent directors	Director education, including sessions involving a principal of the cybersecurity practice of a leading professional consulting firm, and orientations for newly elected members
Independent Lead Director with defined responsibilities	Board oversight of our corporate citizenship and sustainability activities and annual reporting
Annual board and committee self-assessments supplemented by interviews with the independent Lead Director	Robust anti-hedging and anti-pledging policies as part of our insider trading program
Direct board access to, and regular interaction with, management

2026 PROXY STATEMENT	CME GROUP	7

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS
Executive compensation highlights

What we do

Tie a significant portion of pay (50+% of named executive officers' target total compensation) to performance, focusing our named executive officers on financial and operational measures of success and shareholder results

Use a variety of performance vehicles with an emphasis on the long-term and on equity-based awards
Maintain a clawback policy for the recoupment of performance-based compensation that was not earned in the event of a restatement in compliance with SEC rules
Ability to recoup unvested equity awards in connection with terminations for cause
Provide under our Omnibus Stock Plan for "double trigger" vesting in the event of a change of control for awards not already subject to an employment agreement
Maintain meaningful stock ownership guidelines. The Chairman and Chief Executive Officer must own shares with a value of at least $10 million; other named executive officers must own shares with a value of $1.575 to $2.25 million
Compensation program is designed to mitigate compensation risk
Solicit an annual advisory vote on executive compensation and carefully consider shareholder feedback in future decision-making
Use of an independent compensation consultant reporting directly to the compensation committee

What we don't do
No guaranteed incentive compensation for named executive officers
No dividends or dividend equivalents on unearned performance awards
No stock option repricing, exchanges or stock options granted below market value
No excessive perquisites and no tax reimbursements for perquisites
No above-market returns on deferred compensation plans
No hedging of company securities for board members and all employees and restrictions on pledging our Class A common stock by board members and executive officers
No excise tax gross ups

8	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Shareholder outreach and engagement
Shareholders who invest in our company and elect the board of directors are entitled to open and meaningful information about our business, strategies, corporate governance and senior management compensation practices so they can make informed decisions and knowledgeably participate in the proxy voting process. The board values the relationships built with our shareholders and thoughtfully considers their opinions expressed through their votes, periodic meetings and other communications.
In 2025, we continued our multi-year engagement program. Our engagements covered our governance policies and practices, our compensation program and other matters deemed important to our shareholders. We also interact with our shareholders through a number of other forums, including quarterly earnings presentations, SEC filings, the proxy statement, the annual meeting of shareholders, investor meetings, conferences, our investor relations website, and our corporate citizenship reports.
Comprehensive, multifaceted engagement program
Key topics discussed in 2025 with our investors included business strategy and performance, current business conditions, board composition and oversight, management succession planning, executive compensation, background on director elections rights held by Class B-1, Class B-2 and Class B-3 shareholders, and oversight of risks, including artificial intelligence, among others. We share shareholder feedback and trends and developments about corporate governance and compensation matters with our board and its committees with the goal of enhancing our practices and disclosures, improving our decision-making and driving long-term value for CME Group and its shareholders.

Governance-Focused Engagements	Investor Relations-Focused Engagements
•Engagements with the governance and stewardship teams of our largest shareholders.

•Engagements led by our Office of the Secretary, Compensation and Benefits and Investor Relations teams with director participation at select meetings.

•Engagements provide an opportunity for us to update our shareholders on our governance and compensation practices and to solicit their feedback including how they voted on our proposals at our annual meetings.

•Engagements with portfolio managers and analysts.

•Engagements led by our Investor Relations team. These meetings frequently include participation from the Chairman and Chief Executive Officer, the President and Chief Financial Officer and/or the line of business leaders.

•Direct conversations with existing and prospective shareholders through a number of forums including in one-on-one meetings, non-deal roadshows and industry conferences.

Spring	Summer	Fall / Winter

•Proxy statement disclosure is developed with board and key committee oversight.
•Engagement calls in advance of our annual meeting to review matters to be considered at the annual meeting and obtain feedback about potential responses and positions.

•Assessment of how our shareholders voted on the proposals at our annual meeting and review of any post-voting feedback.
•Track governance trends.
•Approval of the annual self-assessment process for the board and its committees.
•Publish annual corporate citizenship report.

•Engagement calls with large shareholders.
•Assessment of the outcome of fall engagements and voting outcomes at the annual meeting, including any specific feedback provided by an investor.
•Updates to governance framework and policies, taking into account our shareholder engagements and self-assessment results.

2026 PROXY STATEMENT	CME GROUP	9

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS

2025 fall/winter shareholder governance-focused engagement by the numbers

Outreach to our top 50 shareholders, representing more than 50% of our outstanding shares.
14 meetings with shareholders, representing more than 25% of outstanding shares. Our Chairman and Chief Executive Officer participated in seven meetings. We continued to include independent board members as requested by our investors.
Engagement with our nominating and governance and compensation committees to discuss and ask questions about the investor feedback.

Additionally, our Investor Relations team held 675 total investor meetings throughout 2025 across 1:1 investor meetings, investor conferences and non-deal roadshows.
Key compensation and governance actions
We have made a number of enhancements that were informed by our ongoing engagement with our shareholders. Key actions in recent years include:

Corporate governance	Compensation

•Continued focus from the board on its multi-year approach to board refreshment and succession planning with a balance of tenures and independence.
•Decreased the size of the board with three individuals retiring as of the 2025 annual meeting.
•Enhanced disclosures regarding our key governance practices, including director recruitment, the process for assessing the board’s experience, composition and skills and the board’s annual assessment process.
•Enhanced disclosures in the proxy statement regarding activities of the board and the nominating and governance committee regarding succession planning for our senior leaders.
•Inclusion of the proposals seeking approval to eliminate the director election rights held by Class B-1, Class B-2 and Class B-3 shareholders with the goal of addressing what some investors view as a "dual class" structure.

•Added a company-specific performance metric – absolute net income margin measured over a three-year period – to our performance share design. Following the completion of the applicable performance periods, we will disclose the absolute net income margin goal and actual performance in our proxy statements.
•Added a vesting cap to our performance shares tied to relative TSR such that the payout of the performance shares based on relative TSR is capped at 100% of the target award in the event that absolute TSR for the applicable three-year performance period is negative.
•Amended our Omnibus Stock Plan to move from a “single trigger” to a “double trigger” vesting in the event of change of control for future awards not already subject to an employment agreement.
•Enhanced the disclosure in our proxy statement to provide more transparency into our goal setting process and how the compensation committee considers performance in awarding compensation.

Key resources
As owners of our company, you are encouraged to contact us to provide your feedback. If you have a corporate governance or compensation matter that you would like to discuss with the board or a particular committee, you may send an email to directors@cmegroup.com. General engagement requests and feedback regarding voting matters should be sent to annualmeeting@cmegroup.com. Other key resources:
•Our investor relations website at www.cmegroup.com/investor-relations.html
•Our corporate citizenship page, including our annual reports, at www.cmegroup.com/company/corporate-citizenship.html

10	CME GROUP	2026 PROXY STATEMENT

ITEM ONE
Election of Equity Directors

Our directors are elected each year. Each director's term will last until the 2027 annual meeting and until his or her successor is duly elected or their earlier resignation.
The Equity directors are nominated by the board of directors based on the recommendation of the nominating and governance committee for election by our Class A and Class B shareholders voting together (Equity directors) under ITEM 1.
We have implemented a majority vote standard for the Equity directors, except in the event of a contested election. Each Equity director candidate must receive a number of "FOR" votes that exceeds the number of "AGAINST" votes to be elected. Equity directors not receiving majority support must tender their resignation for consideration in accordance with our corporate governance principles.
The nominating and governance committee is also recommending the slate of nominees to be elected by our Class B shareholders as set forth under ITEM 8.
All of the Equity director and Class B director nominees are presently CME Group directors.
We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

BOARD RECOMMENDATION

Our board recommends that shareholders vote "FOR" the Equity director nominees.

You are being asked to vote on the election of fourteen Equity director nominees to hold office until the 2027 annual meeting.

References to terms of our board of directors in their biographies include service on the board of CME Group from its formation in 2001 (under the name of Chicago Mercantile Exchange Holdings Inc. (CME Holdings)) and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in 2002. The boards of our other exchange subsidiaries, Board of Trade of the City of Chicago, Inc. (CBOT), New York Mercantile Exchange, Inc. (NYMEX) and Commodity Exchange, Inc. (COMEX), also are composed of the same members as the CME Group board of directors. Ages are as of March 16, 2026. Information on public directorships is for the past five years.
Director nominations and qualifications
The policy of the board of directors is to remain an interactive, independent, thoughtful, highly qualified and collegial combination of individuals with a mix of knowledge, skills and experience, so that the directors, working together, possess the competencies required to effectively carry out the board's responsibilities.

2026 PROXY STATEMENT	CME GROUP	11

ITEM ONE	TABLE OF CONTENTS
Director recruitment process

The composition of the board is analyzed during the year to identify any needs from a skills or experience perspective taking into consideration the company's strategy, regulatory requirements and potential retirees from the board.

The nominating and governance committee uses the results of this assessment to identify potential candidates with input from board members, key stakeholders and the use of a nationally-recognized search firm.

The nominating and governance committee then reviews and discusses the potential nominee's background, qualifications, experience, potential conflicts of interest, time commitments and independence and public director qualifications. The committee interviews potential candidates and makes recommendations to the board.

The nominating and governance committee approves the slate of Class B directors and recommends the slate of Equity directors to the board for approval.

Shareholders vote on the approved nominees at the CME Group annual meeting.

New directors participate in a structured onboarding and education process.

Two new directors have been nominated to our board in the last five elections – each bringing a fresh perspective and new skills to the board.

12	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

In considering candidates for the board, the nominating and governance committee, composed entirely of directors who are independent under applicable listing standards, considers the entirety of each candidate's credentials. With respect to the nomination of continuing directors for re-election, the individual's contributions to the board are also considered. In assessing new candidates for the board, we do not have specific minimum qualifications that an individual must meet to be considered. The board and its nominating and governance committee seek members having the characteristics essential for effectiveness as a member of our board, including but not limited to:
•Integrity, objectivity, sound judgment and leadership;
•The relevant expertise and experience required to offer advice and guidance to the Chairman and Chief Executive Officer and other members of senior management;
•The ability to make independent analytical inquiries;
•The ability to collaborate effectively and contribute productively to the board's discussions and deliberations;
•A commitment to enhancing long-term shareholder value;
•An understanding of the company's business, strategy and challenges;
•The willingness and ability to devote adequate time and effort to board responsibilities and to serve on committees at the request of the board;
•Is not a Disqualified Person (as defined in our corporate governance principles); and
•Whether the individual meets the composition requirements of the Commodity Futures Trading Commission (CFTC) and the applicable listing standards.
Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class. Class B shareholders may request to appear for an interview with the nominating and governance committee for consideration by the committee. The Corporate Secretary's Office annually communicates the process to appear before the nominating and governance committee and the associated deadlines in the fall. As described under ITEM 8, the nominating and governance committee has approved all of the current Class B directors as the nominees for the 2026 slate of Class B directors. No other Class B shareholders requested an appearance before the nominating and governance committee for consideration as a nominee for Class B director. Following the 2026 annual meeting, we will continue to have a vacancy in one of the Class B-2 directorships. As described in this proxy statement, we are seeking shareholder approval to eliminate the rights of the Class B shareholders to elect six directors.
The nominating and governance committee may solicit candidates from its current directors and, if deemed appropriate, retain for a fee recruiting professionals to identify and evaluate candidates. The nominating and governance committee also will consider a nominee for Equity director recommended by shareholders if the recommendation is submitted in writing, accompanied by a description of the proposed nominee's qualifications, and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations for director nominees may be sent to annualmeeting@cmegroup.com and will be redirected to the nominating and governance committee. In considering a shareholder recommendation, the nominating and governance committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria.
A copy of our nominating and governance committee's charter is available on our website.

2026 PROXY STATEMENT	CME GROUP	13

ITEM ONE	TABLE OF CONTENTS
Our perspective on overall board composition and refreshment
In our recent engagement meetings, our investors were focused on the composition and refreshment of the board with the goal of it being designed to provide valuable strategic guidance, effectively oversee management and mitigate risks while driving long-term shareholder value. The nominating and governance committee is responsible for assessing the composition of the board and on an annual basis conducts a formal assessment of the board's current and future needs. The committee takes a long-term view and continuously assesses the resiliency of the board in alignment with the needs of the company. In assessing the composition of the board, the committee considers a variety of factors, including skills, industry experience, background, board size, tenure, its committee structure and the goal of supporting a phased refreshment. The committee also believes that the annual process to evaluate the effectiveness of the board, as described on page 38, is a critical tool as part of its review of the composition of the board.

Board skills
•We consider the collective set of skills that allows the board to act independently and provide effective oversight of management, especially in the areas of business strategy and innovation, financial performance, enterprise risk management, regulatory compliance and opportunities and cybersecurity risk.
•We believe all of our directors bring with them the experience and skills to contribute to our growth, innovation and strategic direction and to oversee CME Group's management, our operations, risks and opportunities.
•We expect all of our directors to champion our business principle of leading with conviction and integrity.
•See page 16 for the list of our director attributes.

Industry experience
•Given the complex nature of our business and our regulatory stature, we believe it is important to seek and retain a significant number of board members with industry experience.
•We also believe it is important to have board members who have witnessed the history of our business in particular and the derivatives industry in general and can share the wisdom of such experiences.

Perspectives
•The board has made and will continue to make a mix in experience, background, perspective and career experience an area of focus when considering the board's composition.
•The board's composition includes five female members (Mss. Benesh, Cook, Lockett, Lucas and Seifu) and three racially/ethnically diverse members (Mss. Lockett and Seifu and Mr. Ford).

Board size
•The nominating and governance committee and the board recognize its larger size and is engaged in a multi-year refreshment initiative. At the 2025 annual meeting, the size of the board was reduced by three.
•The approval in full or in part of the elimination of the director election rights of Class B-1, Class B-2 and Class B-3 shareholders as set forth in ITEMS 4, 5 and 6, will provide the board with more flexibility to determine its appropriate size.
•While we plan to continue to reduce the board's size over time, we continue to believe that our board will be larger than the average public company board given the broad array of skills and experience needed to oversee our complex, highly regulated business and to support our dynamic committee structure.

14	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Tenure
•The board considers the tenure of our board members to help maintain an overall balance of experience, continuity and fresh perspective.
•We believe that it is critical to have board members across a continuum of tenure to support the effective oversight of our complex and unique business.
•We seek to have a mix of longer-tenured board members with newer members. Our longer-term members bring their wisdom and knowledge of our history and evolution of our business. Our newer members bring their fresh ideas and perspectives.

Committee structure
•As a result of being a unique and highly regulated organization, we have an active and expanded committee structure.
•In addition to the regular public company board committees, we have dedicated clearing house oversight, market regulation oversight, risk and finance committees.
•Our thoughtfully-designed committee structure supports the board's responsibilities to oversee our strategy, risks and regulatory responsibilities.
•In 2025, our eight board level committees held an aggregate of 32 meetings with average attendance of 97.6%.

Phased refreshment
•We believe our ongoing board evolution will result in the strategic refreshment of our members, reduce our size, maintain our commitment to a range of perspectives and experiences and ensure the skill set of our board continues to align with our long-term strategy while avoiding disruption.
•We are taking a phased approach to changes in board membership, considering the timing of new director onboarding relative to planned retirements and departures.
•The nominating and governance committee, in collaboration with its search firm, continues to work on identifying new skills and experience and developing a pipeline of potential board nominees for future consideration.
•The nominating and governance committee plans to consider the composition of the board taking into consideration the results of ITEMS 4, 5 and 6. To the extent these proposals are approved in full or in part, the board will have increased flexibility in assessing its composition and size.
•New board members bring their fresh perspectives. We also recognize our obligations to educate them regarding the company's business and strategy in support of their ability to oversee management effectively.

Required vote
Each Equity director candidate must receive a number of "FOR" votes that exceed the number of "AGAINST" votes to be elected. Equity directors not receiving majority support must tender their resignation for consideration in accordance with our corporate governance principles.

2026 PROXY STATEMENT	CME GROUP	15

ITEM ONE	TABLE OF CONTENTS
Director and director nominee attributes
The following are the areas of qualifications, experience and skills our board views as important when evaluating the composition of the board and potential director nominees. For additional information on each individual's skills and experience, please see their detailed biography.

Director Skill

●	GLOBAL FINANCIAL SERVICES: Experience in the company's business and financial services industry.
●	INNOVATION AND STRATEGY: Senior experience in leading successful business innovations. Ability to contribute to strategic thinking and planning.
●
GOVERNMENT RELATIONS / REGULATORY / PUBLIC POLICY:
Experience with government relations, regulatory matters or regulated industries and political affairs; experience in managing, overseeing or auditing highly regulated businesses.

●	LEADERSHIP: Business and strategic management experience from service in a significant position, such as chief executive officer, chief financial officer or other senior leadership role.
●	FINANCIAL AND ACCOUNTING: Background and experience in financial reporting, accounting, or economics.
●	RISK OVERSIGHT AND RISK MANAGEMENT: Experience managing risk in a large organization.
●	TRANSACTIONS (M&A): Experience from a leadership or oversight perspective of business combinations.
●	GLOBAL PERSPECTIVE, INTERNATIONAL: Experience overseeing or in a senior leadership role in a complex global organization; brings an international background or global experience.
●	CORPORATE GOVERNANCE: Knowledge of corporate governance matters, including through recent service on other public company boards.
●	TECHNOLOGY AND INFORMATION SECURITY: Experience or expertise in technology, innovation, information security, technological controls, data privacy or cybersecurity.
●	ETHICS AND INTEGRITY: Demonstrated record of consistently exemplifying our business principle of leading with conviction and integrity.
●	FRESH PERSPECTIVE: Board tenure is less than five years.

16	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Director attribute matrix

Duffy	Benesh	Bitsberger	Carey	Cook	Durkin	Ford Jr.	Gepsman	Hobert	Kaye	Lockett	Lucas	Maloney	Mulchrone	Seifu	Shepard	Siegel	Suskind	Tierney

●	●	●	●	●	●	●	●	●	●			●	●		●	●	●	●	Global Financial Services
●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	Innovation and Strategy
●	●	●	●		●	●	●	●	●	●	●						●		Government Relations / Regulatory / Public Policy
●	●	●	●		●	●	●	●	●	●	●			●			●	●	Leadership
●	●								●		●								Financial and Accounting
●	●	●	●		●			●	●						●		●	●	Risk Oversight and Risk Management
●			●		●								●	●					Transactions (M&A)
●		●	●		●												●		Global Perspective, International
●	●		●	●		●			●	●							●		Corporate Governance
●	●				●			●	●	●				●				●	Technology and Information Security
●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	Ethics and Integrity
	●					●													Fresh Perspective
	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	Independent
	●	●				●			●	●	●			●			●		CFTC Public Director

2026 PROXY STATEMENT	CME GROUP	17

ITEM ONE	TABLE OF CONTENTS
Equity directors up for election at the 2026 annual meeting

Terrence A. Duffy
AGE: 67	DIRECTOR SINCE: 1995	COMMITTEES: EC

The Honorable Terrence A. Duffy has served as Chairman and Chief Executive Officer of CME Group since November 2016. He is responsible for overseeing the world's leading derivatives marketplace. Previously, Mr. Duffy served as Executive Chairman and President of CME Group since May 2012 and as Executive Chairman since October 2006. He served as Chairman of the Board of CME and CME Holdings since April 2002. He was Vice Chairman of the board of CME Holdings from its formation in August 2001 and of the board of CME from 1998 to April 2002. He was President of TDA Trading, Inc. from 1981 to 2002. He has been a CME member since 1981 and a board member since 1995. Mr. Duffy was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board (FRTIB), a position he held until 2013. The FRTIB administers the Thrift Savings Plan, a tax-deferred defined contribution (retirement savings) plan for federal employees. Mr. Duffy was named CEO of the Year at FOW's 2018 International Awards, one of TabbFORUM’s 40 Innovators in Financial Markets, and included in Crain’s Who’s Who in Chicago Business. He currently serves as Co-Chair of the Mayo Clinic Greater Chicago Leadership Council. He is a member of the board of the CME Group Foundation. Mr. Duffy attended the University of Wisconsin-Whitewater. He received a Doctor of Public Service, honoris cause, from Saint Xavier University in 2019 and a Doctor of Humane Letters from DePaul University in 2007.
Through his long-time service in the role of Chairman and Chief Executive Officer of the company, Mr. Duffy has been responsible for the overall operations of our complex, global and highly regulated business. His career includes steering CME Group to become the world’s first exchange to demutualize and go public and the completion of multiple mergers and acquisitions, including associated financing arrangements. In 2021, Mr. Duffy embarked on a landmark partnership with Google Cloud to bring expanded access, new products and greater efficiencies to derivatives markets through cloud technology. As Chairman, Mr. Duffy is responsible for the overall governance of the organization, which includes compliance with the applicable listing standards and our SEC disclosure obligations. Mr. Duffy is regularly involved in and consulted with regards to the company's communications to its regulators, shareholders, clients, external auditors and the board, among other constituents. During his career at CME Group, he has been a lead advocate for the company and the industry in legislative and regulatory matters in Washington, DC and has regularly testified before Congressional committees and subcommittees on key issues facing the derivatives industry. As the leader of our organization and through his oversight of our key functions, he has gained valuable knowledge regarding technology operations and internal controls, including our cybersecurity program. He has also played an active role in our regular commercial financing arrangements and those relating to our mergers and acquisitions and is regularly engaged with our accounting team and external auditors as it relates to his responsibility as Chief Executive Officer for certifying our internal controls over financial reporting.

18	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Kathryn Benesh
	AGE: 66	DIRECTOR SINCE: 2023	COMMITTEES: AC, MROC, RC

Ms. Benesh retired from Deloitte in 2021 with 40 years of providing audit, assurance and advisory services to public and private companies within the energy, public utility, renewables, construction, manufacturing, and financial services industries. She also served as secretary and a board member of Deloitte & Touche LLP from 2004 to 2017, the board which had purview over the professional aspects of the audit & assurance practice. Through her career at Deloitte, she has gained experience with sustainability matters and responses required for cyber incidents. Ms. Benesh is a CPA and current member of the AICPA. Ms. Benesh is active in the community in both Detroit and New York supporting multiple non-profit organizations, including serving on the Board of the Marygrove Conservancy. She is a member of the board of the CME Group Foundation.
Ms. Benesh is an audit committee financial expert. Throughout her career, she has performed audit services to public companies as well as gained experience with audit committees in performing the required communications and procedures. She brings valuable global financial services and corporate governance experience from her years at Deloitte working with clients in the energy and financial services industries. As a member of the Executive Team and Chief Quality Officer for Advisory Services at Deloitte, Ms. Benesh gained significant leadership and risk oversight management experience.

Independent, Public

Timothy S. Bitsberger
	AGE: 66	DIRECTOR SINCE: 2008	COMMITTEES: CC, EC, FC, MROC

Mr. Bitsberger served as Managing Director and Portfolio Specialist on the Account Management Team at The TCW Group from March 2017 to February 2021, where he was responsible for communicating investment strategies, performance and outlook to clients. Previously, he served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, from December 2010 to November 2015, as a senior consultant with Booz Allen Hamilton from May 2010 to November 2010 and was with BancAccess Financial from December 2009 to April 2010. He also served as Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also served with the U.S. Treasury Department from 2001 to 2005, serving first as their Deputy Assistant Secretary for federal finance and as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.
Mr. Bitsberger has an extensive career in the financial services industry. In his role at TCW Group, Mr. Bitsberger was responsible for communicating investment strategies, performance and outlook to clients. Through his service at TCW, BNP PNA and BancAccess Financial, he has gained valuable experience in business development, investment strategy and worked with foreign institutions and regulators. His career also includes his prior service in key roles with the government relating to the financial industry, including serving as Deputy Assistant Secretary for Federal Finance at the U.S. Treasury and more recently as the Assistant Secretary for financial markets at the U.S. Treasury. Mr. Bitsberger served in a leadership role as Treasurer of Freddie Mac, working extensively with the central banks and foreign regulators.

Independent, Public

2026 PROXY STATEMENT	CME GROUP	19

ITEM ONE	TABLE OF CONTENTS

Charles P. Carey
	AGE: 72	DIRECTOR SINCE: 2007	COMMITTEES: CC, EC, FC, NGC

Mr. Carey has served as our independent Lead Director since May 2025. He served as our Vice Chairman from 2007 to 2010 in connection with our merger with CBOT Holdings, Inc. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey was an owner of HC Technologies LLC until its sale in 2023. He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978. Mr. Carey previously served on the board of CBOT Holdings, Inc. until our merger in 2007. Mr. Carey serves as Chairman of the CME Group Foundation and is a member of our Agricultural Markets Advisory Council.
Mr. Carey brings to the board his long-time experience in the derivatives industry through his prior service as Chairman and Vice Chairman of CBOT and through his tenured trading career. Also, in his role as Chairman of CBOT, Mr. Carey served as an advocate for the company in the industry and with regulators and the government. Mr. Carey, through his trading activity, has familiarity with many of our customer-facing systems and controls. He also served as our board representative on BM&FBovespa (now B3), from 2012 to 2017, one of the main financial market infrastructure companies in the world and headquartered in Brazil, and has also provided valuable assistance with respect to the development of our soybean futures complex with a focus on the Latin American market.

Independent

Bryan T. Durkin
	AGE: 65	DIRECTOR SINCE: 2020	COMMITTEES: CHOC, RC

Mr. Durkin served as an advisor to our CEO from May 2020 through September 2021. Formerly, Mr. Durkin served as President of CME Group from 2016, overseeing the company's Technology, Global Operations, International and Data Services businesses. Mr. Durkin previously served as our Chief Commercial Officer since 2014 and as Chief Operating Officer since 2007. As part of his responsibilities, he led the global integrations following CME's merger with CBOT in 2007 and CME Group's acquisition of NYMEX in 2008. Before joining CME Group, Mr. Durkin served as Executive Vice President and Chief Operating Officer of the CBOT. Prior to that role, he was in charge of CBOT's Office of Investigations and Audits. His career with both CME Group and CBOT has spanned more than 30 years. He previously served as a member of the COMEX Governors Committee and the CFTC's Technology Advisory Committee and Energy and Environmental Markets Advisory Committee. Mr. Durkin serves on the Board of Advisors for Misericordia and on the Board of Trustees for Lewis University. Mr. Durkin serves on the board of CME Securities Clearing Inc.
Mr. Durkin has been involved in our industry for more than 30 years. He served as CME Group’s President, and Chief Regulatory Officer and Administrator of Investigations at CBOT, overseeing all aspects of market regulation and surveillance as well as regulatory functions. During his tenure at CBOT, he was the primary liaison to U.S. and foreign regulators. Mr. Durkin's responsibilities also included oversight of CBOT’s outsourcing of clearing. In his career at CME Group, he oversaw our International, Planning and Execution, Data Services, Optimization Services, Cash Markets, Client Development & Research, Products & Services and Marketing functions. Through his oversight responsibility of our technology and trading operations, which functions are highly regulated by the CFTC and are subject to testing and system safeguards requirements, Mr. Durkin has gained experience with risk, compliance, monitoring and the reporting aspects of key control functions. Mr. Durkin also previously served as a member of the company's Crisis Management Team, which is the chief decision management body during a major disruption to our normal business operations. His career also included prior service on the boards of directors of Bursa Malaysia Derivatives Berhad and its clearing house, Bursa Malaysia Derivatives Clearing Berhad, in connection with one of our former strategic investments and commercial arrangements.

Independent

20	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Harold Ford Jr.
	AGE: 55	DIRECTOR SINCE: 2023	COMMITTEES: CC, FC

Mr. Ford served in Congress for 10 years, from 1997 to 2007. Mr. Ford represented Tennessee's 9th congressional district and was a member of the House Financial Services, Budget and Education committee during his time in Congress. He was appointed in January 2023 to serve as the Regional President for the New York City market for PNC Financial Services Group, where he has served as Vice Chairman, Corporate and Institutional Banking from 2020. Prior to joining PNC, Mr. Ford spent more than 10 years in investment banking with Merrill Lynch and Morgan Stanley. Mr. Ford has also taught public policy at Vanderbilt University and the University of Michigan, is a co-host of "The Five" and is a frequent contributor to "Special Report with Bret Baier." He served on the advisory board of One River Asset Management from 2021 until March 2023. Mr. Ford previously served as the non-executive chairman of Rx Saver during 2019 and 2020, a patient driven prescription drug saving technology platform. Mr. Ford also is affiliated with a number of non-profit organizations.
Mr. Ford brings invaluable experience as a leader in global financial services through his numerous roles in institutional banking. Based on his service in Congress and as a political commentator, he has significant experience, perspective and knowledge on government relations, public policy and regulatory issues. Mr. Ford has gained experience in corporate governance practices through his prior and current service on public company boards.

Independent, Public
Public Directorship: SIGA Technologies, Inc. Previous Public Directorships: Live Oak Acquisition Corporation (combined with Danimer Scientific, Inc.) Empowerment & Inclusion Capital I Corporation

Martin J. Gepsman
	AGE: 73	DIRECTOR SINCE: 1994	COMMITTEES: CHOC, NGC

Mr. Gepsman served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 35 years. Mr. Gepsman has also been an independent floor broker and trader since 1985. Mr. Gepsman currently serves as Chairman of our business conduct, membership and floor conduct committees and the CME Gratuity Fund. During his board tenure at CME, he served as a member on the compensation, strategic steering, executive, clearing house oversight, ethics and arbitration committees. Mr. Gepsman has also held board positions, including a Chairman's role, at the company’s former foreign exchange subsidiaries. Mr. Gepsman currently serves as Secretary and Treasurer of our political action committee. Mr. Gepsman also serves on the membership appeals committee with the National Futures Association. He was a member of the CBOE from 1982 to 1985.
Mr. Gepsman brings to the board his long-term career as a participant in our markets. During his term on the board, he has served on numerous committees at the board level as well as those related to our exchange operations. His service has also included board roles on our regulated subsidiaries. Through these positions, Mr. Gepsman has acquired a deep understanding of our business operations, market regulatory functions and strategy. He also brings his valuable focus and understanding of options trading, which continues to be an area of focus in our corporate strategy. As Secretary and Treasurer of our political action committee, Mr. Gepsman regularly interacts with government officials. As Chairman of our business conduct, membership and floor conduct committees, Mr. Gepsman has extensive knowledge and experience in reviewing disciplinary charges and determining appropriate actions.

Independent

2026 PROXY STATEMENT	CME GROUP	21

ITEM ONE	TABLE OF CONTENTS

Daniel G. Kaye
	AGE: 71	DIRECTOR SINCE: 2019	COMMITTEES: AC, EC, RC

Mr. Kaye served as Interim CFO and Treasurer of HealthEast Care System from 2013 to 2014. Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP, from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance. Mr. Kaye serves on the compensation and workplace practices committee of Alliance Bernstein and on the audit (Chair) and nomination and governance committee (Chair) committees of Equitable Holdings, Inc. (formerly AXA Equitable Holdings). He served as a director of Ferrellgas Partners LP (2012 to 2015). Mr. Kaye is a CPA and NACD Board Leadership Fellow.
Mr. Kaye is an audit committee financial expert with broad boardroom, financial services and operations experience. He has served on three other public company boards and several not-for-profit entities. His public company experience includes audit committee and nominating and corporate governance chairmanships, as well as audit, compensation, executive, finance and risk committee participation. Through his years at Ernst & Young (serving primarily as an audit partner in the financial services industry), he brings significant GAAP/SEC accounting and reporting, and regulatory risk management and compliance experience. This expertise includes technological controls and testing as they relate to internal controls over financial reporting. Mr. Kaye gained significant leadership and operations experience by heading various Ernst and Young business units over ten years, and acting as interim CFO and Treasurer for a hospital system.

Independent, Public
Public Directorships: AllianceBernstein Holding L.P. Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.)

Phyllis M. Lockett
	AGE: 60	DIRECTOR SINCE: 2019	COMMITTEES: CC, EC, NGC, RC

Ms. Lockett is the CEO of LEAP-X, an education innovation lab that designs and creates solutions for the future of learning. Ms. Lockett is the Founder of LEAP Innovations, which connects schools and tech companies from across the nation to scale learning innovations in classrooms. Prior to her role with LEAP, she served as the founding CEO of New Schools for Chicago, a venture philanthropy that invested in the start-up of 80 new public schools. Ms. Lockett previously served as the executive director of Civic Consulting Alliance, a pro-bono consulting firm for government agencies, and led key projects that shaped the Chicago Transit Authority’s $2.8 billion capital improvement program, and the Chicago Housing Authority’s $1.5 billion Plan for Transformation. Ms. Lockett has held sales and marketing roles with IBM, Kraft Foods, and General Mills. Ms. Lockett serves as a director of the Federal Home Loan Bank of Chicago (Chairperson of the Operations and Technology committee). Ms. Lockett is an advisor with GSV Ventures and is Chairman of Noble Schools, the largest charter high school network in Illinois. She is also a member of the Economic Club of Chicago, The Chicago Network, Commercial Club of Chicago, and a Henry Crown Fellow with the Aspen Institute.
Ms. Lockett is a serial entrepreneur who has led transformation efforts in education, government and the civic arena. She founded LEAP Innovations, a national non-profit organization that works with educators and technology companies across the United States, to research, pilot and scale new instructional designs and technology solutions that advance student learning. Before starting LEAP, Ms. Lockett was a driving force behind Chicago's charter school movement. As founding president and CEO of New Schools for Chicago, she helped raise more than $70 million to support opening 80 new public schools, primarily charters. For nearly a decade, she focused on bringing quality public schools to communities of high need and advocating for school choice. Through her prior corporate experience she has gained experience in sales, marketing and business development.

Independent, Public

22	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Deborah J. Lucas
	AGE: 67	DIRECTOR SINCE: 2018	COMMITTEES: AC, CHOC, FC, MROC

Ms. Lucas has served as the Sloan Distinguished Professor of Finance at the MIT Sloan School of Management since 2011 and as the Director of the MIT Golub Center for Finance and Policy from 2012. Her current research focuses on government financial institutions and financial policy, and she teaches on futures and options, and fixed income securities and derivatives. She serves on an advisory board for the Urban Institute. She is a trustee of the NBER pension plans, an associate editor for the Annual Review of Financial Economics and a member of the Shadow Open Market Committee. During 2025, Ms. Lucas was a visiting scholar at the International Monetary Fund. Previous appointments include assistant and associate director at the Congressional Budget Office; professor at Northwestern University's Kellogg School; chief economist at the Congressional Budget Office; and senior staff economist at the Council of Economic Advisers. She serves on the board of P/E Investments, a privately held company, and of NatureServe, a non-profit company. She has been an independent director on several corporate and non-profit boards, including the Federal Home Loan Bank of Chicago.
Ms. Lucas brings her tenured career as a leading business school academic and an innovative leader in the public sector. Her current research focuses on applying the principles of financial economics to evaluating the costs and risks of governments' financial investments and activities. Her academic publications cover a wide range of topics, including the effect of idiosyncratic risk on asset prices and portfolio choice, dynamic models of corporate finance, financial institutions, monetary economics and valuation of government guarantees. She held several top leadership roles at the Congressional Budget Office, and developed strategies for the analysis of the costs and risks of federal credit and guarantee activities. She has testified before the U.S. Congress on Fannie Mae and Freddie Mac, student loans, and strategically important financial institutions.

Independent, Public

Rahael Seifu
	AGE: 44	DIRECTOR SINCE: 2020	COMMITTEES: CC, EC, MROC, NGC

Since November 2022, she has served as Director, Legal at Google LLC, where she leads a team of lawyers supporting products, systems, and internal functions that enable Google services, create seamless and privacy-protected experiences for users, and power Google's consumer support ecosystem. At Google, she previously served as Associate Corporate Counsel from April 2014 to June 2016, Corporate Counsel from June 2016 to May 2019, and Senior Counsel from May 2019 to November 2022. During her tenure as Senior Counsel at Google, Ms. Seifu was the first acting Chief of Staff for the Legal Department. Prior to joining Google, Ms. Seifu was a Corporate Associate at Morrison & Foerster LLP from 2013 to 2014, where she focused on mergers and acquisitions and provided corporate governance guidance for public company boards and special committees. Ms. Seifu worked from 2008 to 2013 as a Corporate Associate at Davis Polk & Wardwell LLP, where she focused on mergers and acquisitions, investments, and various other corporate transactions. She also advised clients on regulatory compliance, securities law reporting, and corporate governance matters. Immediately following graduation from Yale Law School, Ms. Seifu served as a law clerk to the Honorable George B. Daniels of the Southern District of New York.
Ms. Seifu's responsibilities at Google have included counsel on privacy and security matters, including matters related to Google's systems and implementation of controls to minimize security and privacy risks. She has also advised a number of internal teams on technology matters relating to systems safeguards, including mitigating risk related to new integrations, access controls and contractual and procedural requirements designed to ensure third party compliance with Google’s security standards. Additionally, in her previous role as the first Chief of Staff for the Google Legal Department, Ms. Seifu was responsible for implementing strategy for the global organization and processes to effectively manage the legal team.

Independent, Public

2026 PROXY STATEMENT	CME GROUP	23

ITEM ONE	TABLE OF CONTENTS

William R. Shepard
Photo Not Available
	AGE: 79	DIRECTOR SINCE: 1997	COMMITTEES: CHOC, FC, RC

Mr. Shepard has been a member of CME for more than 45 years. Previously, he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.
Mr. Shepard brings to the board his experience as a long-time market participant. He is the founder of a futures commission merchant and was an investor in one of our largest clearing firms. It was this experience that led the board to appoint him to serve as the initial Chairperson of our clearing house oversight committee. This committee is designed to support the oversight of the risk management activities and the senior management of the Clearing House, including oversight with respect to the effectiveness of the risk management program, and plays an important role in supporting the board's oversight responsibilities. Mr. Shepard served as its Chair from its formation in 2016 to August 2021. He now serves as a Co-Chair of our clearing house risk committee and a member of our interest rate swaps risk committee.

Independent

Howard J. Siegel
	AGE: 69	DIRECTOR SINCE: 2000	COMMITTEES: CHOC, EC, RC

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 35 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade electronically in our agricultural product suite. Mr. Siegel is a member of the board and the Secretary and Treasurer of the CME Group Foundation. Mr. Siegel chairs our clearing house oversight committee and serves on the board of CME Securities Clearing Inc..
In addition to his background as a market participant, Mr. Siegel brings to the board his valuable experience from his long-time service as a former co-chair of our clearing house risk committee. This committee, on which Mr. Siegel held a leadership position from 2004 to August 2021, includes key representation from our clearing firm community. Mr. Siegel's long-time involvement as co-chair has fostered important relationships with our trading community and our Clearing House management and has greatly expanded his knowledge of our financial safeguards resources. Mr. Siegel now serves as the Chair of our clearing house oversight committee.

Independent

24	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Dennis A. Suskind
	AGE: 83	DIRECTOR SINCE: 2008	COMMITTEES: AC, EC, MROC, NGC, RC

Mr. Suskind served as our independent Lead Director from May 2023 to May 2025. Mr. Suskind is a retired General Partner of Goldman Sachs & Co. He was an Executive Vice President at J. Aron and Company prior to its acquisition by Goldman Sachs in 1980. He joined J. Aron in 1961. During his tenure in trading, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, DC. Mr. Suskind previously served on the board of NYMEX Holdings, Inc. until our acquisition in 2008. He is a member of the board of the CME Group Foundation. He also served as a director of Liquid Holdings Group, Inc. from 2012 to 2016.
As a retired General Partner of Goldman Sachs, Mr. Suskind brings invaluable experience as a leader in the international metals derivatives business. While he was at Goldman Sachs, he led a team responsible for educating producers and consumers on the benefits of using futures as their pricing medium. Under his leadership, Goldman Sachs worked closely with the CFTC on developing hedging exemptions and went on to build the industry's largest precious metal arbitrage business. He is a recipient of a distinguished achievement award from the International Precious Metals Institute and was inducted into the Futures Industry Association Hall of Fame in 2005. Mr. Suskind has served as Chair of our risk committee since its inception in 2014 and brings with him his risk management experience from his role at Goldman Sachs and from his service as Vice Chairman of the Board of Bridge Bancorp, Inc. (now Dime Community Bancshares, Inc. following its merger), where he chaired the risk, compensation and governance committees. Through his external public company directorships, he also has gained experience in corporate governance practices.

Independent, Public
Public Directorships: Dime Community Bancshares, Inc. (formerly Bridge Bancorp, Inc.) Previous Public Directorships: Navistar International Corporation Stem Holdings Inc.

2026 PROXY STATEMENT	CME GROUP	25

Corporate Governance

CME Group is committed to good corporate governance. By aligning our governance approach with best practices, our company is able to strengthen board and management accountability, promote long-term shareholder value and sustain continued success.

The board of directors has established corporate governance principles, which provide a framework for our effective governance. Our nominating and governance committee regularly reviews trends and best practices in corporate governance. The Corporate Secretary's Office advises our board of directors and management in an effort to strengthen existing governance practices and develop new policies that make us a better company.
Shareholder-aligned corporate governance

Board structure designed to support independence and effectiveness

•Engaged independent Lead Director with defined duties and responsibilities
•95% independent directors
•Ongoing evaluation of board composition and refreshment
•Active committee structure designed to meet the company's unique regulatory status and complex business
•Ability of directors to identify and request presentations on topics of interest
•Regular executive sessions of the board and its committees without management present

Board oversight responsibilities supporting corporate governance

•The company's annual strategic goals and initiatives
•Major strategic, financial and business activities and opportunities, including declarations of dividends and major transactions
•Succession plans for the Chief Executive Officer and other senior leadership roles, including assessing candidates during board and committee meetings and in less formal settings
•Chief Executive Officer performance
•Enterprise Risk Management (ERM) Program
•Regulatory matters, including those that may impact the business or provide opportunities
•Integrity of our financial statements and disclosure controls as overseen by the audit committee
•"Tone at the top" and workforce engagement
•Cybersecurity, operational resilience and compliance risks as overseen by the risk committee
•The safety and efficiency of our derivatives clearing house, including support of the stability of the broader financial system

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Shareholder rights and accountability

•All directors elected annually
•Majority voting for Equity directors in uncontested elections; resignation policy if not elected
•Eligible shareholders able to nominate Equity directors through proxy access
•Non-employee directors may not serve on more than four public company boards
•Meaningful stock ownership guidelines
•Insider trading policy prohibits short selling and hedging and directors and executive officers are prohibited from pledging Class A shares
•Policy and processes to manage conflicts of interest
•Board oversight of our corporate citizenship and sustainability activities and annual reporting
•Annual advisory vote on executive compensation
•Extensive engagement with shareholders to receive input on our governance and compensation practices

Key board practices

•Independent Lead Director and committee chairs (compensation; nominating and governance) available for shareholder engagement meetings
•Annual board and committee self-evaluations supplemented by candid one-on-one interviews with the independent Lead Director
•Committee reports on each committee's activities to the board at each regular business meeting
•Access to senior leaders and employees and legal, financial and other advisors
•New director orientation program and ongoing education programs
•Focus on employee experience and engagement
•Code of Ethics and Conflicts of Interest Policy with annual acknowledgement

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Corporate governance and compliance materials
You can access the following governance and compliance materials by visiting http://investor.cmegroup.com under "Corporate Governance."
•Corporate Governance Principles
•Board of Directors Conflict of Interest Policy
•Board of Directors Code of Ethics
•CME Group Charter
•CME Group Bylaws
•Employee Code of Conduct
•Charters for board committees and our clearing house risk committees
•Confidentiality and Data Protection Policy
•Guide to Conducting Business for Third Parties of CME Group
•Modern Slavery Act Transparency Statement
•CME Group Tax Strategy
Each of these documents is also available in print upon request made to annualmeeting@cmegroup.com.
Our employee Code of Conduct is applicable to all our employees and internal consultants, including our Chairman and Chief Executive Officer, our President and Chief Financial Officer and our other senior financial officers. Our board members are subject to the Board of Directors Code of Ethics. The board or its nominating and governance committee will consider and resolve any question about a potential waiver of a provision of the Code of Conduct or the Board of Directors Code of Ethics, as applicable, that arises for a board member or an executive officer of the company. Disclosure of any such waiver will be made as mandated by applicable law and regulation, listing standards and the regulations of the SEC.
We have adopted an insider trading policy governing the purchase, sale and other dispositions of our securities by our directors, officers, and employees, as well as by the company itself. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the company. A copy of our insider trading policy is filed with our most recent Annual Report on Form 10-K as Exhibit 19.1.
Director attendance
The board held six regular meetings and three special meetings during 2025. Each director attended more than 75% of the combined total meetings of the full board and the committees on which he or she served during 2025.
We strongly encourage, but do not require, our directors to attend the annual meeting. At our 2025 annual meeting, 19 board members were in attendance.
Director independence
The experience of our directors has been, and continues to be, critical to our success. Our corporate governance principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, and nominating and governance committees must be independent. For a director or director nominee to be considered independent, the board must affirmatively determine that the director or director nominee has no direct or indirect material relationship with CME Group. The board has adopted categorical independence standards, which are attached to this proxy statement as Appendix B, to assist it in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in Nasdaq's listing standards. They specify the criteria by which the independence of our directors and director nominees will be determined, including relationships and transactions between each director, director nominee, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

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The board believes all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our categorical independence standards, at its meeting held in early 2026, the nominating and governance committee made a preliminary assessment of the independence of the current directors, and based on such assessment made a recommendation to our board regarding their independence. Some of our current directors are members of our exchanges, which provides them with access to our markets, lower trading fees, the ability to vote on certain matters relating to the operation of our open outcry markets and, for members of CME, the ability to elect six of our directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. Such directors also may be customers of our cash markets business. To ensure that such payments do not exceed the monetary thresholds set forth in the listing standards of Nasdaq, the nominating and governance committee reviewed the trading activities of the directors and their affiliated clearing firms, relationships with our exchanges and other payment activities as part of its independence determination. The nominating and governance committee and the board noted that all payments relating to trading fees were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties. The board has also adopted a conflict of interest policy to address any potential conflicts that may arise in relation to a board member's participation in our markets.
After considering information provided by our current directors in our annual questionnaires, the payments made to us relating to trading activities, as well as additional information gathered by our Corporate Secretary's Office, the nominating and governance committee recommended, and the board determined, that all current directors be classified as independent, except for Mr. Duffy, based on his employment relationship with CME Group.
Public directors
As the parent company of four self-regulatory organizations, we are required to ensure we meet the core principles of the CFTC which, among other things, require that we have processes and procedures to address potential conflicts of interest that may arise in connection with the operation of our exchanges. Significant representation of individuals who do not have relationships with our exchanges, referred to as "public directors" in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered public directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The following eight members of the board meet the definition of "public director":

Timothy S. Bitsberger Kathryn Benesh Harold Ford Jr.	Daniel G. Kaye Phyllis M. Lockett Deborah J. Lucas	Rahael Seifu Dennis A. Suskind

Additionally, our market regulation oversight committee is composed solely of public directors.

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Board leadership structure
Our board leadership structure is designed to support the board's performance of its oversight functions and to appropriately allocate authority and responsibility between the CME Group board and management. The board believes it is appropriate to maintain the discretion to determine its leadership structure based on the particular composition of the board and its skills, the individuals serving in leadership positions and the current and anticipated needs and opportunities of the company. Our governance documents provide the board with this flexibility to select the board leadership structure best suited to the needs and circumstances of the company and the board at any given time.

Chairman and Chief Executive Officer
Terrence A. Duffy
The board believes that a combined Chairman and Chief Executive Officer is the most effective leadership structure at this time to enable the company to communicate its business and strategy to our shareholders, customers, employees, regulators and the public. Mr. Duffy previously served as our Executive Chairman from 2006 to 2016, and has served in the combined Chairman and Chief Executive Officer role since 2016. He has been a member of our board since 1998. Mr. Duffy brings to his current role strategic leadership and knowledge of our business and industry. His career includes steering CME to demutualize and become a publicly-traded corporation, leading multiple mergers and acquisitions and expressing the company’s knowledge and views before numerous Congressional committees with respect to issues of importance to Congress, the company and industry over many years.

Chairman and Chief Executive Officer

Independent Lead Director
Charles P. Carey Our independent Lead Director is appointed on an annual basis and may serve for multiple years. In May 2025, Mr. Carey was appointed as our independent Lead Director. Mr. Carey has served on our board since our merger with CBOT in 2007. During his tenure as a board member, Mr. Carey has established strong and effective relationships with his fellow board members and is viewed as a knowledgeable leader and trusted colleague. The board also believes his long tenure enables him to provide valuable perspective on our business.

Independent Lead Director

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Our board recognizes the importance of strong, independent board leadership and has appointed an independent Lead Director with prescribed responsibilities designed to facilitate independent oversight of management and promote open dialogue among the board, including dialogue of the independent directors during quarterly executive sessions.
The board believes its current leadership structure allows it to effectively operate and create long-term value. Its current leadership structure also is designed to balance effective leadership of management with appropriate safeguards, oversight and challenge by board members. In determining that its leadership structure continues to be appropriate, the board considers:
•The respective responsibilities for, and the particular individuals currently serving in, the role of the Chairman and Chief Executive Officer and role of the independent Lead Director
•The current composition and skills of the board members
•The policies and practices in place to provide independent board oversight of management
•The board's oversight of the performance and compensation of Mr. Duffy in his management role
•Other governance practices, including quarterly executive sessions of the independent directors, annual self-assessments of the board's and board committees' performance and one-on-one private meetings between the independent Lead Director and the other non-executive directors
•The circumstances of the company, including its financial performance and the skills and experience necessary to deliver on its strategic initiatives
•The views of our shareholders
•Such other factors as the board determines

Roles and Responsibilities of the Independent Lead Director

•Presides at meetings of the board if the Chairman is unavailable and at executive sessions of the board's independent directors
•Presides at the board's annual evaluation of the Chairman and Chief Executive Officer’s achievement of his goals and objectives
•Communicates to the Chairman the results of the meetings at which the Lead Director presides
•Receives direct communications from directors and/or shareholders in cases where the Chairman is unavailable or where direct communication with the Chairman may not be appropriate
•Confers with the Chairman, in the Chairman's discretion, in regard to board agendas, scheduling and information distribution
•Has the authority to call a special meeting of the board in accordance with our bylaws
•Serves as a member of the nominating and governance committee
•In the event of the incapacity or death of the individual serving as Chairman and Chief Executive Officer, acts as Chairman on an interim basis until otherwise approved by the board

All board members have direct access to the Chairman and Chief Executive Officer and to the independent Lead Director. Board members may request the inclusion of additional board meeting agenda items that they deem necessary or appropriate in fulfilling their duties. Additionally, all board members are provided the opportunity to provide feedback on the effectiveness of the board both in annual written evaluations and as supplemented by private meetings with the Lead Director.

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Board and committee oversight of risk management
The full board maintains ultimate responsibility for oversight of the company's risk management activities, with the goal of serving the long-term interests of our shareholders. To fulfill this responsibility, the board with support from the risk committee assesses management's performance and risk management practices, and challenges and holds management accountable for maintaining an effective risk management program and operating the company within the acceptable risk appetite.
The board has an active role, as a whole and also at the committee level, in overseeing management of our risks, focusing on the particular risks facing the company. This involvement of board committees in risk oversight is designed to increase the effectiveness of the board's oversight by considering the background and experience of the members on various board committees, including their interactions with management. The defined authority and responsibilities for risk oversight are set forth in the respective written committee charters. This allocation of authority and responsibilities allows each committee to focus on the particular operations, issues and risks relating to its responsibilities, provide guidance and oversight of management and escalate matters as appropriate to the full board. Certain board committees, as applicable, also meet in executive session with the leaders of our key control functions for the purpose of providing direct access to board members, helping ensure the independent operation of such functions and that such functions are appropriately staffed and resourced. Committee chairs provide regular reports to the full board regarding matters reviewed by their committees, and the committees work together with the full board to facilitate the receipt of all information necessary to fulfill their oversight responsibilities of our risk management activities.
Through the ERM Program, we undertake an ongoing comprehensive review of our risk management practices and endeavor to provide assurances that the enterprise risks are identified, assessed, measured, monitored, prioritized and reported by management responsible for the respective risks over both short- and long-term time horizons taking into consideration the likelihood that such an event would occur and its corresponding potential adverse impact. We organize the enterprise risks our business faces into six key risk categories: clearing house, compliance & legal, financial, operational, reputational and strategic & commercial. CME Group uses the three lines of defense model (employees and management, risk and compliance functions and internal audit) to manage and mitigate our enterprise risks in accordance with the stated risk appetite and business objectives. The ERM Program, in its design and operation, draws upon various sources of best practices and standards such as the 2017 COSO ERM Integrated Framework, ISO 31000 Risk Management and 2021 COSO Enterprise Risk Management for Cloud Computing.
Our Managing Director, Chief Enterprise Risk Management and Compliance Officer, who reports internally to our General Counsel and externally to the risk committee, is responsible for our ERM and Compliance Programs.
The company has also established several internal management committees that support management in carrying out its risk management responsibilities.
The current profiles of our universe of risks and our associated responses are reported to the board and senior management quarterly. These reports include input from the applicable risk owners and relevant developments in our business and industry that could affect the risk outlook. Risk management and mitigation is ongoing, and the importance assigned to identified risks can change and new risks can emerge during the year as the company develops and implements its strategy.
Our ultimate objective is to help preserve and protect our enterprise value and to increase the likelihood of achieving our objectives while managing risks appropriately within our stated risk appetite to maintain and enhance our reputation. In doing so, the board understands it may not be practicable or cost-effective to eliminate or mitigate certain risks, that it may be necessary to accept certain risks to achieve our goals and objectives and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
From time to time, the individuals responsible for our ERM Program, as well as for the underlying risks within our risk universe, may engage outside advisors and experts for purposes such as benchmarking, testing and assessing their programs and associated controls and procedures.
As a highly regulated company, we are regularly subject to examinations by our regulators, including the CFTC as our primary regulator. The results of such examinations and assessments are reported at the board level and are subject to oversight at the committee level as appropriate.
Our internal audit function is responsible for acting as an independent assurance function and performs auditing activities under the oversight of the audit committee designed to validate that our risk management program and practices are adequately designed and functioning effectively.

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The following is a summary of the key risk-related responsibilities of our board committees, which are set forth more fully in the written committee charters.

Audit

•Oversees legal and regulatory matters that may have a material impact on our financial statements
•Oversees our internal control over financial reporting, our disclosure controls and procedures and our periodic financial reports
•Oversees our internal audit function, including approval of our annual internal audit plan, which is designed with input from our ERM Program
•Approves our related party transactions

Clearing House Oversight

•Oversees the effectiveness of the risk management program of the derivatives clearing house
•Approves new derivatives products for clearing that significantly impact the risk profile of the clearing house and refers them to the board for approval
•Approves significant changes to the core processes and systems of the derivatives clearing house
•Oversees key policies and risk frameworks of the derivatives clearing house
•Approves applications for clearing firm membership to the derivatives clearing house
•Approves other financial counterparties of the clearing house

Compensation

•Reviews risks associated with our compensation programs, policies and practices both for our senior leadership in particular and for employees generally
•Receives information regarding our programs that support our employee experience and engagement
•Assists the board in its oversight of shareholder engagement on executive compensation matters
•Reviews compensation disclosures and pay and performance metrics contained in the company's proxy statements

Executive

•Assists the full board in its oversight of risk at the board's request, including by receiving reports on our key strategic initiatives
•Oversees our strategy with respect to corporate citizenship and sustainability activities

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Finance

•Oversees our financial risks, including oversight of our capital structure, corporate credit risk, investment policy and dividend policy

Market Regulation Oversight

•Oversees compliance with applicable self-regulatory obligations stemming from the operation of our exchanges
•Receives regular reports on the effectiveness of our market regulation and financial and regulatory surveillance functions

Nominating and Governance

•Reviews risks associated with corporate governance
•Oversees overall board effectiveness, including advising the board on its composition and refreshment and committee structure
•Oversees succession planning for senior management, including for the Chairman and Chief Executive Officer
•Assists the board in its oversight of engagement with shareholders on corporate governance matters

Risk

•Conducts primary oversight of our ERM Program, including approving the ERM framework and the risk universe and reviewing and recommending to the board the various levels of acceptable appetite for managing our key risks
•Oversees key risks relating to information security and cybersecurity, compliance and operational resiliency, including receiving quarterly reports on our risk profile and the effectiveness of the programs

In addition to the committee structure of the CME Group board of directors, the company has a number of subsidiary boards of directors that meet on a regular basis to provide oversight of their particular business and operations. The CME Group board of directors is kept informed about these businesses, including any associated risks, through regular management updates provided during board meetings and via the quarterly ERM report.

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Board oversight of cybersecurity
We are a highly regulated global financial services company and understand the substantial operational risks for companies in our industry as well as the importance of protecting the information and data of our clients and employees and the resilience of our systems.
Our Global Information Security (GIS) Program is designed and operated to mitigate information security risks and threats to the company. Its intent is to safeguard the confidentiality, integrity and availability of our information and services. The GIS Program is designed to strengthen the integrity of the global markets we support, protect CME Group's information assets, maintain client, third party and employee trust, support our pursuit of strategic objectives, contribute to shareholder value and preserve our reputation and brand.
We implement technical, physical and administrative safeguards to protect the confidential and highly sensitive information of our clients, third parties, employees and other information under CME Group's stewardship. We manage cybersecurity risk to the organization as part of our business strategy, risk management and financial functions in alignment with our overall ERM Program and regularly engage with the risk committee of the board and the board as a whole regarding the effectiveness of the GIS Program and the management of our cybersecurity risks.
Our GIS Program is led by CME Group's Chief Information Security Officer (CISO), who has over 25 years of technology experience and 22 years as a senior leader within CME Group's information security operations and incident response program. The CISO reports to our Chief Information Officer (CIO), a member of our Management Team. Our GIS team is comprised of over 250 full-time employees, many of whom hold cybersecurity, risk or management certifications, such as as Certified Information Systems Security Professional, Certified Information Security Manager, Certified in Risk and Information Systems Control, Series 99, Certified Information Systems Auditor, Project Management Professional, various cloud provider certifications and various levels of certifications demonstrating expertise in technology infrastructure. As part of our GIS Program, CME Group operates a Cyber Defense Center that virtually links 24/7 to our international cybersecurity teams and serves as a global hub for cybersecurity risk management activities including log collection, event monitoring, threat detection and incident response, resiliency, operations, vulnerability management and the proactive collection and processing of both open source and proprietary threat and intelligence feeds allowing the company to efficiently manage, investigate and respond to cybersecurity events. Our GIS team conducts analyses and aims to prevent, detect and respond to systemic events that might threaten our company, industry or the economy.
We also maintain a cross-functional Third Party Risk Management Program, which partners with our GIS, Information Governance and Operational Resilience teams, among others, to manage and monitor third party risk presented by CME Group vendors and certain third parties of third parties (fourth parties). The teams conduct initial due diligence on vendors and monitor cyber-related incidents and known vulnerabilities with the goal of enhancing processes, improving risk management and partnering on exit planning and testing for certain vendors associated with essential functions.
We regularly test the design and effectiveness of our information security controls and processes through a program of testing performed by internal and independent third-party teams. Remediation of gaps and opportunities identified through testing are tracked through to closure. Testing activities support a variety of regulatory requirements and external industry certifications held by CME Group.
GIS Program highlights
•We deploy a defense-in-depth strategy, acknowledging the importance of people, processes and technology in upholding information security. The strategy incorporates multiple layers of controls, including monitoring, vulnerability management, identity and access management and security assessments.
•Our program is aligned with the National Institute of Standards and Technology Cybersecurity Framework and other technical standards and frameworks.
•We have a robust cybersecurity defense response plan that provides a documented framework for handling security incidents and facilitates coordination across multiple parts of the company.
•We invest in threat intelligence and operate a Cyber Defense Center, which acts as our hub of information sharing and threat intelligence analysis.
•We incorporate external expertise and reviews into our cybersecurity risk management program and continue to engage leading professional consulting firms to assist our company in incorporating cybersecurity best practices.
•We provide annual cybersecurity awareness and ongoing phishing training, and we routinely conduct cybersecurity attack simulation exercises, which includes participation from various levels of management.

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•Following a risk-based approach, we conduct due diligence reviews of our third-party providers for potential cybersecurity risks to the company.
•We have insurance against certain cybersecurity and privacy risks and attacks.
•We are an active participant in the financial services industry and government forums and information sharing programs, designed to improve both internal and sector cybersecurity defense. These valuable external partnerships are established and maintained in order to gain more timely, comprehensive and actionable threat information across geographies and industries and to facilitate the exchange of best practices and security techniques. They allow for a high degree of collaboration and cooperation with local, state, federal and international law enforcement and intelligence agencies, industry groups and other private sector chief information security officers.
The board provides oversight of cybersecurity risks and has designated primary responsibility to the risk committee which oversees our GIS Program, including cybersecurity, and is actively involved in monitoring the progress of key cybersecurity initiatives. Our board and risk committee receive regular updates on the activities and effectiveness of our GIS Program, including reports on incident response plan testing exercises and results of compliance testing and third-party evaluation results. Our CISO provides quarterly, or as needed, reports and updates to our board and risk committee on the company's cybersecurity risk management program and meets with the risk committee at least annually in a private session. The CISO has an indirect reporting line to the risk committee. From time to time, we engage with leading professional consulting firms to provide updates to the board on cybersecurity-related risks in the evolving threat landscape and to provide education on best practices for board oversight of our GIS Program.

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Management succession planning
At CME Group, our employees are the driving force behind our current and future success. The company offers various talent development programs throughout the organization focused on building leadership and management skills, career development and other areas. Providing for effective continuity of leadership is vital to our success and central to our long-term strategy. The board believes our program is appropriately designed to support talent management, succession planning and the deepening of our leadership bench strength.

Key elements of our management succession planning:

•The board considers the continuity of high-quality leadership to be essential to the company's long-term success and one of its most critical responsibilities. As such, the board's involvement in leadership development and succession planning is systematic and ongoing. Our process includes regular closed sessions with the board and Mr. Duffy throughout the year, private discussions between Mr. Duffy and our independent Lead Director and our Chair of the nominating and governance committee. We have also engaged with outside advisors to support the continued development and growth of our Management Team.
•Our nominating and governance committee has primary oversight responsibility of the succession planning process and our emergency succession plan for the Chief Executive Officer, Management Team and other critical senior leadership roles. At least annually, the committee engages in a discussion regarding emergency succession planning for the Chief Executive Officer role. The committee also receives an annual report on succession readiness for other critical roles within the organization, including the other members of the Management Team.
•Our compensation committee is responsible for helping ensure appropriate compensation strategies and programs in support of retention and recruitment.
•Our board has regular exposure to and opportunities to evaluate potential successors for the Chief Executive Officer and senior management from both formal meetings of the board and its committees and during informal social events. Through this process, the board and the nominating and governance committee gain an understanding as to the "readiness" level for potential internal candidates and the process incorporates flexibility for the board to look externally as an option. The board also engages with individuals in the company's leadership pipeline with a focus on the development of the next generation of high potential leaders.
•Senior leaders who are potential successors to the role of Chief Executive Officer participate in developmental activities, including engagement with and exposure to our key stakeholders, regulators, policy makers, investors and clients, as appropriate.

Key activities in support of management succession planning and developing bench strength:

•Members of our Management Team have been provided broader responsibilities and a new member was added:
◦Ms. Fitzpatrick was promoted to the expanded role of President and Chief Financial Officer.
◦Ms. Sprague assumed the role of Chief Operating Officer in addition to leading our Clearing House.
◦Mr. Dennis transitioned from a member of our board to serve as one of our senior leaders in the role of Senior Managing Director, Global Head of Fixed Income.
•The board and the nominating committee continue to maintain an active and ongoing dialogue with Mr. Duffy regarding his continued service with a focus on ensuring an effective leadership transition. This includes discussions of potential timing for a transition and the readiness of potential successors and associated development plans.

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Executive sessions
Our corporate governance principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the independent Lead Director. The chair of the executive session may, at his discretion, invite our Chairman and Chief Executive Officer, other non-independent directors, if any, or other members of management to participate in a portion of such executive session, as appropriate.
Annual assessment of board, committee and individual director performance
The board conducts a self-evaluation of its and the committees' performance and effectiveness and solicits feedback on individual director performance on an annual basis. The self-evaluation process helps the board and its committees review their performance, structure and processes in order to assess how effectively they are functioning and to identify any enhancements. Results from the evaluation process are used to:
•Determine the skills and experience desired for future board nominees
•Support the board's refreshment process
•Strengthen the relationship between the board and management
•Enhance governance processes and the operations of the board and its committees
•Identify opportunities for director education
The evaluation process includes the following steps:

Annual written questionnaires

The board and each of its committee members are asked to complete a written questionnaire on an unattributed basis. The questionnaire includes questions to address the board's responsibilities and the company's current risks and opportunities.
Topics covered include:
•Engagement with management on our strategy and on the board's and committee members' responsibilities
•Meeting content, conduct and format
•Information flow to the board and its committees
•Board and committee composition
•Succession planning for board members and senior leaders
•Feedback on fellow board members

Candid, private discussions with the independent Lead Director

•Following the formal completion of the written board evaluations process, the independent Lead Director undertakes a series of separate, private, one-on-one discussions with each non-management director.
•The objective of these conversations is to solicit any additional feedback, unexpressed concerns, or unique perspectives. This process is highly valued because it facilitates honest feedback and helps capture the underlying dynamics within the board or management-board relationship that cannot be captured in a written questionnaire.
•By engaging in these candid, confidential discussions, the independent Lead Director supports the board's understanding of its effectiveness.

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Identification of themes for enhancement

•The results of the board self-evaluation along with any themes discussed with the independent Lead Director are first reviewed with the nominating and governance committee.
•The nominating and governance committee then agrees upon any recommended enhancements and then presents the results and the enhancements to the full board in a private session.
•Individual committee results are discussed by the applicable committee with agreed upon actions as necessary.

Examples of recent enhancements

Enhancements made in response to the evaluation process over the years include:
•Continue to streamline materials and discussions to better highlight important information and focus on key decisions
•Continue to focus on the board's goal of having a long-term program for effective senior leadership development and succession, as well as short term contingency plans for emergency and ordinary course contingencies
•Facilitate interaction among board members and members of the Management Team and other leaders in the organization
•Continue to provide educational sessions to the board members

Director orientation and continuing education
All new directors participate in a comprehensive director orientation process to help ensure a general working knowledge of our company and a successful integration onto the board of CME Group. They are provided materials that include historical company documents, board materials, financials, leadership bios, board administrative guidelines and other relevant information. Our key business leaders meet with the new board members to provide an overview of their areas.
CME Group encourages director participation in continuing education programs and facilitates memberships with leading corporate governance organizations and periodicals.
In response to feedback in the annual board evaluation process, the Office of the Secretary continued to make available educational opportunities to the board in 2025, including a session focused on artificial intelligence with participation from key leaders at Google.
The company has also engaged a principal of the cybersecurity practice of a leading professional consulting firm to provide education to the board from time to time.
Reporting concerns to the audit committee
Our audit committee has adopted procedures for the receipt of complaints relating to accounting, internal control over financial reporting and auditing matters. Such concerns may be made anonymously through our independent helpline provider where permitted by local law and any allegations relating to financial matters are automatically referred to the chairperson of the audit committee and will be handled in accordance with the adopted procedures. A copy of the procedures is available on our website.

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Contacting the board of directors
Shareholders may contact the board of directors, including the independent Lead Director, a committee of the board or the independent directors as a group, by using the following address:
CME Group Inc.
Attn: Board of Directors c/o Corporate Secretary's Office
20 South Wacker Drive, Chicago, Illinois 60606
Email: directors@cmegroup.com
All communications received will be compiled by the Corporate Secretary's Office and submitted to the nominating and governance committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cmegroup.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.
In order to expedite a response to ordinary business matters, the nominating and governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange, referred to as an "ordinary business matter." Any director may review any such communication or response thereto.
Our corporate citizenship responsibilities and strategy
As the world's leading derivatives marketplace, CME Group plays a significant role in the global economy. We recognize that our high standing means we also have an important responsibility to support our clients, employees and communities. It is through that lens that we approach our commitments to empowering our workforce, developing sustainable solutions, making a philanthropic impact and governing our business.
Oversight of our corporate governance and sustainability
We have an established governance structure designed to uphold strong oversight and accountability for our policies, initiatives and disclosures. We have a management-led working group with responsibility for directing the design, development, execution and improvement of our strategy and initiatives to grow and support our business in a sustainable and responsible manner. This group is co-led by our Senior Managing Director, General Counsel and our Senior Managing Director, Global Brand Marketing and Communications and includes participation from senior leaders representing key functions across our global organization. Our board, together with its committees, including the executive committee, which has been assigned primary oversight responsibility, oversees this working group and its activities.

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Our priorities
Commitment to advancing our strategic priorities in a sustainable and responsible manner starts at the top and runs through our entire organization. We prioritize the issues that matter most to our business, shareholders, employees and other stakeholders, across the following four key pillars:

Workforce Empowerment	Corporate Stewardship	Community Commitment	Sustainable Solutions

•Employee Wellness & Well-being •Competitive Compensation & Benefits •Career Development & Training •Engaged Employee Resource Groups
•Commitment to Good Corporate Governance
•Effective Risk Oversight
•Compliance & Ethics Program
•Responsible Use of Data, Artificial Intelligence and CME Group Systems and Assets
•Oversight of Cybersecurity and Data Privacy Risks
•Market Integrity and Sustainability
		•Matching Gift Program •CME Group Foundation •Paid Volunteer Day •St. Jude Support •Star Scholarships •Futures Fundamentals	•Products & Services Designed for a Sustainable Future •Industry Engagement •Environmental Impacts from Business Operations

Our commitment to being a great place to work
Essential to our success is attracting, developing and retaining the high-performing talent required for us to deliver our strategic initiatives. We accomplish this by creating a workplace environment where our colleagues feel valued, supported and respected. Key actions in support of a best-in-class employee experience include:
•offering a wide range of benefits designed to support our employees’ health and well-being, retirement needs and work/life balance;
•aligning employee rewards with shareholder interests and emphasizing our pay-for-performance philosophy with our competitive compensation programs;
•providing a variety of avenues for employees to grow their expertise, including tuition assistance for continuing education, onsite and virtual-led professional development training courses, access to external seminars and technical skills training, online educational courses and customized leadership development programs; and
•assessing employee engagement on a regular basis through surveys and exit interviews to better understand employee perspectives and improve our programs and offerings.
We regularly conduct employee engagement surveys to better understand employee perspectives and improve our processes and offerings. Our 2025 engagement survey had a 74% participation rate and an overall engagement score of 82%, indicating employees feel very positively about a number of factors, including learning, collaboration, the future of the company and recognition.

2026 PROXY STATEMENT	CME GROUP	41

CORPORATE GOVERNANCE	TABLE OF CONTENTS
Our commitment to sharing our success
Engaging with and investing in the communities where CME Group operates and where our colleagues live is one way we aim to make a positive impact. We do this in a number of ways including our corporate giving program. This program is multifaceted and includes our corporate matching, which expands the reach of our community efforts by empowering our workforce to contribute to programs and causes that are meaningful to them. It also encompasses our longstanding relationship with the Ladies Professional Golf Association and the St. Jude Children's Research Hospital, as well as the Chicago Star Scholars Program.
Our support of the transition to a low-carbon economy
CME Group participates in many global industry initiatives focused on developing market-based solutions that can collectively advance sustainable markets. Notably, we are a founding member of the derivatives network of the United Nations' Sustainable Stock Exchanges initiative and a participant in the World Federation of Exchanges' Sustainability Working Group. As more market participants consider sustainability factors in their trading strategies, we are developing tools to provide greater access, price discovery and risk management in this area. Visit https://www.cmegroup.com/markets/sustainable-solutions.html for more information about our sustainable products and solutions.
Across our operations, we promote environmentally sustainable practices, measure key environmental impacts in our owned and leased spaces and implement systems and solutions, where feasible, to help mitigate our carbon footprint. We also analyze climate risk exposure through our ERM Program and assess our business resilience to anticipate, prepare for and respond to climate events that could impact our markets or our company.
We believe the company is best served pursuing these sustainable practices and focusing on providing solutions to our clients.
Find more information
Visit https://www.cmegroup.com/company/corporate-citizenship.html for more information on our key activities and metrics including our reporting under the Sustainability Accounting Standards Board framework, our EEO-1 data and the disclosure of our greenhouse gas emissions covering scope 1, 2 and 3 categories.
Engaging on public policy
Participating in the development of public policy is vital to our business. It serves the best interests of our shareholders, employees and clients and is a necessary component of good corporate citizenship. CME Group pursues our public policy objectives with integrity, responsibility and in compliance with applicable laws. CME Group participates in the public policy arena on a wide range of issues that are important to CME Group shareholders, clients and employees, including issues relating to the financial regulatory environment worldwide, the growth and stability of the global economy and healthy capital markets.

See our Policy Engagement Statement published on https://www.cmegroup.com/company/corporate-citizenship.html.

42	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Board committees
The responsibilities of each standing committee composed entirely of board members are summarized in this proxy statement and described in more detail in each committee's written charter. In addition, the board has established clearing house risk committees, which are designed to include key market participants as members. Copies of each committee charter are available on our website at https://www.cmegroup.com/investor-relations/committees.html.
In the following descriptions, the independent members are designated with an "I," public directors are identified with a "P," and audit committee financial experts with an "F." Members of the committee are listed as of the date of this proxy statement.
Audit Committee

Committee Chair Daniel G. Kaye (I,P,F) Committee Members Kathryn Benesh (I,P,F); Elizabeth A. Cook (I); Deborah J. Lucas (I,P); Patrick J. Mulchrone (I); Dennis A. Suskind (I,P)

9 meetings in 2025 100% Independent
The audit committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (Exchange Act), and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal control over financial reporting.
The committee performs this function by monitoring our financial reporting process and internal control over financial reporting and by assessing the audit efforts of the external and internal auditors. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors.

2026 PROXY STATEMENT	CME GROUP	43

CORPORATE GOVERNANCE	TABLE OF CONTENTS
Clearing House Oversight Committee

Committee Chair
Howard J. Siegel (I)
Committee Members
Bryan T. Durkin (I); Martin J. Gepsman (I); William W. Hobert (I); Deborah J. Lucas (I,P); Patrick J. Mulchrone (I); William R. Shepard (I); Robert J. Tierney (I)

7 meetings in 2025 100% Independent
The clearing house oversight committee assists the board in providing oversight of the risk management activities and the senior management of the derivatives clearing house, including oversight with respect to the effectiveness of the clearing house risk management program.

Compensation Committee

Committee Chair Rahael Seifu (I,P) Committee Members Timothy S. Bitsberger (I,P); Charles P. Carey (I,P); Elizabeth A. Cook (I); Harold Ford Jr. (I,P); Phyllis M. Lockett (I,P)

6 meetings in 2025 100% Independent
The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by, among other things, establishing and overseeing our compensation programs, approving compensation for our executive officers, recommending to the board the compensation of board members who do not serve as our officers, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and Analysis section, in accordance with applicable rules and regulations of the SEC, in our proxy statements.

44	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Executive Committee

Committee Chair
Terrence A. Duffy
Committee Members
Timothy S. Bitsberger (I,P); Charles P. Carey (I); Daniel G. Kaye (I,P,F); Phyllis M. Lockett (I,P); Rahael Seifu (I,P); Howard J. Siegel (I); Dennis A. Suskind (I,P)

4 meetings in 2025 90% Independent
The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law. The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board. The committee also oversees our corporate citizenship and sustainability activities and reporting. The membership of the committee comprises the Chairman and Chief Executive Officer and the other individuals who chair our board committees.

Finance Committee

Committee Chair Charles P. Carey (I) Committee Members Timothy S. Bitsberger (I,P); Harold Ford Jr. (I,P); Deborah J. Lucas (I,P); Patrick W. Maloney (I); Patrick J. Mulchrone (I); William R. Shepard (I)

5 meetings in 2025 100% Independent	The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies, capital structure and annual operating and capital budget.

2026 PROXY STATEMENT	CME GROUP	45

CORPORATE GOVERNANCE	TABLE OF CONTENTS
Market Regulation Oversight Committee

Committee Chair Timothy S. Bitsberger (I,P) Committee Members Kathryn Benesh (I,P,F); Deborah J. Lucas (I,P) ; Rahael Seifu (I,P); Dennis A. Suskind (I,P)

7 meetings in 2025 100% Independent
The market regulation oversight committee assists the board with its oversight of the operation of our four exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of such regulatory functions and their senior management and compliance officers to ensure effective administration of our self-regulatory responsibilities.

Nominating and Governance Committee

Committee Chair Phyllis M. Lockett (I,P) Committee Members Charles P. Carey (I), Martin J. Gepsman (I); Rahael Seifu (I,P); Dennis A. Suskind (I,P); Robert J. Tierney (I)

7 meetings in 2025 100% Independent
The primary purposes of the nominating and governance committee are to (i) identify individuals qualified to become Equity directors, consistent with the criteria established by the board, and to recommend such nominees for election; (ii) identify and consider individuals qualified to become Class B directors; (iii) oversee the company's policies, procedures and practices in the area of corporate governance, including its corporate governance principles; (iv) recommend and oversee the evaluation process utilized by the board to evaluate its performance as well as the performance of its committees and individual directors; and (v) oversee succession planning for the company's senior management, including its Chairman and Chief Executive Officer.

46	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Risk Committee

Committee Chair
Dennis A. Suskind (I,P)
Committee Members
Kathryn Benesh (I,P,F), Bryan T. Durkin (I); Daniel G. Kaye (I,P,F); Phyllis M. Lockett (I,P); Patrick W. Maloney (I); William R. Shepard (I); Howard J. Siegel (I)

5 meetings in 2025 100% Independent
The risk committee assists the board in reviewing, assessing and providing oversight of the company's risk management practices in its oversight of the effectiveness of the company's policies and processes to identify, manage and plan for its clearing house, compliance & legal, financial, operational, reputational and strategic risks as described in more detail on page 32. Included in its responsibilities is oversight of our cybersecurity program, including receiving quarterly updates from our CISO.

2026 PROXY STATEMENT	CME GROUP	47

ITEM TWO
Ratification of the Appointment of Ernst
& Young LLP as our Independent Registered Public Accounting Firm for 2026

The audit committee has appointed Ernst & Young LLP as CME Group’s independent registered public accounting firm for 2026. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of CME Group and its shareholders. Representatives of Ernst & Young will be present at the 2026 annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by shareholders. In connection with the audit of our 2025 financial statements, we entered into an engagement letter with Ernst & Young, which sets forth the terms by which Ernst & Young would perform audit services for us and which did not include any limitations of liability for punitive damages. We expect to enter into a similar engagement letter with Ernst & Young for 2026.
Ernst & Young has served as the company's auditor since 2002. In accordance with its charter, the audit committee annually evaluates the performance of the company's independent auditors, including the senior engagement team, and determines whether to reengage the current independent auditors or consider other audit firms. In determining whether to continue the retention of Ernst & Young as our independent auditor, the audit committee considers factors such as:
•Ernst & Young's independence, objectivity, judgment and professional skepticism;
•Ernst & Young's global capabilities and expertise in handling the breadth and complexity of the company's global operations and businesses, accounting policies and internal control over financial reporting, including its use of technology, specialists and subject matter experts and the sharing of industry insights, trends and emerging practices; and
•Historical and recent performance of Ernst & Young, including the extent and quality of communications with members of the audit committee; and data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on Ernst & Young and its peer firms.

BOARD RECOMMENDATION

Our board recommends that shareholders vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.

You are being asked to vote on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026. Ernst & Young LLP served as our independent accounting firm for 2025.

48	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM TWO
Benefits of longer tenure and independence controls

Enhanced audit quality

Through its tenure auditing CME Group, Ernst & Young has gained deep institutional knowledge of and expertise regarding CME Group’s global operations and businesses, accounting policies and practices, and internal control over financial reporting and its industry leading to enhanced quality of its work product.

Competitive fees and cost avoidance

Because of Ernst & Young's efficiencies and familiarity with the company, audit and other fees are competitive with peer companies. Management meets with Ernst & Young to discuss proposed audit fees, including impacts from proposed changes to the scope of the engagement and from rate increases. Management also considers benchmarking data for our peer companies as well as for public companies in general. We believe our long-tenured relationship with Ernst & Young supports this reasonable and transparent negotiation. Bringing on a new independent public accounting firm would be costly and would require a significant time commitment from management. The impact of the cost and resources would need to be balanced against the potential benefits of engaging a new public accounting firm.

Audit committee oversight

The audit committee has regular private sessions with Ernst & Young, including discussions regarding the scope, quality and independence of the audit. Annually the committee assesses Ernst & Young's qualifications, performance and independence in determining whether to retain Ernst & Young or engage another independent public accounting firm. The audit committee is involved in the selection of Ernst & Young's lead engagement partner, including interviewing potential candidates, and ensures that the lead partner's engagement is limited to no more than five consecutive years, in accordance with SEC rules. The most recent rotation commenced in connection with the 2025 audit.

Limits on non-audit services
The audit committee pre-approves audit and permissible non-audit services provided by Ernst & Young in accordance with its pre-approval policy.

Strong regulatory framework

Ernst & Young, as an independent registered public accounting firm, is subject to PCAOB inspections, peer reviews and PCAOB and SEC oversight. As part of its assessment of the performance of Ernst & Young, the audit committee receives information regarding the results of its PCAOB inspections.

Based on the foregoing, the audit committee and the board have determined that it is in the best interest of the company and its shareholders to continue the engagement with Ernst & Young and recommends that shareholders ratify the appointment.

2026 PROXY STATEMENT	CME GROUP	49

ITEM TWO	TABLE OF CONTENTS
The audit committee has pre-approval processes for non-audit services
The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm's independence. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee, provided the estimated fee of the proposed service does not exceed $100,000. The chairperson also has the authority to approve any actual or expected cost overruns relating to any pre-approved services, provided the additional fees do not exceed $100,000. The chairperson must report any decisions made pursuant to these delegations to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our audit and non-audit services policy is available on our website.
Principal accountant fees and services
Fees paid to Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2025	2024

Audit [1]	$8,122,159	$7,420,924
Audit-Related Fees	—	—
Tax Fees [2]	193,105	142,481
All Other Fees	—	—
Total	$8,315,264	$7,563,405
1Fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures.
2Fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2025 and 2024, tax compliance and preparation fees were $156,100 and $125,300, respectively.
The audit committee considers whether the provision of non-audit services is compatible with maintaining the registered public accounting firm's independence. There were no non-audit services provided in 2025 or 2024. All of the projects included in the foregoing fee table were pre-approved by the audit committee in accordance with our audit and non-audit services policy.
Audit committee financial experts
The board has determined that Mr. Kaye and Ms. Benesh each meet the SEC's definition of an audit committee financial expert. Each member of the audit committee is independent in accordance with the audit committee independence requirements under Nasdaq listing standards.
Required vote
This item must receive a "FOR" vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to ratify the appointment.

50	CME GROUP	2026 PROXY STATEMENT

Audit Committee Report
ROLES AND RESPONSIBILITIES. The audit committee reviews CME Group's financial reporting process on behalf of the board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Ernst & Young LLP, the company's independent registered public accounting firm for 2025, is responsible for expressing opinions on the conformity of the company's audited financial statements with generally accepted accounting principles and on the company's internal control over financial reporting. A copy of the audit committee charter, which has been adopted by our board of directors and further describes the role of the audit committee in overseeing our financial reporting process, is on our website under "Investor Relations — Corporate Governance — Board Committees."
REQUIRED DISCLOSURES AND DISCUSSION. The audit committee has reviewed and discussed with management and Ernst & Young the audited financial statements for the year ended December 31, 2025 and Ernst & Young's evaluation of the company's internal control over financial reporting. The committee has also discussed with Ernst & Young the matters that are required to be discussed under the applicable requirements of the PCAOB and the SEC. Ernst & Young has provided to the committee the written disclosures and the PCAOB-required letter regarding its communications with the audit committee concerning independence, and the committee has discussed with Ernst & Young that firm's independence. The committee has concluded that Ernst & Young's provision of audit and non-audit services to CME Group is compatible with Ernst & Young's independence. The audit committee regularly meets with the independent auditor, both in regular session and in executive session, to discuss our financial reporting processes, internal controls, required communications to the audit committee, the critical audit matters arising from the current period audit of the financial statements, fraud risks and any other matters that the committee or the independent auditor deem appropriate.
AUDIT COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT. Based on the review and discussions referred to above, the audit committee recommended to the board that the audited financial statements for the year ended December 31, 2025 be included in our 2025 Annual Report on Form 10-K for filing with the SEC. This report is provided by the following independent directors, who currently comprise the audit committee:
The Audit Committee
Daniel G. Kaye, Chairperson
Kathryn Benesh
Elizabeth A. Cook
Deborah J. Lucas
Patrick J. Mulchrone
Dennis A. Suskind

2026 PROXY STATEMENT	CME GROUP	51

ITEM THREE
Advisory Vote on the Compensation
of our Named Executive Officers

Factors to consider
The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed in CME Group's executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of our named executive officers, as reported in this proxy statement.
This proposal, commonly known as the "say-on-pay" proposal, gives you the opportunity to approve our 2025 executive compensation program and policies for our named executive officers through a vote "FOR" the approval of the following resolution:
RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2026 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and any related material).
We currently hold our advisory "say-on-pay" proposal every year. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the "say-on-pay" vote when considering future compensation arrangements. See pages 9 and 10 for more information on our engagement efforts and the actions taken in response.
Required vote
This item must receive a "FOR" vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.

BOARD RECOMMENDATION

Our board recommends that shareholders vote "FOR" the advisory proposal on the compensation of our named executive officers.

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers, as described in our Compensation Discussion and Analysis beginning on page 70 and executive compensation tables beginning on page 85.

52	CME GROUP	2026 PROXY STATEMENT

Introduction to ITEMS Four, Five, Six and Seven

Our board of directors recommends that shareholders vote for the Class B Proposals

•The process for electing the Class B directors is no longer effective due to consistent low voter participation
◦Over the past three years, voter participation has been below 25% (at least one-third is required for a valid election)
◦Valid elections haven’t been held since 2020 for the Class B-1 directors, 2022 for the Class B-2 directors and 2018 for the Class B-3 director
•Industry knowledge and expertise remains valued and will be retained
•Consideration is being offered:
◦Class B-1 Shareholders: $6,200 per share of Class B-1 common stock held as of the record date
◦Class B-2 Shareholders: $4,100 per share of Class B-2 common stock held as of the record date
◦Class B-3 Shareholders: $2,000 per share of Class B-3 common stock held as of the record date

Under our certificate of incorporation, the holders of the Class B-1 common stock have the sole right to elect three directors to the board of directors of CME Group (the Class B-1 Election Rights), the holders of the Class B-2 common stock have the sole right to elect two directors to the board of directors of CME Group (the Class B-2 Election Rights) and the holders of the Class B-3 common stock have the sole right to elect one director to the board of directors of CME Group (the Class B-3 Election Rights). We refer to these election rights collectively as the Class B Election Rights.
Given the consistent decline in voter participation in Class B director elections, we have been unable to establish a quorum for any Class B-1 director election since 2020, any Class B-2 director election since 2022 and any Class B-3 director election since 2018. As a result, no new Class B directors have been elected since those respective years. In addition, the uncertainty around whether or not a quorum will be obtained and whether or not Class B director nominees will be elected is hindering the board in its evaluation, nomination and multi-year refreshment process and its ability to fill vacancies as they arise. For these reasons and the reasons discussed below, the board of directors believes that the Class B director election process is no longer functioning as intended or serving its intended purpose and there are substantial corporate governance and board composition benefits to eliminating the Class B Election Rights.
Our board of directors has carefully considered the proposals to amend our certificate of incorporation to eliminate all of (1) the Class B-1 Election Rights (the Class B-1 Proposal), (2) the Class B-2 Election Rights (the Class B-2 Proposal) and (3) the Class B-3 Election Rights (the Class B-3 Proposal and together with the Class B-1 Proposal and the Class B-2 Proposal, the Class B Election Rights Proposals); and, to the extent the Class B Election Rights are eliminated, implement related conforming changes to eliminate provisions which would then be rendered inoperative (the Inoperative Provisions Proposal and together with the Class B Election Rights Proposals, the Class B Proposals) and believes that the Class B Proposals are in the best interests of CME Group and its shareholders.
If any of the Class B Election Rights Proposals are approved by the Class B shareholders entitled to vote thereon, the associated Class B Election Rights will be eliminated as provided in ITEMS 4, 5 and 6, as the case may be, and the holders of Class B shares associated with such Class B Election Rights will be entitled to the consideration as described therein. Any Class B director elected at our 2026 annual meeting will be unaffected by the approval (or non-approval) of the applicable Class B Election Rights Proposal; and, in the case where a Class B director has been elected at our 2026 annual meeting and the associated Class B Election Rights Proposal has been approved (and, therefore, the associated Class B Election Rights have been eliminated), such director shall hold office until our 2027 annual meeting or until such director’s earlier death or resignation. At our 2027 annual meeting (and thereafter) such director, like all other directors, may be considered for nomination by the board of director’s nominating and governance committee.

2026 PROXY STATEMENT	CME GROUP	53

INTRODUCTION TO ITEMS FOUR, FIVE, SIX AND SEVEN	TABLE OF CONTENTS
As described on pages 117 and 118, other than the impact to the rights to elect the Class B directors, the approval of the Class B Proposals will not have any impact on Class B shares or the trading memberships of Class B shareholders. Additionally, the proposed elimination of the Class B Election Rights does not have any impact on our existing membership requirements or the requirements to be qualified as a clearing firm.
Background
Alignment of Director Representation and the Current Needs of CME Group
Our Class B shareholders obtained their director election rights as part of CME Group’s demutualization in 2000 (the demutualization) and expected initial public offering. These rights were provided to help ensure the board of directors included representation by our market participants and to facilitate the transition from a private member-owned organization to a public company. Since 2000, our business has grown and changed dramatically. In 2000, our primary business was the operation of the CME exchange and its clearing house. Trading activity was primarily carried out via open outcry floor-trading, with less than 15% of our trading volume conducted electronically. Today, CME Group:
•Operates four separate derivatives exchanges and offers the widest range of global benchmark products across all major asset classes based on interest rates, equity indexes, foreign exchange, energy, agricultural products and metals.
•Maintains four separate membership groups across its four exchanges: CME, CBOT, NYMEX and COMEX.
•Executes approximately 93% of its trading volume electronically based on 2025 activity, with approximately 31% of its electronic volume reported as originating outside of the U.S.
•Operates a significantly expanded global business that is significantly diversified from its primarily trading floor based business at the time of the demutualization.
•Faces increased competition, both domestically and globally.
•Must comply with increasingly complex regulatory regimes, both domestically and abroad.
The board of directors believes that in light of these developments, having six mandated directors from three separate classes of shareholders associated specifically with one of our exchanges is no longer necessary or desirable, and that a single class of directors would better align our corporate governance structure with market practice.
The board of directors is committed to maintaining strong representation from our member community, as their critical insight and expertise are essential to the operation of all our markets (as further stated on page 14). However, the board recognizes that mandated Class B directorships are no longer the optimal mechanism for achieving this member community representation, especially given the lack of voter participation that has prevented valid Class B director elections. The board of directors believes it can continue to obtain the benefits of member community representation through the nominations process led by our nominating and governance committee, with such nominees then being considered and voted on by the Class A shareholders and the Class B shareholders, voting together as a single class. For example, four of our Equity directors are Class B shareholders, including Howard Siegel who formerly was elected by the Class B-1 shareholders prior to being included in the Equity director slate in 2012. Additionally, Michael Dennis, our Global Head of Fixed Income, previously served as a Class B director from May 2020 to July 2024 prior to his appointment to such management position in August 2024. The value our industry directors bring to our business is demonstrated by the appointment of Messrs. Hobert and Tierney who serve as Class B directors and Mr. Howard who previously served as a Class B director to the board of CME Securities Clearing Inc., the entity for our new securities clearing business.
Voter Participation in the Class B Director Elections Has Significantly Decreased Such That the Company Has Been Unable to Obtain a Quorum
Over the past three years, voter participation in all Class B director elections has been below 25% percent, and we have been unable to achieve a quorum in any Class B director election. As a result, the current Class B directors are all “holdovers” under Delaware law and our bylaws, and have been “holdovers” since our 2021 annual shareholder meeting in the case of the Class B-1 directors, since our 2023 annual shareholder meeting in the case of the Class B-2 directors, and since our 2019 annual shareholder meeting in the case of the Class B-3 director, as there has been insufficient Class B voter attendance to hold Class B director elections since the aforementioned annual meetings.
The board of directors believes that in light of the significantly decreased levels of participation in Class B director elections and the substantial corporate governance and potential board composition benefits of eliminating the Class B Election Rights, it is in the best interests of CME Group and its shareholders to approve the elimination of the Class B Election Rights.

54	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	INTRODUCTION TO ITEMS FOUR, FIVE, SIX AND SEVEN
Improving Corporate Governance In Accordance With Best Practices and Investor Concerns
As further discussed on page 14, having an effective board evaluation and refreshment process is an integral component of good corporate governance, is consistent with good governance practices and is a key area of focus for investors. Eliminating the Class B Election Rights will further strengthen the board of directors’ ability to ensure its composition is effectively designed to achieve the goals of the global organization to increase long-term shareholder value and provide valuable services to the marketplace.
At our 2023, 2024 and 2025 annual meetings, a significant minority of our shareholders voted against the chair of our nominating and governance committee (Phyllis Lockett), which we understand to have been the votes against the existence of our multi-class capital structure, which includes the Class B Election Rights. While we do not believe a vote against the chair of the nominating and governance committee was warranted, we have continued to engage with our shareholders regarding our governance practices as part of our regular shareholder outreach efforts, including in respect of the Class B Election Rights and the operation and effectiveness of our board of directors. The Class B Election Rights Proposals are accordingly intended to be responsive to concerns raised by our shareholders relating to our capital structure. Eliminating the mandated Class B director elections will also allow our board of directors to have greater flexibility under Nasdaq, CFTC and other applicable rules to reduce its size while maintaining the overall mix of director skill sets necessary to govern our global organization.
Recommendation of the Board
Our board of directors has approved, adopted and declared advisable the Class B Proposals and recommends that you vote “FOR” each Class B Proposal. A vote “FOR” each Class B Proposal is a vote in favor of the amendments to our certificate of incorporation as described herein.
As described in this proxy statement, we believe the proposed elimination of the Class B Election Rights will enable us to modernize and enhance our corporate governance and improve the process for evaluating, nominating and electing members to the board of directors.
The board of directors believes the total consideration of approximately $10 million to be paid to the Class B shareholders under the Class B Election Rights Proposals is reasonable in light of the benefits of the Class B Election Rights Proposals to CME Group and is in the best interests of CME Group and its shareholders. Because of the unique nature of the Class B Election Rights, their potential value is not readily ascertainable by reference to market data. The allocation of the total consideration among the applicable classes of Class B common stock was determined on the basis of the relative number of directors each class is entitled to elect.

2026 PROXY STATEMENT	CME GROUP	55

ITEM FOUR
Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholders to elect three directors

Class B-1 Election Rights and effect of the Class B-1 Proposal
Pursuant to our current certificate of incorporation, holders of shares of Class B-1 common stock, representing a total of 625 shares of Class B-1 common stock, par value $.01 per share, have the right to elect three Class B-1 directors. Additionally, pursuant to our current bylaws, the director nominations included in our proxy statement mailed to shareholders in conjunction with our annual meeting of shareholders shall include any nominee for a Class B-1 Director who is nominated by the holders of at least 100 shares of Class B-1 common stock (the Class B-1 Nominating Rights).
The board of directors has approved, adopted and declared advisable the amendment to our certificate of incorporation as set forth in its entirety in Appendix C with deletions indicated by strikeouts and additions indicated by underlining. We refer to this amendment as the Class B-1 Amendment. The Class B-1 Amendment provides for the elimination of the Class B-1 Election Rights in their entirety beginning at our 2027 annual meeting. We encourage shareholders to review the full text of the Class B-1 Amendment. The general description of the Class B-1 Amendment set forth herein is qualified in its entirety by reference to the full text of Appendix C.
As described on page 117, other than the impact to the rights to elect the Class B-1 Directors, the approval of the Class B-1 Proposal will not have any impact on shares of Class B-1 common stock. The Class B-1 Proposal does not have any impact on trading membership as described on page 118.
To implement the Class B-1 Proposal, in the event the Class B-1 Proposal is approved and upon the effectiveness of the Class B-1 Amendment, the board of directors will adopt the amendment and restatement of our current bylaws as set forth in the form attached as Appendix G with deletions indicated by strikeouts and additions indicated by underlining. We refer to these bylaws as the New Bylaws. If the Class B-1 Proposal is approved, the New Bylaws will implement the elimination of all Class B-1 Election Rights and Class B-1 Nominating Rights. The New Bylaws also contain footnotes to indicate which changes will be made if only the Class B-1 Proposal is approved, if all of the Class B Election Rights Proposals are approved or if only certain of the Class B Election Rights Proposals are approved. The general description of the New Bylaws set forth herein is qualified in its entirety by reference to the full text of Appendix G.

BOARD RECOMMENDATION

Our board of directors has approved, adopted and declared advisable the Class B-1 Proposal and recommends that you vote “FOR” the Class B-1 Proposal. A vote “FOR” the Class B-1 Proposal is a vote in favor of adopting the Class B-1 Amendment.

For more information, please refer to Introduction to ITEMS Four, Five, Six and Seven, beginning on page 53.

56	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FOUR
Consideration
If the Class B-1 Proposal is approved, in connection with the surrender of the Class B-1 Election Rights and upon effectiveness of the Class B-1 Amendment, holders of shares of Class B-1 common stock as of the record date will receive a payment of $6,200 per share of Class B-1 common stock held as of the record date, regardless of whether or how any such shareholder voted on the Class B-1 Proposal.
Required vote
Approval of the Class B-1 Proposal is contingent upon receiving BOTH of the following approvals:
(1)    A “FOR” vote from the holders of a majority of the outstanding shares of Class B-1 common stock, voting as a single class, with each shareholder having a single vote per share; and
(2)    A “FOR” vote from the holders of a majority of the outstanding shares of Class A and Class B common stock, voting together as a single class, with each shareholder having a single vote per share.
A vote “FOR” the Class B-1 Proposal is a vote in favor of adopting the Class B-1 Amendment. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” the Class B-1 Proposal. No separate class votes of the Class B-2, Class B-3 or Class B-4 shares is required under our certificate of incorporation or Delaware law for the Class B-1 Proposal because such classes do not have the right to elect or vote on Class B-1 Directors and their rights are not affected by the Class B-1 Proposal.
All material factors considered
This discussion of the information and factors that the board of directors considered in making its decision is not intended to be exhaustive but includes all material factors considered by the board of directors. In view of the wide variety of factors considered with the evaluation of the certificate of incorporation and bylaw amendments and the complexity of these matters, the board of directors did not attempt to quantify, rank, or otherwise assign relative weights to these factors. In addition, the individual members of the board of directors may have assigned different weight to different factors.
As disclosed beginning on page 105, certain members of the board of directors, as owners of shares of Class B-1 common stock, would receive the consideration described above if the Class B-1 Proposal is approved. We believe that such consideration is immaterial to the individual directors and their voting decision on the Class B-1 Proposal.

2026 PROXY STATEMENT	CME GROUP	57

ITEM FIVE
Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholders to elect two directors

Class B-2 Election Rights and effect of the Class B-2 Proposal
Pursuant to our current certificate of incorporation, holders of shares of Class B-2 common stock, representing a total of 813 shares of Class B-2 common stock, par value $.01 per share, have the right to elect two Class B-2 directors. Additionally, pursuant to our current bylaws, the director nominations included in our proxy statement mailed to shareholders in conjunction with our annual meeting of shareholders shall include any nominee for a Class B-2 Director who is nominated by the holders of at least 100 shares of Class B-2 common stock (the Class B-2 Nominating Rights).
The board of directors has approved, adopted and declared advisable the amendment to our certificate of incorporation as set forth in its entirety in Appendix D with deletions indicated by strikeouts and additions indicated by underlining. We refer to this amendment as the Class B-2 Amendment. The Class B-2 Amendment provides for the elimination of the Class B-2 Election Rights in their entirety beginning at our 2027 annual meeting. We encourage shareholders to review the full text of the Class B-2 Amendment. The general description of the Class B-2 Amendment set forth herein is qualified in its entirety by reference to the full text of Appendix D.
As described on page 117, other than the impact to the rights to elect the Class B-2 Directors, the approval of the Class B-2 Proposal will not have any impact on shares of Class B-2 common stock. The Class B-2 Proposal does not have any impact on trading membership as described on page 118.
To implement the Class B-2 Proposal, in the event the Class B-2 Proposal is approved and upon the effectiveness of the Class B-2 Amendment, the board of directors will adopt the amendment and restatement of our current bylaws as set forth in New Bylaws with deletions indicated by strikeouts and additions indicated by underlining. If the Class B-2 Proposal is approved, the New Bylaws will implement the elimination of all Class B-2 Election Rights and Class B-2 Nominating Rights. The New Bylaws also contain footnotes to indicate which changes will be made if only the Class B-2 Proposal is approved, if all of the Class B Election Rights Proposals are approved or if only certain of the Class B Election Rights Proposals are approved. The general description of the New Bylaws set forth herein is qualified in its entirety by reference to the full text of Appendix G.

BOARD RECOMMENDATION

Our board of directors has approved, adopted and declared advisable the Class B-2 Proposal and recommends that you vote “FOR” the Class B-2 Proposal. A vote “FOR” the Class B-2 Proposal is a vote in favor of adopting the Class B-2 Amendment.

For more information, please refer to Introduction to ITEMS Four, Five, Six and Seven, beginning on page 53.

58	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FIVE
Consideration
If the Class B-2 Proposal is approved, in connection with the surrender of the Class B-2 Election Rights and upon effectiveness of the Class B-2 Amendment, holders of shares of Class B-2 common stock as of the record date will receive a payment of $4,100 per share of Class B-2 common stock held as of the record date, regardless of whether or how any such shareholder voted on the Class B-2 Proposal.
Required vote
Approval of the Class B-2 Proposal is contingent upon receiving BOTH of the following approvals:
(1)    A “FOR” vote from the holders of a majority of the outstanding shares of Class B-2 common stock, voting as a single class, with each shareholder having a single vote per share; and
(2)    A “FOR” vote from the holders of a majority of the outstanding shares of Class A and Class B common stock, voting together as a single class, with each shareholder having a single vote per share.
A vote “FOR” the Class B-2 Proposal is a vote in favor of adopting the Class B-2 Amendment. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” the Class B-2 Proposal. No separate class votes of the Class B-1, Class B-3 or Class B-4 shares is required under our certificate of incorporation or Delaware law for the Class B-2 Proposal because such classes do not have the right to elect or vote on Class B-2 Directors and their rights are not affected by the Class B-2 Proposal.
All material factors considered
This discussion of the information and factors that the board of directors considered in making its decision is not intended to be exhaustive but includes all material factors considered by the board of directors. In view of the wide variety of factors considered with the evaluation of the certificate of incorporation and bylaw amendments and the complexity of these matters, the board of directors did not attempt to quantify, rank, or otherwise assign relative weights to these factors. In addition, the individual members of the board of directors may have assigned different weight to different factors.
As disclosed beginning on page 105, certain members of the board of directors, as owners of shares of Class B-2 common stock, would receive the consideration described above if the Class B-2 Proposal is approved. We believe that such consideration is immaterial to the individual directors and their voting decision on the Class B-2 Proposal.

2026 PROXY STATEMENT	CME GROUP	59

ITEM SIX
Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholders to elect one director

Class B-3 Election Rights and effect of the Class B-3 Proposal
Pursuant to our current certificate of incorporation, holders of shares of Class B-3 common stock, representing a total of 1,287 shares of Class B-3 common stock, par value $.01 per share, have the right to elect one Class B-3 director. Additionally, pursuant to our current bylaws, the director nominations included in our proxy statement mailed to shareholders in conjunction with our annual meeting of shareholders shall include any nominee for a Class B-3 Director who is nominated by the holders of at least 150 shares of Class B-3 common stock (the Class B-3 Nominating Rights).
The board of directors has approved, adopted and declared advisable the amendment to our certificate of incorporation as set forth in its entirety in Appendix E with deletions indicated by strikeouts and additions indicated by underlining. We refer to this amendment as the Class B-3 Amendment. The Class B-3 Amendment provides for the elimination of the Class B-3 Election Rights in their entirety beginning at our 2027 annual meeting. We encourage shareholders to review the full text of the Class B-3 Amendment. The general description of the Class B-3 Amendment set forth herein is qualified in its entirety by reference to the full text of Appendix E.
As described on page 118, other than the impact to the rights to elect the Class B-3 Directors, the approval of the Class B-3 Proposal will not have any impact on shares of Class B-3 common stock. The Class B-3 Proposal does not have any impact on trading membership as described on page 118.
To implement the Class B-3 Proposal, in the event the Class B-3 Proposal is approved and upon the effectiveness of the Class B-3 Amendment, the board of directors will adopt the amendment and restatement of our current bylaws as set forth in the New Bylaws with deletions indicated by strikeouts and additions indicated by underlining. If the Class B-3 Proposal is approved, the New Bylaws will implement the elimination of all Class B-3 Election Rights and Class B-3 Nominating Rights. The New Bylaws also contain footnotes to indicate which changes will be made if only the Class B-3 Proposal is approved, if all of the Class B Election Rights Proposals are approved or if only certain of the Class B Election Rights Proposals are approved. The general description of the New Bylaws set forth herein is qualified in its entirety by reference to the full text of Appendix G.

BOARD RECOMMENDATION

Our board of directors has approved, adopted and declared advisable the Class B-3 Proposal and recommends that you vote “FOR” the Class B-3 Proposal. A vote “FOR” the Class B-3 Proposal is a vote in favor of adopting the Class B-3 Amendment.

For more information, please refer to Introduction to ITEMS Four, Five, Six and Seven, beginning on page 53.

60	CME GROUP	2026 PROXY STATEMENT

ITEM SIX	TABLE OF CONTENTS
Consideration
If the Class B-3 Proposal is approved, in connection with the surrender of the Class B-3 Election Rights and upon effectiveness of the Class B-3 Amendment, holders of shares of Class B-3 common stock as of the record date will receive a payment of $2,000 per share of Class B-3 common stock held as of the record date, regardless of whether or how any such shareholder voted on the Class B-3 Proposal.
Required vote
Approval of the Class B-3 Proposal is contingent upon receiving BOTH of the following approvals:
(1)    A “FOR” vote from the holders of a majority of the outstanding shares of Class B-3 common stock, voting as a single class, with each shareholder having a single vote per share; and
(2)    A “FOR” vote from the holders of a majority of the outstanding shares of Class A and Class B common stock, voting together as a single class, with each shareholder having a single vote per share.
A vote “FOR” the Class B-3 Proposal is a vote in favor of adopting the Class B-3 Amendment. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” the Class B-3 Proposal. No separate class votes of the Class B-1, Class B-2 or Class B-4 shares is required under our certificate of incorporation or Delaware law for the Class B-3 Proposal because such classes do not have the right to elect or vote on Class B-3 Directors and their rights are not affected by the Class B-3 Proposal.
All material factors considered
This discussion of the information and factors that the board of directors considered in making its decision is not intended to be exhaustive but includes all material factors considered by the board of directors. In view of the wide variety of factors considered with the evaluation of the certificate of incorporation and bylaw amendments and the complexity of these matters, the board of directors did not attempt to quantify, rank, or otherwise assign relative weights to these factors. In addition, the individual members of the board of directors may have assigned different weight to different factors.
As disclosed beginning on page 105, certain members of the board of directors, as owners of shares of Class B-3 common stock, would receive the consideration described above if the Class B-3 Proposal is approved. We believe that such consideration is immaterial to the individual directors and their voting decision on the Class B-3 Proposal.

2026 PROXY STATEMENT	CME GROUP	61

ITEM SEVEN
Approval of an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 4, 5 and 6 are approved

Effect of the Inoperative Provisions Proposal
If each of the Class B Election Rights Proposals are approved, and the proposed amendments to our certificate of incorporation contemplated thereby are filed with the Secretary of State of the State of Delaware, certain provisions of our certificate of incorporation will become inoperative. The purpose of the Inoperative Provisions Proposal is to make conforming updates to our certificate of incorporation solely to give effect to the removal of Class B director election structure. These amendments do not otherwise affect shareholders’ rights and would only be implemented if each of the Class B Election Rights Proposals are approved.
The board of directors has approved, adopted and declared advisable the amendment to our certificate of incorporation as set forth in its entirety in Appendix F with deletions indicated by strikeouts and additions indicated by underlining. We refer to this amendment as the Inoperative Provisions Amendment (and together with the Class B-1 Amendment, the Class B-2 Amendment and the Class B-3, Amendment, the Charter Amendments). The Inoperative Provisions Amendment provides for the implementation of the immaterial and clarifying changes to our certificate of incorporation after giving effect to the other Charter Amendments as described in this ITEM 7. We encourage shareholders to review the full text of the Inoperative Provisions Amendment. The general description of the Inoperative Provisions Amendment set forth herein is qualified in its entirety by reference to the full text of Appendix G.
Required vote
Approval of the Inoperative Provisions Proposal is contingent upon receiving a “FOR” vote from the holders of a majority of the outstanding Class A and Class B common stock, voting together as a single class, with each shareholder having a single vote per share, and is also contingent upon the approval of the Class B-1 Proposal, Class B-2 Proposal and Class B-3 Proposal as described herein.

BOARD RECOMMENDATION

Our board of directors has approved, adopted and declared advisable the Inoperative Provisions Proposal and recommends that you vote “FOR” the Inoperative Provisions Proposal. A vote “FOR” the Inoperative Provisions Proposal is a vote in favor of adopting Inoperative Provisions Amendment.

For more information, please refer to Introduction to ITEMS Four, Five, Six and Seven, beginning on page 53.

62	CME GROUP	2026 PROXY STATEMENT

ITEM SEVEN	TABLE OF CONTENTS
A vote “FOR” the Inoperative Provisions Proposal is a vote in favor of adopting the Inoperative Provisions Amendment. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” the Inoperative Provisions Proposal. No separate class vote is required under our certificate of incorporation or Delaware law for the Inoperative Provisions Proposal because the rights of classes are not affected by the Inoperative Provisions Proposal (in part due to the Inoperative Provisions Proposal being contingent on the Class B Election Rights Proposals).
If our shareholders approve each of the Class B Election Rights Proposals and the Inoperative Provisions Proposal, we will file with the Secretary of State of the State of Delaware the Inoperative Provisions Amendment, which will become effective upon filing. If shareholders do not approve all of the Class B Election Rights Proposals, we will not file with the Secretary of State of the State of Delaware the Inoperative Provisions Amendment.
All material factors considered
This discussion of the information and factors that the board of directors considered in making its decision is not intended to be exhaustive but includes all material factors considered by the board of directors. In view of the wide variety of factors considered with the evaluation of the certificate of incorporation and bylaw amendments and the complexity of these matters, the board of directors did not attempt to quantify, rank, or otherwise assign relative weights to these factors. In addition, the individual members of the board of directors may have assigned different weight to different factors.

2026 PROXY STATEMENT	CME GROUP	63

ITEM EIGHT
Election of Class B-1, Class B-2
and Class B-3 Directors

Each Class B director's term will last until the 2027 annual meeting. If you own more than one share of Class B-1, Class B-2 or Class B-3 common stock, you must vote each class of your Class B-1 shares, Class B-2 shares and/or Class B-3 shares the same way. You may not split your vote. If you do so, your vote will be invalid.
In order to hold a valid election of the Class B director(s) elected by a particular class, a quorum of that class (holders of at least one-third of the outstanding shares of that class) must be present or represented by proxy, at the annual meeting. From time to time, at the time of the annual meeting, the quorum required for a particular class was not satisfied. At the 2025 annual meeting, there was no quorum for the Class B-1, Class B-2 and Class B-3 elections. In the absence of a quorum, no valid election can take place under our charter and bylaws. As a consequence, the Class B director(s) serving on the board of the affected classes at the time of the annual meeting would become "holdovers" under Delaware law and our bylaws, and would continue to serve until their successor(s) are duly elected at the 2027 annual meeting or their earlier resignation or removal. Due to the lack of quorums in prior elections, all current Class B directors are holdovers from their prior valid election. No individuals sought consideration by the nominating and governance committee to be nominated as a Class B-2 director to fill the current vacancy. Consequently, the vacancy in a Class B-2 director position will remain following the annual meeting.
As described in this proxy statement, we are seeking shareholder approval to eliminate the rights of the Class B shareholders to elect six directors.
Required votes
The three nominees for Class B-1 director receiving the highest number of "FOR" votes will be elected. The nominee for Class B-2 director receiving the highest number of "FOR" votes will be elected. The nominee for Class B-3 director receiving the highest number of "FOR" votes will be elected.
Class B director nominees
Ages of the nominees are as of March 16, 2026, and the nominee's trading badge symbol, if any, is shown in parenthesis.

NOMINATING AND GOVERNANCE COMMITTEE RECOMMENDATION

The committee recommends that the Class B-1, Class B-2 and Class B-3 shareholders vote "FOR" all of the Class B nominees for their applicable class of Class B shares.

Class B-1 shareholders are being asked to vote for three Class B-1 directors, Class B-2 shareholders are being asked to vote for one Class B-2 director and Class B-3 shareholders are being asked to vote for one Class B-3 director.

64	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM EIGHT
Class B-1 director nominees (Class B-1 shares only)

William W. Hobert (WH)
	AGE: 62	DIRECTOR SINCE: 2018	COMMITTEES: CHOC

Mr. Hobert founded WH Trading, LLC, a proprietary options and futures trading firm, in 1998. WH Trading serves as a market maker and liquidity provider in numerous asset classes at CME in both its open outcry and electronically traded markets. He is also a partner of Nirvana Brokerage Services LLC and Nirvana Technologies LLC and their companies. Nirvana Technology Solutions is a Chicago-based financial technology startup providing low-latency infrastructure for the trading community. Nirvana Brokerage Solutions is a CFTC registered introducing broker. From 1988 to 1994, Mr. Hobert worked for Cooper-Neff and Associates as an FX options market maker on the floor of CME and in over-the-counter markets. In 1994, he founded Hobert Trading Inc., which is currently a member of WH Trading, LLC. Mr. Hobert serves as a director of our political action committee and serves on the board of CME Securities Clearing Inc..
Mr. Hobert has over three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder and owner of WH Trading. He oversees the technology, risk management, operations and strategy development of the firm. Mr. Hobert led WH Trading's transition to a technology firm with the build of an electronic, automated trading operation. His career also includes government advocacy relating to the industry, including informal sessions with SEC and CFTC Commissioners, House and Senate Committees and Congressional Leadership.

Independent

Patrick J. Mulchrone (PJM)
	AGE: 68	DIRECTOR SINCE: 2020	COMMITTEES: AC, CHOC, FC

Mr. Mulchrone has been a member of CME since 1980. He also served as a member of our board from 1991 to 2001, including holding the position of Vice Chairman. Mr. Mulchrone served as a filling order broker in the Eurodollar pit until 2004. Mr. Mulchrone has been an independent trader from 2004 to present. Mr. Mulchrone is a founder of Advantage Futures (2003). He served as a member of the board of directors of Standard Bank and Trust until its sale in 2017. Mr. Mulchrone serves on the Board of Advisors of Misericordia Home. He serves as a Co-Vice Chair of our political action committee and has served on the Class B-2 nominating committee. Mr. Mulchrone received a B.S. in Accounting from Western Illinois University.
Mr. Mulchrone brings more than 40 years of experience in the futures industry. In 2003, he founded Advantage Futures LLC, one of our clearing firms. Mr. Mulchrone's career also included his service on the board of governors at CME during the time when we transitioned from a member-owned and -run exchange to our for-profit organization. His career also includes service on the board of directors of the Standard Bank and Trust (2001 to 2017) where he was part of team that grew the assets fourfold to $2.5 billion and that led the successful sale of the bank in 2017. As a Co-Vice Chair of our political action committee, Mr. Mulchrone has regular interaction with government officials.

Independent

2026 PROXY STATEMENT	CME GROUP	65

ITEM EIGHT	TABLE OF CONTENTS

Robert J. Tierney Jr. (RJT)
	AGE: 50	DIRECTOR SINCE: 2019	COMMITTEES: CHOC, NGC

Mr. Tierney has been a member of CBOT since 1999, CME since 2012 and NYMEX/COMEX since 2020. Currently Mr. Tierney is a managing partner and owner of Kore Trading LLC, a registered member firm holding multiple memberships on all CME group exchanges. Kore Trading actively trades most CME asset classes as well as U.S. Treasuries on BrokerTec. Mr. Tierney's firm mentors, trains and fosters college graduates in various CME group spread products. Mr. Tierney led the firm's establishment of a software engineering subsidiary in Eastern Europe in 2020. In addition, Kore Trading has developed and created proprietary software to foster growth. Mr. Tierney serves on our business conduct committee, as a director of our political action committee and serves on the board of CME Securities Clearing Inc..
Through ownership and management of Kore Trading, Mr. Tierney brings his electronic trading background, knowledge of technology and management experience. His broad and extensive trading career brings valuable insight into the end user experience of our products and systems, including from the firm's seasoned traders as well as those new to the industry. In his role at Kore Trading, Mr. Tierney has also gained significant skills from his participation in the firm's innovation and development of emerging technologies.

Independent

66	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	ITEM EIGHT
Class B-2 director nominee (Class B-2 shares only)

Patrick W. Maloney (PAT)
	AGE: 64	DIRECTOR SINCE: 2020	COMMITTEES: RC, FC

Mr. Maloney has been a member of CME since 1985. Mr. Maloney has served as an independent floor broker in the SOFR option pit (formerly Eurodollars) from 2007 to present. Mr. Maloney has served on numerous CME functional committees: pit committee 1997-1999, nominating committee 1995-1996, arbitration committee 1994-1995, booth space committee 1992-1996, floor practices committee 1995-1997 and SOFR pit committee Chairman 2022 to present. Mr. Maloney serves as a director of our political action committee.
Mr. Maloney has served as a full-time floor trader and broker since 1985. Through this experience, he brings to the board his views as an active market participant and can convey the valuable perspective from the traders he interacts with on a daily basis. Over his career, he has served on numerous exchange-related committees.

Independent

Class B-3 director nominee (Class B-3 shares only)

Elizabeth A. Cook (LZY)
	AGE: 65	DIRECTOR SINCE: 2015	COMMITTEES: AC, CC

Ms. Cook has been a member of CME since 1983. She began her career in the futures industry in 1978 as a runner for Clayton Brokerage Inc., developing early, hands-on experience in market operations and trading environments. She currently serves on the board’s audit and compensation committees and actively participates as co-chair of the CME arbitration and floor conduct committees. She also serves on the board of the CME Gratuity Fund and is a member of CME’s membership and business conduct committees, as well as the CME political action committee. Ms. Cook is the founder and owner of MiCat Group LLC, a firm specializing in options execution services focused on equities, foreign exchange, and interest rates. She also serves as president of Lucky Star LLC, a commercial property management company. Ms. Cook serves as President of WILD Gives Back and on the board of trustees of Associated Colleges of Illinois. She is a NACD Governance Fellow and has completed the NACD Director Professionalism course. Additional affiliations include membership in Business Executives for National Security, service as an Ambassador of the Navy SEAL Foundation, and ambassadorship with ALS United Greater Chicago Chapter. She is also an active supporter of Honor Flight Chicago. Ms. Cook has participated in numerous risk and audit educational programs and brings extensive risk management experience gained through decades of active participation in global financial markets.
Ms. Cook brings her experience as a member since 1983 with a focus on our options complex, particularly FX and Eurodollar (now SOFR) options. Through her service on our disciplinary committees, Ms. Cook has gained insight into hearing and reviewing disciplinary charges and determining appropriate action. Ms. Cook, as a long-time user of our markets, has gained an understanding of our customer-facing systems and controls. Through her participation in the NACD's educational program, she has been recognized as a Governance Fellow gaining insight into best practices relating to corporate governance and board operations.

Independent

2026 PROXY STATEMENT	CME GROUP	67

Compensation Committee Matters

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.

Our compensation committee provides oversight of our compensation program for our senior management group
The compensation committee is currently composed of six independent directors. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for our senior management group (our Chairman and Chief Executive Officer and the other members of our Management Team and Chief Accounting Officer), to review and recommend compensation arrangements for non-employee members of the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. Our performance metrics relating to human capital management are percentage of voluntary turnover, percentage of open roles filled with internal candidates and percentage of employees promoted, and we make reports to the compensation committee regarding these programs. We provide updates to the compensation committee on the employee experience and engagement and we regularly report on our human resources risks as part of our Enterprise Risk Management Program. A complete description of the committee's responsibilities may be found in its charter, a copy of which is on our website.
There were six meetings of the committee in 2025. The committee typically meets in executive session for a portion of each regular committee meeting and may include members of management as appropriate. The committee provides regular reports to the board of directors on its activities.
The committee considers the recommendations of our Chairman and Chief Executive Officer in approving compensation for our other executive officers
The committee is solely responsible for approving the compensation of our executive officers. The committee, however, takes into consideration the recommendations of our Chairman and Chief Executive Officer in approving compensation for executive officers, other than himself.
The committee delegates authority to our Chairman and Chief Executive Officer on a limited basis subject to pre-established criteria
Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the individual in the role of Chief Executive Officer to approve salary increases, equity awards and annual cash bonus awards for employees other than the executive officers. The committee reviews annual reports on the use of such delegation.
Our program is designed to create long-term shareholder value while discouraging excessive risk taking
We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to provide appropriate incentives for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.

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TABLE OF CONTENTS	COMPENSATION COMMITTEE MATTERS
Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 70, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:
•We utilize a mix of both fixed and variable compensation. Our fixed pay is intended to provide a stable income.
•A significant portion of our senior management group compensation is composed of long-term equity incentives and the senior management group is also subject to company stock ownership guidelines based on their level of responsibility.
•Our annual cash bonus plan for our senior management group and other senior employees as currently in effect will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.
•We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.
•All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk taking.
•We have adopted a clawback policy that applies to our current or former Section 16 executive officers, including our named executive officers, that requires recoupment of unearned performance-based compensation in the event of a financial restatement, in compliance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), final SEC rules and the applicable Nasdaq listing standard. In addition, we maintain a compensation recoupment policy for other senior employees who are not Section 16 executive officers who may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such awards were not actually earned due to a financial restatement.
•We prohibit all of our employees and board members from engaging in any derivative transactions in our securities (hedging the economic risk of their ownership of our stock) and have adopted a policy restricting the pledging of our Class A shares by our board members and executive officers.
•As discussed below, the committee engages its independent compensation consultant to advise on executive compensation best practices and to provide counsel as it considers executive compensation programs and arrangements, as it deems appropriate.
Our compensation committee has its own independent compensation consultant
The committee has engaged Meridian Compensation Partners, LLC (Meridian) to serve as its independent advisor. During 2025, Meridian provided information on trends in executive compensation as well as general executive compensation advice.
Management also engages its own consultants to provide advice as it relates to compensation programs. In 2025, management engaged Exequity LLP for information on executive compensation practices and technical guidance on executive compensation matters.
Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management's consultant.
The committee has assessed the independence of the advisors it engaged in 2025 relative to the factors identified by the SEC and Nasdaq.
Our compensation committee is composed of independent members with limited relationships with the company (compensation committee interlocks and insider participation)
For 2025, Charles P. Carey, Timothy S. Bitsberger, Elizabeth A. Cook, Harold Ford Jr., Daniel R. Glickman, Phyllis M. Lockett, Terry L Savage and Rahael Seifu served as members of the compensation committee. During 2025, none of the members of the compensation committee had served at any time as an officer or employee of CME Group. None of the members of the compensation committee has any relationship with us other than service as a director or member of one of our exchanges, except for (i) Mr. Carey serves as a member of our Agricultural Markets Advisory Council (AMAC) and (ii) Mr. Glickman serves as Co-Chair and a member of AMAC. AMAC was formed to facilitate an open dialogue and drive collaboration among agricultural organizations, commodity groups and academics. For their participation, Messrs. Glickman and Carey are eligible for an annual stipend of $10,000 paid by CME Group. Other than the stipends for AMAC, none of the members of the compensation committee received any compensation from us other than in the capacity as a member of the board or a committee. No interlocking relationship exists between the members of our board or the compensation committee and the board of directors or compensation committee of any other company.

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Compensation Discussion and Analysis

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our Management Team. These individuals along with our named executive officers are referred to as our senior management group.

Key topics covered in our compensation discussion and analysis
•Executive Summary, page 71
•Philosophy and Objectives, page 72
•Peer Group, page 73
•Principal Elements of our Compensation Program, beginning on page 74
•2025 Named Executive Officer Annual Bonus Awards, page 78
•2025 Named Executive Officer Equity Awards, page 79
•Stock Ownership Guidelines, Hedging Policy, Tally Sheets and Recoupment Policies, page 83
2025 named executive officers
Terrence A. Duffy, Chairman and Chief Executive Officer
Lynne C. Fitzpatrick, President and Chief Financial Officer
Derek L. Sammann, Global Head of Commodities Markets
Julie M. Winkler, Chief Commercial Officer
Sunil K. Cutinho, Chief Information Officer
The titles for our named executive officers above are those in effect as of December 31, 2025. For the biographies of our current executive officers, including the named executive officers, please see Item 1. Business — Human Capital Management - Information about our Executive Officers beginning on page 14 of our 2025 Annual Report on Form 10-K, filed with the SEC on February 26, 2026.
OPPORTUNITY FOR SHAREHOLDER FEEDBACK
The compensation committee carefully considers feedback from our shareholders regarding the compensation program for our senior management group. At our 2025 annual meeting of shareholders, approximately 87% of shareholders voted FOR our non-binding advisory vote approving the compensation of our named executive officers. We attribute the support for our compensation program to our multi-year shareholder outreach and engagement program (as described on pages 9 and 10) and the actions taken to enhance our compensation program as a result of shareholder feedback (described on page 10). In addition to the perspective provided by the say-on-pay vote results, we consider feedback from shareholders on corporate governance, senior management compensation and other issues provided through our shareholder engagements.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
Executive summary
OUR BUSINESS
As the world's leading derivatives marketplace, CME Group enables clients to trade futures, options, cash and OTC markets, optimize portfolios, and analyze data – empowering market participants worldwide to efficiently manage risk and capture opportunities. CME Group exchanges offer the widest range of global benchmark products across all major asset classes based on interest rates, equity indexes, foreign exchange, energy, agricultural products and metals. The company offers futures and options on futures trading through the CME Globex platform, fixed income trading via BrokerTec and foreign exchange trading on the EBS platform. In addition, it operates one of the world's leading central counterparty clearing providers.
For more information on our business, see Business and Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report and in the Proxy Statement Summary on pages 5 and 6.
2025 COMPENSATION HIGHLIGHTS FOR OUR NAMED EXECUTIVE OFFICERS
The compensation committee took the following compensation actions with respect to our named executive officers during 2025 or related to 2025 performance:
•Awarded annual bonuses to our named executive officers in respect of 2025 based on our achievement of cash earnings at approximately 114.3% of the target goal as described on page 78. For 2025, we set a cash earnings goal for the annual bonus program that required significant effort on behalf of our management as described on page 77.
•Certified results for the September 2022 award of performance shares based on TSR relative to the S&P 500 for the 2023-2025 performance period. Based on the company's performance against the pre-established goal, 200.0% of the target number of shares were earned. These shares became vested in March 2026 as described beginning on page 81.
•Awarded equity grants to our named executive officers in September 2025 to encourage long-term retention while focusing management on longer-term value creation. The awards were comprised of 50% time-vested restricted stock and 50% performance shares, with 50% of the performance shares tied to TSR relative to the S&P 500 and 50% tied to absolute net income margin performance, measured over a three-year period (2026-2028). In the event that absolute TSR is negative for the three-year performance period, the payout on the portion of the award tied to relative TSR is capped at 100% of the target award. For 2026-2028, the committee set an absolute net income margin goal that requires significant effort on behalf of our management, which will be disclosed in the proxy statement following the completion of the performance period. Our performance share design is described beginning on page 79.
•In 2025, at least 50% of target total compensation for each of our named executive officers was considered performance-based, as it was directly tied to cash earnings, net income margin or relative stock performance goals.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
KEY ELEMENTS OF THE PROGRAM ARE DESIGNED TO ENSURE PAY FOR PERFORMANCE
Our overall goals and philosophy are complemented by several specific elements that are designed to align the compensation for our senior management group with our performance and position the company for creating long-term shareholder value including:
•Our annual bonus program is tied to our generation of cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 25% below the target, no annual cash bonuses would be paid to our senior management group. The annual bonus opportunities for our named executive officers are set forth on page 78. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular quarterly dividend payments.
•The aggregate amount of our annual bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure and the expected expense is accrued on a quarterly basis based on actual cash earnings performance.
•In addition to verifying the annual achievement of cash earnings for purposes of our annual bonus program, our compensation committee also considers other measures of our performance, such as our net income, TSR, earnings per share and non-financial aspects of our performance including progress against our annual and strategic goals, as appropriate.
•Our annual long-term incentive awards for our senior management group are comprised of 50% time-vested restricted shares and 50% performance shares. The performance shares have a three-year performance period with TSR relative to the S&P 500 and absolute net income margin as the performance metrics. These performance metrics, when combined with the cash earnings performance metric in our annual bonus plan, focus our senior management group on financial and operational measures of success and shareholder results. The annual equity award opportunities for our named executive officers are set forth on page 79.
•Our senior management group is subject to stock ownership guidelines as discussed on page 83.
•To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock as well as a policy which restricts pledging of our Class A common stock by our board members and executive officers.
Philosophy and objectives of our compensation program
The elements of our executive compensation program are designed to:
•Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group that varies based on company and individual performance.
•Reward financial performance without incentivizing undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage profitability and growth while discouraging excessive risk taking.
•Hire and retain top caliber executives. Our compensation and benefits program is competitively designed to attract and retain top talent.
•Align with shareholder value. The interests of our senior management group are linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.
OUR PROGRAM IS DESIGNED TO BE CONSISTENT WITH BEST PRACTICES
The compensation committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short- and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:
•We tie pay to performance. In 2025, at least 50% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings, net income margin or relative TSR performance goals.
•We set objective targets tied to company performance for our annual cash bonus that must be met at the threshold level in order to fund the annual bonus pool.
•We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.

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•We have reasonable post-employment and change of control provisions.
•We use employment contracts on a limited basis. Contracts do not include excessive severance payments or "golden parachute" tax gross ups.
•We have adopted stock ownership guidelines and restrictions on hedging and pledging transactions to ensure our executives' interests are linked to those of our shareholders.
•We provide only modest perquisites.
•Our compensation committee reviews the reasonableness of our compensation by reviewing "tally" sheets and wealth accumulation reports.
•Our compensation committee consults with its independent compensation consultant when considering significant changes to our program.
Use of competitive data and comparison practices
BENCHMARKING PRACTICES
We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent.
We broadly target compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.
We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis, and we use it to develop and evaluate total compensation programs and guidelines for senior management and other employees on a more ad hoc basis. When making decisions about senior management pay we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee, within its discretion, may make alterations based on its evaluation of the benchmarking data, as it deems appropriate, to ensure that our senior management compensation is performance-based and competitive in nature.
CME GROUP COMPENSATION PEER GROUP
The following peer group was used for benchmarking our program for senior management and members of our board in 2025.

CBOE Global Markets Inc. (CBOE)	Invesco Ltd. (IVZ)	Paychex Inc. (PAYX)
Equifax Inc. (EFX)	Mastercard Inc. (MA)	S&P Global Inc. (SPGI)
Fiserv Inc. (FISV)	Moody's Corp. (MCO)	The Charles Schwab Corp. (SCHW)
Franklin Resources Inc. (BEN)	Nasdaq Inc. (NDAQ)	T. Rowe Price Group Inc. (TROW)
Intercontinental Exchange Inc. (ICE)	Northern Trust Corp. (NTRS)	Western Union Co. (WU)
In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven financial companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization. The companies within the peer group generally range between 0.5 and 2.5 times CME Group in terms of revenue or market capitalization. At the time of the committee's annual review of key financial and performance measures of our peer group companies in 2025, CME Group was positioned at the 29th percentile of the peer group on revenue and at the 80th percentile on market capitalization. No changes were made to this peer group in 2025.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
COMPARISON OF CHIEF EXECUTIVE OFFICER PAY TO OTHER NAMED EXECUTIVE OFFICERS
The differences between the allocation of compensation of the individual serving in the role of Chief Executive Officer and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual's talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the individual serving in the role of Chief Executive Officer or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. In determining pay for the Chief Executive Officer and other named executive officers, we consider an individual's skills and experience, individual performance and level of impact on the company's performance. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.
ROLE OF INDIVIDUAL PERFORMANCE IN THE PROGRAM
While consideration of compensation data to ensure that our pay is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:
•Base salary adjustments are based on an assessment of the individual's performance in the preceding year, changes in his or her responsibilities as well as a comparison with market data for comparable positions in our peer group and within the industry.
•Our incentive targets for annual bonus and equity opportunities are based on the individual's role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.
•Individual performance and the achievement of specific performance goals, which may include the individual's role in the achievement of specific performance outcomes, is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.
Principal elements of our compensation program
The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail

Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive competitively with the market based upon their job duties and level of responsibility.	Summary Compensation Table on page 85 under "Salary" and described on page 76.
Annual Performance-Based Bonus	Variable compensation component. Opportunity based upon our performance measured by cash earnings achievement. Individual awards based on bonus opportunities and individual performance.	Intended to motivate and reward the executive's contribution to achieving our short-term/annual goals.
Summary Compensation Table under "Non-Equity Incentive Plan Compensation," Grants of Plan-Based Awards on page 87 under "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" and described on page 76.

Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon company financial/stock performance. Individual awards based on equity opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table under "Stock Awards", Grants of Plan-Based Awards under the columns referencing equity awards, Stock Vested on page 90 and described on page 78.

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Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail

Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.
Summary Compensation Table under "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" and "All Other Compensation," Pension Benefits on page 90 and Non-Qualified Deferred Compensation on page 91.

Post-Employment Compensation	Contingent compensation component.	Intended to provide a temporary income source following termination (other than for cause) including in the case of a change-in-control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 95 and described on page 92.
We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management who have more direct responsibility for the performance of CME Group should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:
•Base salary should represent a lower percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.
•Employees in positions that most directly influence performance should have a larger percentage of their compensation tied to CME Group’s performance through equity awards with a portion of the equity awards tied to corporate performance goals.
•Actual awards of incentive compensation should be closely aligned with the performance of CME Group.
The following are the approximate average percentages the elements represent out of the total compensation for our named executive officers as a group for 2025 as set forth in the Summary Compensation Table:

Base Salary	Annual Cash Bonus [1]	Annual Equity [2]	Other Compensation [3]

11%	30%	55%	4%
1Annual cash bonus is composed of the amounts listed in the Summary Compensation Table for 2025 under "Non-Equity Incentive Plan Compensation."
2Annual equity value shown is composed of the amounts listed in the Summary Compensation Table for 2025 under "Stock Awards."
3Other compensation is composed of amounts listed in the Summary Compensation Table for 2025 under "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" and "All Other Compensation" columns.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
DESCRIPTION OF EACH ELEMENT OF COMPENSATION
Base salary
We generally target base salary at the 50th percentile of the competitive market relative to each position's duties and level of responsibility. Each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:
•The nature and responsibility of the position;
•The impact, contribution, expertise and experience of the individual;
•Competitive market information regarding salaries to the extent available and relevant;
•The importance of retaining the individual along with the competitiveness of the market for the individual's talent and services; and
•Recommendations of the Chairman and Chief Executive Officer (except in the case of his own compensation).
The company is committed to providing fair and equitable pay to our employees. We have developed a formal, centralized compensation program designed to ensure that decisions about pay are based on job-related factors such as the responsibilities of the role, individual performance and the knowledge, skills and experience that each individual brings to the role. We review employee pay on a regular basis and make adjustments to pay whenever needed to ensure that similarly situated employees are paid equitably.
No base salary increases were awarded to named executive officers in 2025 or early 2026.
Annual bonus
Our annual bonus program is designed to provide incentives to the named executive officers and other members of senior management to drive annual performance based on our strategic goals as approved by the board. In support of our pay-for-performance philosophy, the annual bonus plan is only funded when we achieve cash earnings at or above the threshold level. We use cash earnings as our funding metric because we believe it provides a transparent view of CME Group's operational and financial performance during the year. Cash earnings provides alignment with shareholders as it is also the metric used in our dividend policy, which provides that our dividend target for our regular quarterly dividends is set at approximately 50% to 60% of the prior year's cash earnings.
The cash earnings target is established to motivate our named executive officers toward operational excellence and superior financial performance and is designed to be challenging to meet, while remaining achievable with concentrated effort and focus. The cash earnings target goal is derived from the annual financial plan. The financial plan for each year is developed based on the results of a strategic planning process, taking into account our annual goals and considering events and impacts that are beyond our control (e.g. market conditions, legislative and regulatory activity, changes in governmental monetary policies, etc.) as well as initiatives where management has a direct impact on performance, including expense management. The financial plan is first presented to the finance committee, where it is actively discussed and challenged as appropriate, and then once it is determined to be both challenging to meet but achievable with focused effort, presented to the board for approval. The compensation committee takes the financial plan and calculates the cash earnings target and approves the target goal for purposes of the annual bonus program. While we expect to set a challenging cash earnings goal each year that drives the growth of our business, the compensation committee does not have a policy whereby it requires the current year's cash earnings target to be above the prior year's actual cash earnings performance. The committee considers the specific business conditions and market conditions in a given year when setting the cash earnings goal for the annual bonus program in alignment with the goal of incentivizing performance and creating long-term shareholder value.
Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, which was set at 25% below the target performance goal for 2025. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, which is set at 20% above the established target goal. It is anticipated that the achievement of the maximum level of cash earnings would be exceptional, requiring extraordinary effort on the part of our senior management.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
Our cash earnings are calculated using the following formula for the purpose of the annual bonus.

Cash Earnings Calculation for Annual Bonus

Net Income
+ Depreciation
+ Stock-Based Compensation*
+ Amortization on Purchased Intangibles*
- Capital Expenditures
= Cash Earnings
+/- Net Interest Expense*
= Bonus Incentive Plans Cash Earnings Target as approved by compensation committee
*Adjusted on an after tax basis
The following shows our cash earnings goals and actual achievement for 2025 for purposes of our annual bonus program:

Threshold [1]	Target [1]	Maximum [1]	Actual [2]

$2.780 billion	$3.707 billion	$4.448 billion	$4.238 billion
1If actual performance falls between any of the levels above, then straight-line interpolation is applied to determine bonus funding.
2See Appendix A for a reconciliation of cash earnings for our annual bonus to net income, the most comparable GAAP financial measure.
In establishing the annual financial plan and resulting cash earnings target for 2025, specific consideration was given to the difficult comparatives to prior year volumes after consecutive record years, particularly in commodities products, cost pressures from potential tariffs and the migration of technology infrastructure to the cloud while simultaneously supporting the existing infrastructure, the expectation of lower collateral income due to interest rate cuts and reduced margin requirements, and competitive pressures in our energy markets, among other factors.
The compensation committee has discretion to make equitable adjustments to the cash earnings performance calculation to reflect effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect the effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the goal was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2025, the committee approved adjustments for certain non-performance-related items, such as adjustments due to gains from the sale of minority investments, litigation expenses, foreign exchange fluctuation impacts, and adjustments from restructuring charges, in a manner consistent with historical company practice.
2025 annual bonus awards
Opportunities under the annual bonus program are based upon CME Group's achievement of cash earnings and are awarded in consideration of the individual’s performance during the year. Each year, the Chairman and Chief Executive Officer and members of our Management Team present our proposed strategic goals for the year to the board for approval. The board then receives updates during and at the end of the year regarding our performance against such initiatives. The compensation committee takes into consideration the accomplishments of our senior management group against these goals as discussed with the board during an executive session. The compensation committee approved the annual bonus awards for the named executive officers for 2025 based on our achievement of cash earnings, general company performance (as discussed in the Proxy Statement Summary on pages 5 and 6) and the individual's performance.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
The table below shows the payout opportunities and actual annual bonus payments for 2025 for the named executive officers.
2025 Named Executive Officer Bonus Awards

Name	Annual Bonus Plan Target as % of Salary	Annual Bonus Plan Target [1]	Annual Bonus Plan Maximum as % of Salary	Annual Bonus Plan Maximum [1]	2025 Actual Annual Bonus Award as % of Target	2025 Annual Bonus Award [1]

Terrence A. Duffy	200%	$4,153,846	400%	$8,307,693	172%	$7,128,831
Lynne C. Fitzpatrick	100%	$778,846	200%	$1,557,693	172%	$1,336,656
Derek L. Sammann	100%	$545,192	200%	$1,090,385	172%	$935,659
Julie M. Winkler	100%	$545,192	200%	$1,090,385	172%	$935,659
Sunil K. Cutinho	100%	$545,192	200%	$1,090,385	172%	$935,659
1Under the terms of our annual bonus program, awards are calculated utilizing base salary paid during the applicable plan year. The 2025 bonus amounts above reflect that there were 27 bi-weekly payroll periods during the year.
Our 2025 actual annual cash earnings results were approximately 114.3% of the target level performance. As such, bonuses for the named executive officers were approved by the committee at 171.62% of their individual bonus target opportunities. The bonuses for all named executive officers were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee.
Equity
Long-term grants of equity are important to incent longer-term achievement of financial and operational success and reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.
The annual equity awards for members of our senior management group are delivered in the form of performance shares and time-vested restricted stock. This mix of equity vehicles enables us to focus employees on stock performance, provides for employee retention and directly aligns employee interests with shareholder value creation.
Equity grant practices
The following is a summary of our equity grant practices and the role of the committee in approving awards:
•Our annual equity awards are granted on September 15th, or in the event the 15th is not a business day, the closest business day thereto. We do not time the grant of equity compensation in relation to the disclosure of material nonpublic information.
•At a meeting prior to the annual grant date, the committee approves the awards for the senior management group based upon the target equity opportunities and recommendations from the Chairman and Chief Executive Officer (for executives other than himself) using a pre-set calculation of a percentage of base salary to determine the award value. Actual awards are granted based on the previously approved award value and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.
•The committee has delegated authority to the individual in the role of Chief Executive Officer to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief accounting officer, within parameters set by the committee. The committee is provided with an annual report on awards granted under such delegated authority.
•Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance-based shares prior to the achievement of performance goals. Dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 73, we generally target total compensation in the 50th percentile of our peer group. Through competitive compensation analysis, we compare equity compensation on a standalone basis as well as part of an executive's overall total compensation.
The committee has the discretion to adjust the annual equity awards to distinguish for individual performance. The annual equity awards for the named executive officers were made at the target levels for 2025 and were comprised of 50% performance shares and 50% time-vested restricted stock. The performance shares, if earned, vest in full following the three-year performance period and the restricted shares vest ratably over a four-year period unless otherwise provided.
The table below shows the annual equity award opportunities for our named executive officers and actual awards made in 2025.
2025 Named Executive Officer Equity Awards

Name	Annual Equity Award Target as % of Base Salary	Annual Equity Award Target	Actual Annual Equity Award as % of Target	Actual Annual Equity Award [1]

Terrence A. Duffy	600%	$12,000,000	100%	$12,000,000
Lynne C. Fitzpatrick	300%	$2,250,000	100%	$2,250,000
Derek L. Sammann	300%	$1,575,000	100%	$1,575,000
Julie M. Winkler	300%	$1,575,000	100%	$1,575,000
Sunil K. Cutinho	300%	$1,575,000	100%	$1,575,000
1The "Actual Annual Equity Award" values listed above may differ from those used in the Summary Compensation Table. The values above reflect annual equity award target opportunities and the actual equity values awarded with discretion applied for individual performance, if applicable. The above values are used to determine the number of shares awarded, which then are valued as required for the Summary Compensation Table.
Performance shares tied to 2026-2028 performance
The September 2025 performance share award criteria included 50% based on TSR relative to the S&P 500 and 50% based on absolute net income margin performance, measured over the period 2026 through 2028. We believe the TSR performance measure is a direct, transparent measure of shareholder value creation and provides strong alignment with shareholder results. Net income margin is a metric that management can more directly impact and provides strong alignment with longer-term value creation. This design was implemented with the 2023 performance share awards which took into consideration investor feedback from our multi-year shareholder outreach and engagement program as discussed on pages 9 and 10.

2026 PROXY STATEMENT	CME GROUP	79

COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
Our net income margin performance is measured over a three-year period against a defined target and calculated using the following formula for the purpose of the performance share awards:

Net Income Margin Formula for Performance Shares**

Adjusted Net Income1 / Adjusted Net Revenue[2]
= Net Income Margin

[1] Calculation for Adjusted Net Income:
Non-GAAP Net Income*
- Collateral Income (on an after tax basis)
= Adjusted Net Income

[2] Calculation for Adjusted Net Revenue:
Non-GAAP Revenue*
- Licensing and Other Fee Agreements
- Custody Income (included in Other Revenue)
= Adjusted Net Revenue

*Non-GAAP presentation of results as reported on quarterly earnings disclosures, which include a reconciliation to GAAP
** See Appendix A for more information on the calculation of the net income margin formula.
The absolute net income margin goal and actual performance will be disclosed in the proxy statement filed following the completion of the applicable performance period and once the information is no longer considered competitively sensitive.
Following the three-year performance period, the vested portion of the performance share award will be settled in unrestricted shares of stock, based upon achievement against the metrics, as follows:

Relative TSR Performance % of Target Award Earned [1]

Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile

0%	50%	100%	200%
1 In the event the company's absolute TSR for the three-year performance period is negative, the maximum payout on these performance shares is the target level (100%), regardless of the company's performance relative to the S&P 500.

Absolute Net Income Margin Performance % of Target Award Earned

Below Threshold Goal	Threshold Goal	Target Goal	Maximum Goal

0%	50%	100%	200%

80	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
The details of the performance share awards granted in September 2025 tied to TSR relative to the S&P 500 and absolute net income margin performance measured over 2026-2028 are as follows:
Performance shares awarded in 2025

Performance Share Payout Opportunity (in Shares)

Name	Award Date	Performance Metric	Threshold	Target	Maximum

Terrence A. Duffy	9/15/2025 9/15/2025	2026-2028 TSR 2026-2028 NIM	5,796 5,796	11,591 11,591	23,182 23,182
Lynne C. Fitzpatrick	9/15/2025 9/15/2025	2026-2028 TSR 2026-2028 NIM	1,087 1,087	2,173 2,173	4,346 4,346
Derek L. Sammann	9/15/2025 9/15/2025	2026-2028 TSR 2026-2028 NIM	761 761	1,521 1,521	3,042 3,042
Julie M. Winkler	9/15/2025 9/15/2025	2026-2028 TSR 2026-2028 NIM	761 761	1,521 1,521	3,042 3,042
Sunil K. Cutinho	9/15/2025 9/15/2025	2026-2028 TSR 2026-2028 NIM	761 761	1,521 1,521	3,042 3,042
Performance shares tied to 2023-2025 performance
Members of our senior management group received performance share awards in September 2022 for the performance period 2023 through 2025 tied to TSR relative to the S&P 500. The company achieved the 78.8th percentile on TSR relative to the S&P 500 for the performance period, exceeding the target goal of 50th percentile. Performance on this metric resulted in an above-target payout, with 200.0% of the target performance shares being earned.
The following table shows total payout opportunities of the previously granted annual performance shares tied to 2023 through 2025 performance based on the range of performance against the established metrics, and actual shares earned when performance was certified by the committee in early 2026.

Name	Award Date	Performance Metric [1]	Performance Share Payout Opportunity (in Shares)			Actual Shares Earned [2]
			Threshold	Target	Maximum

Terrence A. Duffy	9/15/2022	2023-2025 TSR	15,726	31,451	62,902	62,902
Lynne C. Fitzpatrick	9/15/2022	2023-2025 TSR	1,376	2,752	5,504	5,504
Derek L. Sammann	9/15/2022	2023-2025 TSR	2,064	4,128	8,256	8,256
Julie M. Winkler	9/15/2022	2023-2025 TSR	2,064	4,128	8,256	8,256
Sunil K. Cutinho	9/15/2022	2023-2025 TSR	2,064	4,128	8,256	8,256
1Beginning with the awards granted in September 2023 (for the performance period 2024 through 2026), performance share awards were tied to TSR relative to the S&P 500 and absolute net income margin performance.
2The committee certified performance results associated with the annual awards tied to 2023-2025 performance on March 12, 2026. Based on the committee's certification, the pre-established goal was achieved above the target level established for the metric, resulting in 200.0% of the target shares being earned. These shares will became vested on March 15, 2026.

2026 PROXY STATEMENT	CME GROUP	81

COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
Health and welfare plans and retirement plans
All eligible employees, including the named executive officers, participate in our benefit programs. In the U.S., we provide health and wellness benefits, including medical and dental coverage, disability insurance benefits generally based on two-thirds of base salary and life insurance benefits generally based on three times base salary. In addition, employees in the U.S. are eligible to participate in our qualified retirement plans, which consist of our 401(k) savings plan and our cash balance pension plan.
In addition to the qualified retirement plans, senior level employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for "make-whole" contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 91.
Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and Non-Qualified Deferred Compensation Plans on pages 90 and 91, respectively.
Perquisites and other personal benefits
We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. In 2025, a subset of our named executive officers received monthly parking benefits and services related to personal security. Additionally, all of our senior level employees, including our named executive officers, are entitled to participate in an annual executive physical program sponsored by the company. From time to time, we may pay the cost, if any, for an executive's or board member's guest to attend a CME Group business-related event where such attendance is expected or customary. In addition, occasionally, family members of our Chairman and Chief Executive Officer may accompany him on business-related travel, provided there is no incremental cost. The aggregate value of all perquisites received by each named executive officer in 2025 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.
Post-employment compensation
OUR EMPLOYMENT CONTRACTS CONTAIN REASONABLE PROVISIONS AND ENSURE CONTINUITY OF LEADERSHIP
Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Employment agreements include non-competition and non-solicitation provisions, do not provide for cash severance payments in excess of two times annual base salary, do not provide for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy's beneficiaries under his agreement) and include a requirement that the executive execute a release agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contract with Mr. Duffy contains compensation terms in line with our overall compensation program and philosophy. A description of the agreement is set forth in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 92.
WE HAVE REASONABLE CHANGE-IN-CONTROL AND OTHER TERMINATION PROVISIONS
Change-in-control provisions assist us with retention during any rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes with key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.
A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 92.

82	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
Other compensation policies
WE HAVE ESTABLISHED STOCK OWNERSHIP GUIDELINES TO ENSURE ALIGNMENT OF INTERESTS WITH OUR SHAREHOLDERS
The committee has established the following stock ownership guidelines for the members of our senior management group:
•The Chairman and Chief Executive Officer: shares with a value equal to at least a multiple of five times base salary.
•Other named executive officers: shares with a value equal to at least a multiple of three times their respective base salary.
Each individual has five years from the date of hire or promotion to achieve their ownership guideline. As of the 2025 review, all of our named executive officers and all other members of our senior management group had satisfied the guidelines.
The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally, shares that are deemed "owned" for purposes of Section 16 of the SEC regulations are counted towards satisfaction of these guidelines. For the avoidance of doubt, unexercised stock options and unearned performance shares are not counted towards satisfaction of the stock ownership guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock or performance shares, at the time of vesting.
WE PROHIBIT DERIVATIVE TRANSACTIONS AND HEDGING OF OWNERSHIP RISK OF OUR SECURITIES AND HAVE ADOPTED A POLICY RESTRICTING THE PLEDGING OF OUR CLASS A SHARES
To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock.
The board also has adopted a policy prohibiting pledging of our Class A shares by our directors and executive officers. Class A shares assigned to meet certain exchange fee requirements are not pledged.
From time to time, the board has considered, based on recommendations from the nominating and governance committee, waivers to such policy. To the extent a waiver is granted, it will be disclosed on our website. Currently, none of our board members or executive officers have any pledged shares of our Class A common stock.
OUR COMPENSATION COMMITTEE AND BOARD ANNUALLY REVIEW THE TOTAL COMPENSATION OF OUR SENIOR MANAGEMENT
To ensure the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review includes annual base salary, annual cash bonus, value of annual equity awards, value of all unvested and outstanding shares, as well as vested shares held, the value of retirement contributions under our qualified and non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. For more information on the operation of our compensation committee see page 68.
WE HAVE IMPLEMENTED COMPENSATION RECOUPMENT POLICIES
In furtherance of our philosophy to ensure the interests of our senior management are aligned with those of our shareholders, we have adopted compensation recoupment policies.
In compliance with the requirements of the Dodd-Frank Act, final SEC rules and the applicable Nasdaq listing standard, we maintain a recoupment policy for executive officers (Recoupment Policy for Executive Officers). The Recoupment Policy for Executive Officers applies to current or former executive officers, including our named executive officers. Under the Recoupment Policy for Executive Officers, if we are required to prepare a restatement of previously issued financial statements of the company due to the material noncompliance of the company with any financial reporting requirement under federal securities laws, the company will recover any incentive-based compensation received by any current or former executive officer after the effective date of the policy and during the three-year period preceding the date on which the company is required to prepare the restatement that is in excess of what would have been granted, earned or vested by such executive officer had the financial results been properly reported.
We also maintain another recoupment policy (Recoupment Policy for Non-Executive Officers) that applies to employees at the level of managing director and above other than those who are executive officers. The Recoupment Policy for Non-Executive Officers provides the compensation committee with the discretion to recoup annual bonus payments in the event of a financial restatement, the effect of which is that such payments were not otherwise earned by an individual under our annual bonus program based upon the restated calculation of our cash earnings or any other performance metric in effect at the time.

2026 PROXY STATEMENT	CME GROUP	83

Compensation Committee Report
The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2025 Annual Report on Form 10-K. This report is provided by the following independent directors, who currently comprise the compensation committee:
The Compensation Committee
Rahael Seifu, Chairperson
Timothy S. Bitsberger
Charles P. Carey
Elizabeth A. Cook
Harold Ford Jr.
Phyllis M. Lockett

84	CME GROUP	2026 PROXY STATEMENT

Executive Compensation
Summary compensation table
The following table provides information regarding the compensation earned during the three years ending December 31, 2025 by our named executive officers. In 2025, "salary" accounted for approximately 11% of the total compensation of the named executive officers as a whole and "non-equity incentive plan compensation" accounted for approximately 30% of such total compensation.
2025 Summary Compensation Table

Name and Principal Position [1]	Year	Salary	Stock Awards [2]	Non-Equity Incentive Plan Compensation [3]	Change in Pension Value and Non-Qualified Deferred Compensation Earnings [4]	All Other Compensation [5]	Total

Terrence A. Duffy Chairman and Chief Executive Officer [6]	2025	$2,000,000	$13,319,860	$7,128,831	$56,690	$889,473	$23,394,854
	2024	2,000,000	13,512,333	7,452,800	58,832	921,624	23,945,589
	2023	2,000,000	12,594,380	7,907,600	55,146	910,874	23,468,000
Lynne C. Fitzpatrick President and Chief Financial Officer [7]	2025	750,000	2,497,729	1,336,656	42,047	125,710	4,752,142
	2024	559,615	1,773,691	1,014,369	8,718	86,872	3,443,265
	2023	400,000	1,259,417	786,959	48,547	64,817	2,559,740
Derek L. Sammann Global Head of Commodities Markets	2025	525,000	1,748,451	935,659	58,865	122,999	3,390,974
	2024	525,000	1,773,691	978,180	30,234	126,399	3,433,504
	2023	525,000	1,653,148	1,037,873	64,365	131,655	3,412,041
Julie M. Winkler Chief Commercial Officer [8]	2025	525,000	1,748,451	935,659	59,368	111,266	3,379,744
	2024	525,000	1,773,691	978,180	24,015	114,220	3,415,106
Sunil K. Cutinho Chief Information Officer	2025	525,000	1,748,451	935,659	56,331	111,265	3,376,706
	2024	525,000	1,773,691	978,180	20,146	114,220	3,411,237
	2023	525,000	1,653,148	1,037,873	64,541	114,473	3,395,035
1Titles in the table above reflect job titles as of December 31, 2025.
2The amounts reflected in the "Stock Awards" column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. See note 15 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries in our 2025 Annual Report on Form 10-K for more details on the assumptions made in the valuation of stock awards. For 2025, the fair value of the restricted stock grants was calculated using the closing price on September 15, 2025 of $258.83. The fair value of performance shares granted based on TSR relative to the S&P 500 was calculated using a value of $361.42 for December 31, 2025, which was derived from a Monte-Carlo simulation. The fair value of performance shares granted based on absolute net income margin performance was calculated using the closing stock price on December 9, 2025 of $270.12. This column includes the following aggregate amounts with respect to performance share awards granted to our named executive officers in 2025 based on achievement of target performance levels: Mr. Duffy: $7,320,180; Ms. Fitzpatrick: $1,372,336; Mr. Sammann: $960,572; Ms. Winkler: $960,572; and Mr. Cutinho: $960,572. The maximum amounts payable with respect to performance share awards granted to our named executive officers in 2025 are the following: Mr. Duffy: $14,640,360; Ms. Fitzpatrick: $2,744,673; Mr. Sammann: $1,921,145; Ms. Winkler: $1,921,145; and Mr. Cutinho: $1,921,145.
3The amounts included in the "Non-Equity Incentive Plan Compensation" column reflect awards to the named executive officers under our annual bonus plan, which is discussed on page 76 under the "Annual Bonus" heading.

2026 PROXY STATEMENT	CME GROUP	85

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
4The amounts reflected in the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column reflect only the change in the pension value during the particular year. Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section entitled Non-Qualified Deferred Compensation Plans on page 91.
5Amounts included in the "All Other Compensation" column for 2025 are as follows:

	401(k) Company Contribution	Supplemental Plan [a]	Other [b]	Total

Terrence A. Duffy	$10,500	$877,983	$990	$889,473
Lynne C. Fitzpatrick	10,500	113,890	1,320	125,710
Derek L. Sammann	10,500	111,459	1,040	122,999
Julie M. Winkler	10,500	99,726	1,040	111,266
Sunil K. Cutinho	10,500	99,725	1,040	111,265
aThe items included in the "Supplemental Plan" column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Internal Revenue Code (the Code) and thus must be excluded from consideration in qualified retirement plans.
bThe items included in the "Other" column include life insurance premiums paid by us for the benefit of the named executive officer.
6As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 92, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy's compensation in respect of such coverage.
7Ms. Fitzpatrick was awarded a base salary increase from $525,000 to $750,000 effective November 6, 2024 in recognition of her expanded responsibilities as President and Chief Financial Officer. The amount set forth in the "Salary" column for 2024 reflects the actual salary earned during the period.
8Ms. Winkler was not a named executive officer prior to 2024.

86	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Grants of plan-based awards
The following table shows information with respect to awards made to our named executive officers in 2025 under our annual bonus and equity programs. For additional information on our annual bonus and equity programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.
2025 Grants of Plan-Based Awards

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards [2]			Estimated Future Payouts Equity Incentive Plan Awards [3]			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards

Name	Award Type [1]	Grant Date	Approval Date	Threshold	Target	Maximum	Threshold Shares	Target Shares	Maximum Shares

Terrence A. Duffy	Bonus	N/A	N/A	$1,557,692	$4,153,846	$8,307,693
	PS-TSR	12/31/25	9/8/25				5,796	11,591	23,182		$4,189,219
	PS-NIM	12/9/25	9/8/25				5,796	11,591	23,182		3,130,961
	RS	9/15/25	9/8/25							23,180	5,999,679
Lynne C. Fitzpatrick	Bonus	N/A	N/A	292,067	778,846	1,557,693
	PS-TSR	12/31/25	9/8/25				1,087	2,173	4,346		785,366
	PS-NIM	12/9/25	9/8/25				1,087	2,173	4,346		586,971
	RS	9/15/25	9/8/25							4,348	1,125,393
Derek L. Sammann	Bonus	N/A	N/A	204,447	545,192	1,090,385
	PS-TSR	12/31/25	9/8/25				761	1,521	3,042		549,720
	PS-NIM	12/9/25	9/8/25				761	1,521	3,042		410,853
	RS	9/15/25	9/8/25							3,044	787,879
Julie M. Winkler	Bonus	N/A	N/A	204,447	545,192	1,090,385
	PS-TSR	12/31/25	9/8/25				761	1,521	3,042		549,720
	PS-NIM	12/9/25	9/8/25				761	1,521	3,042		410,853
	RS	9/15/25	9/8/25							3,044	787,879
Sunil K. Cutinho	Bonus	N/A	N/A	204,447	545,192	1,090,385
	PS-TSR	12/31/25	9/8/25				761	1,521	3,042		549,720
	PS-NIM	12/9/25	9/8/25				761	1,521	3,042		410,853
	RS	9/15/25	9/8/25							3,044	787,879
1"Bonus" refers to 2025 annual bonus opportunity, "PS-TSR" refers to performance shares tied to TSR relative to the S&P 500, "PS-NIM" refers to performance shares tied to absolute net income margin performance, and "RS" refers to time-vested restricted stock awards. Performance shares are granted at the target level and adjusted based on actual performance.
2The amounts shown in the "Threshold," "Target" and "Maximum" columns reflect the annual bonus opportunity for our named executive officers based upon their annual bonus target as discussed on page 78 under the "2025 Named Executive Officer Bonus Awards" heading and are dependent upon the level of cash earnings achieved.
3Under our equity program, eligible employees, including members of our senior management group, typically receive annual equity awards in September of each year. Employees promoted to the senior management group after the September awards are made are eligible for a prorated promotional award in March. On September 8, 2025 our compensation committee met and approved our annual equity awards for our executive officers based on our pre-established formulas under our equity program as described beginning on page 81. These awards of performance shares and time-vested restricted stock were made on September 15, 2025. The amounts in the "Threshold," "Target" and "Maximum" columns reflect the performance share opportunity awarded in 2025 tied to TSR relative to the S&P 500 during 2026-2028 and absolute net income margin performance during 2026-2028.

2026 PROXY STATEMENT	CME GROUP	87

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
Outstanding equity awards at fiscal year end
The following table summarizes the number of securities underlying outstanding plan awards as of December 31, 2025 for each named executive officer.
2025 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards

Name	Grant Date	Number of Shares of Stock That Have Not Vested [1]	Market Value of Shares of Stock That Have Not Vested [2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested [1]		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2]

Terrence A. Duffy	12/31/2025	—	—	23,182	[3]	$6,330,541
	12/09/2025	—	—	23,182	[4]	6,330,541
	12/31/2024	—	—	27,456	[5]	7,497,684
	12/03/2024	—	—	27,456	[6]	7,497,684
	12/31/2023	—	—	29,010	[7]	7,922,051
	12/05/2023	—	—	29,010	[8]	7,922,051
	12/31/2022	—	—	62,902	[9]	17,177,278
Lynne C. Fitzpatrick	12/31/2025	—	—	4,346	[3]	1,186,806
	12/09/2025	—	—	4,346	[4]	1,186,806
	9/15/2025	4,348	1,187,352	—		—
	12/31/2024	—	—	3,604	[5]	984,180
	12/03/2024	—	—	3,604	[6]	984,180
	9/16/2024	2,703	738,135	—		—
	12/31/2023	—	—	2,902	[7]	792,478
	12/05/2023	—	—	2,902	[8]	792,478
	9/15/2023	1,450	395,966	—		—
	12/31/2022	—	—	5,504	[9]	1,503,032
	9/15/2022	688	187,879	—		—
	3/15/2022	204	55,708	—		—
Derek L. Sammann	12/31/2025	—	—	3,042	[3]	830,709
	12/09/2025	—	—	3,042	[4]	830,709
	9/15/2025	3,044	831,256	—		—
	12/31/2024	—	—	3,604	[5]	984,180
	12/03/2024	—	—	3,604	[6]	984,180
	9/16/2024	2,703	738,135	—		—
	12/31/2023	—	—	3,808	[7]	1,039,889
	12/05/2023	—	—	3,808	[8]	1,039,889
	9/15/2023	1,904	519,944	—		—
	12/31/2022	—	—	8,256	[9]	2,254,548
	9/15/2022	1,032	281,819	—		—

88	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION

		Stock Awards

Name	Grant Date	Number of Shares of Stock That Have Not Vested [1]	Market Value of Shares of Stock That Have Not Vested [2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested [1]		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2]

Julie M. Winkler	12/31/2025	—	—	3,042	[3]	830,709
	12/09/2025	—	—	3,042	[4]	830,709
	9/15/2025	3,044	831,256	—		—
	12/31/2024	—	—	3,604	[5]	984,180
	12/03/2024	—	—	3,604	[6]	984,180
	9/16/2024	2,703	738,135	—		—
	12/31/2023	—	—	3,808	[7]	1,039,889
	12/05/2023	—	—	3,808	[8]	1,039,889
	9/15/2023	1,904	519,944	—		—
	12/31/2022	—	—	8,256	[9]	2,254,548
	9/15/2022	1,032	281,819	—		—
Sunil K. Cutinho	12/31/2025	—	—	3,042	[3]	830,709
	12/9/2025	—	—	3,042	[4]	830,709
	9/15/2025	3,044	831,256	—		—
	12/31/2024	—	—	3,604	[5]	984,180
	12/03/2024	—	—	3,604	[6]	984,180
	9/16/2024	2,703	738,135	—		—
	12/31/2023	—	—	3,808	[7]	1,039,889
	12/05/2023	—	—	3,808	[8]	1,039,889
	9/15/2023	1,904	519,944	—		—
	12/31/2022	—	—	8,256	[9]	2,254,548
	9/15/2022	1,032	281,819	—		—
1Subject to acceleration or termination in certain circumstances, restricted stock awards generally vest over a four-year period, with 25% vesting one year after the grant date and an additional 25% vesting on each anniversary date thereafter. Performance awards and special awards may have differing vesting schedules specific to the award purpose.
2Market value was determined using the closing price on December 31, 2025 of $273.08.
3Reflects performance shares awarded in September 2025 tied to TSR relative to the S&P 500 during 2026-2028, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the maximum performance level.
4Reflects performance shares awarded in September 2025 tied to absolute net income margin performance during 2026-2028, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the maximum performance level.
5Reflects performance shares awarded in September 2024 tied to TSR relative to the S&P 500 during 2025-2027, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the maximum performance level.

2026 PROXY STATEMENT	CME GROUP	89

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
6Reflects performance shares awarded in September 2024 tied to absolute net income margin performance during 2025-2027, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the maximum performance level.
7Reflects performance shares awarded in September 2023 tied to TSR relative to the S&P 500 during 2024-2026, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the maximum performance level.
8Reflects performance shares awarded in September 2023 tied to absolute net income margin performance during 2024-2026, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the maximum performance level.
9Reflects performance shares awarded in September 2022 tied to TSR relative to the S&P 500 during 2023-2025; payout value shown reflects actual performance results whereby 200.00% of target shares were earned. The performance shares became vested in March 2026.
Stock vested
The following table summarizes the vesting of stock awards in 2025 for our named executive officers.
2025 Stock Vested

	Stock Awards

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting

Terrence A. Duffy[1]	49,067	$13,026,444
Lynne C. Fitzpatrick	4,205	1,089,033
Derek L. Sammann	7,661	1,983,215
Julie M. Winkler	7,396	1,914,657
Sunil K. Cutinho	7,927	2,052,032
1Pursuant to the terms of Mr. Duffy's employment agreement, discussed in more detail on page 92, he became vested in 100% of his then-outstanding restricted stock awards on December 31, 2025.
Pension benefits
We maintain a non-contributory defined benefit cash balance pension plan for eligible U.S. employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements.
Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual's earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2025, the pension plan interest rate was 4.20%. The pension account is portable and vested balances may be paid out in a lump sum when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities.

90	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base salary, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the Code, which imposed a limit of $350,000 in 2025:

Age	Employer Contribution Percentage

Under 30	3%
30–34	4%
35–39	5%
40–44	6%
45–49	7%
50–54	8%
55 or greater	9%
The following table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.
2025 Pension Benefits

Name	Number of Years Credited Service	Present Value of Accumulated Benefit [1]	Payments During Last Fiscal Year

Terrence A. Duffy	18	$632,869	$—
Lynne C. Fitzpatrick	19	288,082	—
Derek L. Sammann	18	483,652	—
Julie M. Winkler	29	496,124	—
Sunil K. Cutinho	22	470,146	—
1In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 5.5% as of December 31, 2025; and projected future investment crediting rate assumption of 4.0% as of December 31, 2025. The normal retirement age as defined in our pension plan is the later of 65 years of age or 5 years of service. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee's actual period of service with CME Group.
Non-qualified deferred compensation plans
All of our U.S. senior level employees, including our named executive officers, are eligible to defer up to 50% of their annual base salary and up to 100% of their annual bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2025 are shown in the following table under "Executive Contributions." Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination, depending upon the time of the distribution election and the requirements of applicable law.
The deferred savings plan also includes 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the Code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under "Registrant Contributions." The aggregate balance at year end in the table below includes the balance the named executive officer may have in the Senior Management Supplemental Deferred Savings Plan.

2026 PROXY STATEMENT	CME GROUP	91

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
2025 Non-qualified Deferred Compensation

	Executive Contributions in Last Fiscal Year [1]	Registrant Contributions in Last Fiscal Year [2]	Aggregate Earnings in Last Fiscal Year [3]	Aggregate Withdrawals/Distributions	Aggregate Balance at 12/31/25

Terrence A. Duffy	$—	$877,983	$1,178,848	$—	$12,252,921
Lynne C. Fitzpatrick	—	113,890	69,951	—	463,749
Derek L. Sammann	—	111,459	385,870	—	2,761,781
Julie M. Winkler	554,830	99,726	1,184,340	(576,934)	8,202,940
Sunil K. Cutinho	—	99,725	202,437	—	1,797,506
1All amounts included under "Executive Contributions" are also included in the "Salary" or "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table on page 85.
2The amounts included under the "Registrant Contributions" column consist of 401(k) make-whole and pension make-whole contributions and are included in the "All Other Compensation" column of the Summary Compensation Table.
3"Aggregate Earnings" are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. "Aggregate Earnings" represent amounts earned on contributions made in 2025 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.
Potential payments upon termination or change-in-control
We have an employment agreement in place with Mr. Duffy. The contractual commitments under this agreement are summarized below. For our named executive officers other than Mr. Duffy, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. Estimated termination payments to our named executive officers under any employment agreement and general policies are shown in the table beginning on page 95.
Employment agreements and other compensation arrangements with named executive officers
DUFFY EMPLOYMENT AGREEMENT
As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts or other agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship. Mr. Duffy is the only named executive officer we have an employment agreement with at this time.
The following is a summary of the key terms of our employment agreement with Mr. Duffy, which was most recently amended and restated on November 6, 2024. The summary is qualified in its entirety by the complete text of the employment agreement, which was filed with the SEC on a Current Report on Form 8-K on November 7, 2024.
Agreement Term: December 31, 2026.
Minimum Base Salary: $2,000,000.
Annual Bonus and Equity Compensation: The annual target opportunity under our annual incentive plan is 200% of base salary paid in the plan year. For our equity incentive plan, the annual target grant date value opportunity is 600% of base salary.
Termination Provisions: In the event of a termination of employment by the company without cause, as defined in the agreement, in addition to his accrued benefits, the executive is entitled to a one-time lump sum severance payment equal to two times his then current base salary, subject to the executive's timely execution and delivery of a general release. Additionally, upon such a termination all outstanding unvested time-vesting equity awards that were granted after November 4, 2010 will automatically vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). Also, upon such a termination, all outstanding performance-based equity awards will become vested or be forfeited solely based on actual performance measured over the full performance term.

92	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
In the event of the executive's death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after November 4, 2010 will vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all performance-based equity awards will become vested at the target level and become payable within 30 days following the date of death or termination for disability.
Change of Control: In the event of a change of control, as defined in the agreement, prior to termination of employment, all of the executive's unvested time-vesting equity awards will become vested and all of the executive's performance-based equity awards will become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If the executive is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all performance-based equity awards will become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).
Non-Compete Provision: The agreement also contains a provision prohibiting the executive during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by him to the company, to a competing business.
Treatment of Equity at Expiration: On December 31, 2025, all outstanding unvested time-vesting equity awards granted to the executive became vested and all performance-based equity awards will become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive's timely execution and delivery of a general release.
If employed by the company on December 31, 2026, all outstanding unvested time-vesting equity awards granted to the executive will vest, all performance-based equity awards scheduled to vest pursuant to a performance period which ends on December 31, 2026 will vest or forfeit based upon actual performance and if the executive terminates as of the end of the agreement term, all other performance-based awards will become vested at the target level and become payable on December 31, 2026, which vesting is subject to the executive's timely execution and delivery of a general release.
Treatment of Annual Bonus at Expiration: If employed by the company on December 31, 2026 then the executive shall be entitled to an annual bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable annual bonus award or its payment will be waived subject to the executive's timely execution and delivery of a general release.
Additional Benefits: In the event of the executive's disability or following any termination of employment by the executive voluntarily or by the company without cause, the executive will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date the executive is covered by comparable insurance and health benefits. In the event that life insurance coverage results in taxable income to the executive's beneficiaries, CME Group will provide a gross up.
OTHER CME POLICIES AND PRACTICES
The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.
Annual Performance Bonus. In accordance with the terms of our annual bonus plan, in the event an employee dies or becomes disabled, he or she or his or her beneficiaries will be entitled to receive a pro rata annual bonus, subject to actual performance.
Severance Plans. The compensation committee has adopted a written severance policy for termination due to job elimination, reduction in force, or in limited circumstances, performance for U.S. employees not covered by a written employment agreement or severance plan. Our named executive officers other than Mr. Duffy are eligible for the benefits provided under this policy.
The plan provides for: (i) severance pay of two weeks per year of service, subject to a minimum of four weeks (all terminations) and a maximum of 38 weeks (for terminations due to performance) and 52 weeks (for terminations due to position eliminations) and (ii) eligibility for a severance payment in lieu of an annual bonus in connection with an involuntary termination due to a position elimination when the employee has worked at least six months of the year and whose termination was not performance based. The severance benefits are subject to the execution of a release of claims in favor of the company.

2026 PROXY STATEMENT	CME GROUP	93

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
Additionally, the severance plan allows for payment for all of or a part of the cost of the continuation of health plan coverage and outplacement services for a period of time as well as acceleration of the vesting of unvested restricted shares that would have otherwise vested during the severance pay period.
Equity Plans. We make equity grants to our employees under the Omnibus Stock Plan. All of the outstanding awards for our named executive officers follow the terms and conditions of the Omnibus Stock Plan. The terms of the employment agreement for Mr. Duffy govern his equity awards.
As included in the award agreements for our senior leadership group beginning in September 2021, including the named executive officers other than Mr. Duffy, in the event of an approved retirement, 75% of the unvested portion of the restricted stock grants will become vested upon the date of retirement and 25% of unvested performance shares will continue vesting and will be eligible for payment based on actual performance measured against the performance goal after the performance period has ended, if the below conditions are met:
•The executive is at least 55 years old with 10 years of service at a CME Group company on the retirement date;
•The executive provides at least six months' advance written notice of desire to retire to the Chairman and Chief Executive Officer;
•The executive's retirement date and transition plan must be approved by the Chairman and Chief Executive Officer; and
•The executive remains employed through the approved retirement date and successfully transitions responsibilities, as determined by the Chairman and Chief Executive Officer upon the retirement date.
In the event of death, the employee's beneficiaries would vest in any outstanding equity awards, with outstanding performance shares vesting at the target level. In the event of termination due to disability, outstanding restricted stock awards become vested and outstanding performance shares become vested at the target level. Awards granted prior to March 1, 2024 automatically vest upon a change of control (as defined in the Omnibus Stock Plan), with performance shares vesting at the greater of actual performance at the time of the change of control or the target level. In response to investor feedback, the compensation committee amended the Omnibus Stock Plan effective March 1, 2024 so that future equity awards not already subject to an employment agreement are subject to "double trigger" vesting, which means that rather than vesting automatically upon a change in control, the awards will vest following a change in control if the recipient's employment with the company terminates under certain circumstances or if the acquiring company does not assume the outstanding equity awards.

94	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Potential payments to named executive officers
The following table sets forth the estimated benefits and payments upon termination of our named executive officers as of year-end 2025, under various circumstances. These payments assume a termination or change of control effective upon December 31, 2025 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below.
2025 Potential Payments to Named Executive Officers

	Termination Due to:

	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability

Terrence A. Duffy
Total Cash Severance [1]	$—	$—	$4,000,000	$4,000,000	$4,000,000	$—	$—
Value of Equity Subject to Accelerated Vesting [2]	—	38,927,554	38,927,554	38,927,554	38,927,554	38,927,554	38,927,554
Continuation of Health & Welfare Benefits [5]	—	209,239	209,239	209,239	209,239	—	—
Other Accrued Pay and Benefits [6]	—	4,153,846	4,153,846	4,153,846	4,153,846	7,128,831	7,128,831
Total:	—	43,290,639	47,290,639	47,290,639	47,290,639	46,056,385	46,056,385
Lynne C. Fitzpatrick
Total Cash Severance [1]	—	—	—	1,298,077	1,298,077	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	—	—	2,487,486	7,031,537	7,031,537	7,031,537
Continuation of Health & Welfare Benefits [5]	—	—	—	25,757	25,757	—	—
Other Accrued Pay and Benefits [6]	—	—	—	—	—	1,336,656	1,336,656
Total:	—	—	—	3,811,320	8,355,371	8,368,193	8,368,193
Derek L. Sammann
Total Cash Severance [1]	—	—	—	908,654	908,654	—	—
Value of Equity Subject to Accelerated Vesting [2,3,4]	—	3,055,765	—	3,250,198	7,480,480	7,480,480	7,480,480
Continuation of Health & Welfare Benefits [5]	—	—	—	26,869	26,869	—	—
Other Accrued Pay and Benefits [6]	—	—	—	—	—	935,659	935,659
Total:	—	3,055,765	—	4,185,721	8,416,003	8,416,139	8,416,139
Julie M. Winkler
Total Cash Severance [1]	—	—	—	1,050,000	1,050,000	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	—	—	3,250,198	7,480,480	7,480,480	7,480,480
Continuation of Health & Welfare Benefits [5]	—	—	—	28,914	28,914	—	—
Other Accrued Pay and Benefits [6]	—	—	—	—	—	935,659	935,659
Total:	—	—	—	4,329,112	8,559,394	8,416,139	8,416,139
Sunil K. Cutinho
Total Cash Severance [1]	—	—	—	989,423	989,423	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	—	—	3,250,198	7,480,480	7,480,480	7,480,480
Continuation of Health & Welfare Benefits [5]	—	—	—	32,364	32,364	—	—
Other Accrued Pay and Benefits [6]	—	—	—	—	—	935,659	935,659
Total:	—	—	—	4,271,985	8,502,267	8,416,139	8,416,139
1The "Total Cash Severance Amount" represents the contractual amount for Mr. Duffy in accordance with his employment agreement. The "Total Cash Severance Amount" for Ms. Fitzpatrick, Mr. Sammann, Ms. Winkler and Mr. Cutinho is pursuant to the terms of our severance plan for eligible terminations in effect as of December 31, 2025.

2026 PROXY STATEMENT	CME GROUP	95

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
2Amounts shown for the "Value of Equity Subject to Accelerated Vesting" are based on the applicable stock plan, severance plan and contractual provisions in place and include accelerated vesting of outstanding restricted stock and continued vesting of performance shares as applicable.  For purposes of this analysis, for performance awards tied to performance periods ending on or before December 31, 2025, the actual number of shares earned was used in the calculations for applicable scenarios; for outstanding performance awards tied to performance beyond 2025, the target number of shares was used in the calculations. Unless specifically provided for in contractual agreements, outstanding performance awards do not receive continued vesting or accelerated vesting in the case of involuntary termination. In the event of a change in control, awards granted prior to March 1, 2024 will vest upon such change in control and awards granted after March 1, 2024 will be "double trigger" and vest upon a qualifying employment termination following a change in control, unless otherwise provided for in a contractual agreement.
3The CME Group Inc. Fourth Amended and Restated Omnibus Stock Plan was filed with the SEC on a Current Report on Form 8-K on March 7, 2024. The values were determined using the closing price on December 31, 2025 of $273.08.
4Amount shown for the "Value of Equity Subject to Accelerated Vesting" for voluntary termination for Mr. Sammann includes the retirement vesting treatment for outstanding shares detailed on page 94 given he met the age and service requirement as of December 31, 2025 (note: other conditions would also apply). Ms. Fitzpatrick, Ms. Winkler and Mr. Cutinho were not eligible for the retirement vesting provision based on their age and service as of December 31, 2025.
5Amounts shown for the "Continuation of Health and Welfare Benefits" reflect our contractual agreement with Mr. Duffy and benefits provided under the severance plan for the other named executive officers in effect during 2025. Mr. Duffy's continuing benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with life insurance benefits based on three times base salary. For Ms. Fitzpatrick, Mr. Sammann, Ms. Winkler and Mr. Cutinho, amounts shown for the "Continuation of Health and Welfare Benefits" are pursuant to the terms of our severance plan.
6Amounts shown for the "Other Accrued Pay and Benefits" in event of death or disability include accrued annual bonus payments pursuant to our annual bonus plan based on actual annual bonus amounts for 2025. In the case of Mr. Duffy, amounts shown for "Other Accrued Pay and Benefits" for termination other than for death and disability reflect the target bonus opportunity pursuant to the terms of his employment agreement.
Chief Executive Officer pay ratio
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, for 2025:
•the median annual total compensation of our employees (other than Mr. Duffy, who serves in the role of Chief Executive Officer) was $167,162;
•the annual total compensation of Mr. Duffy, as reported in the Summary Compensation Table, was $23,394,854; and
•as a result, the annual total compensation of Mr. Duffy is estimated to be 140 times that of the median annual total compensation of our employees (other than Mr. Duffy).
In determining our median employee, we selected a measurement date of December 31, 2025, our fiscal year-end. As of that date, our global employee population including interns consisted of approximately 3,875 employees, with 58% (approximately 2,230) working in the United States and the remaining 42% (approximately 1,645) working in our various non-U.S. locations (Australia, Brazil, Canada, China, UAE, France, Hong Kong, India, Japan, Mexico, Netherlands, Singapore, South Korea, Switzerland, and the United Kingdom).
Under the "de minimis exemption" adjustment permitted under the SEC rules, the following countries and employee counts were excluded from our median employee determination: Australia (3), Brazil (5), Canada (1), China (2), UAE (1), France (1), Hong Kong (24), Japan (12), Mexico (1), Netherlands (14), South Korea (4), and Switzerland (2). Our employee population, after taking the "de minimis exemption" into account, consisted of approximately 3,805 individuals.
To determine the median employee, our calculation approach aggregates actual base salary earnings, overtime earnings paid for eligible employees, annual bonus awards earned and the grant date value of any equity awards granted in the relevant year. The sum of these amounts represents our "consistently applied compensation measure," used in identifying the median employee. We do not apply a cost of living adjustment to the data.
The total annual compensation for the "median employee" was determined using the Summary Compensation Table methodology, which included the change in pension value for the median employee and 401(k) contributions made by the company in 2025.

96	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have differing employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
Pay versus performance disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO named executive officers (NEOs) and company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Pay Versus Performance

Year	Summary Compensation Table Total for Terrence A. Duffy[1] ($)	Compensation Actually Paid to Terrence A. Duffy[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	Cash Earnings[5] ($ Millions)
					TSR ($)	Peer Group TSR ($)

2025	$23,394,854	$38,204,401	$3,724,892	$5,894,420	$181.29	$164.59	$4,072	$4,238
2024	23,945,589	26,813,826	3,425,778	3,983,777	151.29	152.01	3,526	3,865
2023	23,468,000	34,175,281	3,803,969	4,637,219	131.06	126.59	3,226	3,573
2022	22,943,077	12,471,976	3,408,739	1,212,892	99.82	103.97	2,691	3,088
2021	22,924,737	26,891,265	3,321,407	4,505,841	129.46	119.73	2,637	2,583
1Terrence A. Duffy was our PEO for each year presented. The individuals comprising the Non-PEO named executive officers for each year presented are listed below.

2021	2022	2023	2024	2025

John W. Pietrowicz	John W. Pietrowicz	Lynne C. Fitzpatrick	Lynne C. Fitzpatrick	Lynne C. Fitzpatrick
Kevin D. Kometer	Julie Holzrichter	Julie Holzrichter	Derek L. Sammann	Derek L. Sammann
Julie Holzrichter	Sean P. Tully	Derek L. Sammann	Julie M. Winkler	Julie M. Winkler
Sunil K. Cutinho	Sunil K. Cutinho	Sunil K. Cutinho	Sunil K. Cutinho	Sunil K. Cutinho
John W. Pietrowicz
2The amounts shown for "Compensation Actually Paid" have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the company's NEOs. These amounts reflect the "Total" from the Summary Compensation Table with certain adjustments as described in footnote 3 below.
3"Compensation Actually Paid" reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with Financial Accounting Standards Board ASC Topic 718. Amounts in the "Exclusion of Stock Awards" column are the amounts from the "Stock Awards" column set forth in the Summary Compensation Table. Amounts in the "Exclusion of Change in Pension Value" column reflect the amounts attributable to the "Change in Pension Value" reported in the Summary Compensation Table. Amounts in the "Inclusion of Pension Service Cost" are based on the service cost for services rendered during the listed year.

2026 PROXY STATEMENT	CME GROUP	97

EXECUTIVE COMPENSATION	TABLE OF CONTENTS

Year	Summary Compensation Table Total for Terrence A. Duffy ($)	Exclusion of Change in Pension Value for Terrence A. Duffy ($)	Exclusion of Stock Awards for Terrence A. Duffy ($)	Inclusion of Pension Service Cost for Terrence A. Duffy ($)	Inclusion of Equity Values for Terrence A. Duffy ($)	Compensation Actually Paid to Terrence A. Duffy ($)

2025	23,394,854	(56,690)	(13,319,860)	25,361	28,160,736	38,204,401
2024	23,945,589	(58,832)	(13,512,333)	26,185	16,413,217	26,813,826
2023	23,468,000	(55,146)	(12,594,380)	24,427	23,332,380	34,175,281
2022	22,943,077	(36,092)	(12,530,269)	25,060	2,070,200	12,471,976
2021	22,924,737	(35,942)	(11,563,324)	24,198	15,541,596	26,891,265

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	3,724,892	(54,153)	(1,935,770)	21,532	4,137,919	5,894,420
2024	3,425,778	(20,778)	(1,773,691)	21,469	2,330,999	3,983,777
2023	3,803,969	(65,419)	(2,082,032)	21,610	2,959,091	4,637,219
2022	3,408,739	0	(1,703,264)	26,028	(518,610)	1,212,892
2021	3,321,407	(28,338)	(1,951,311)	24,227	3,139,856	4,505,841
The amounts in the "Inclusion of Equity Values" in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Terrence A. Duffy ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Terrence A. Duffy ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Terrence A. Duffy ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Terrence A. Duffy ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Terrence A. Duffy ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Terrence A. Duffy ($)	Total - Inclusion of Equity Values for Terrence A. Duffy ($)

2025	7,354,433	13,762,625	6,358,969	684,709	0	0	28,160,736
2024	7,395,740	2,137,573	6,566,926	312,978	0	0	16,413,217
2023	6,481,849	10,556,378	6,294,153	0	0	0	23,332,380
2022	6,530,171	(9,033,730)	5,461,954	(888,195)	0	0	2,070,200
2021	12,602,892	2,049,192	0	889,511	0	0	15,541,596

98	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)

2025	1,992,982	1,950,651	0	194,286	0	0	4,137,919
2024	1,832,803	428,204	0	69,992	0	0	2,330,999
2023	1,547,777	1,525,158	0	148,101	(261,945)	0	2,959,091
2022	1,630,119	(2,021,505)	0	(127,224)	0	0	(518,610)
2021	2,126,740	744,382	0	268,733	0	0	3,139,856
4The "Peer Group TSR" set forth in this table utilizes a custom group of peer companies, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the company and in the custom group of peer companies used in our performance graph, respectively. The custom peer group consists of: Cboe Global Markets Inc, Deutsche Boerse Ag, Intercontinental Exchange Inc, London Stock Exchange Group Plc and Nasdaq Inc. Historical stock performance is not necessarily indicative of future stock performance.
5We determined cash earnings to be the most important financial performance measure used to link company performance to "Compensation Actually Paid" to our PEO and Non-PEO NEOs in 2025. More information about cash earnings can be found in the annual bonus section of the Compensation Discussion and Analysis beginning on page 70.

2026 PROXY STATEMENT	CME GROUP	99

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
RELATIONSHIP BETWEEN PEO AND OTHER NEOS COMPENSATION ACTUALLY PAID AND COMPANY AND PEER GROUP TOTAL SHAREHOLDER RETURN
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company's and Peer Group's cumulative TSR over the five most recently completed fiscal years.
RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND NET INCOME
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the five most recently completed fiscal years.

100	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
RELATIONSHIP BETWEEN PEO AND OTHER NEOS COMPENSATION ACTUALLY PAID AND CASH EARNINGS
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Cash Earnings during the five most recently completed fiscal years.

TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
The following table presents the financial performance measures that the company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2025 Company performance. The measures in this table are not ranked.

Cash Earnings
Relative TSR
Net Income Margin

2026 PROXY STATEMENT	CME GROUP	101

Director Compensation
Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors' workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional exchange committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional exchange committees.
Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. No changes were made to director pay as a result of our most recent annual review. Director pay was most recently increased in 2022.
The 2025 compensation of our board members is set forth in the table entitled Director Compensation Table on page 103.
Fees and compensation plans for CME Group non-executive directors
The compensation committee is responsible for reviewing and recommending to the board the compensation for the non-executive directors of CME Group. Only non-executive directors receive compensation for their service as a director. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.
Our non-executive director compensation package for 2025 included:

Annual Payments	Compensation

Annual cash stipend [1]	$95,000
Annual retainer for service on a board committee	$12,000
Annual retainer for non-executive directors serving as a committee chair	$25,000
Annual equity stipend [2]	$145,000
Annual Lead Director stipend	$50,000
Functional Committee Meeting Fees
Meeting fee for the clearing house risk, interest rate swap risk and for other functional exchange committees	$ 1,000 - 1,250
1Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro-rata on a monthly basis, in shares of stock valued at the closing price on the date of the annual director grant. If a director who elects to receive additional stock leaves the board prior to the next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.
2Shares received are granted under our Director Stock Plan and are not subject to any vesting restrictions.
Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.
The following table provides information regarding the compensation earned during the year ended December 31, 2025 by each of our current directors, except for Mr. Duffy. The compensation for Mr. Duffy as a named executive officer is set forth in the Summary Compensation Table on page 85.

102	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	DIRECTOR COMPENSATION

2025 Director Compensation Table

Director	Fees Earned or Paid in Cash [1]	Stock Awards [2]	All Other Compensation	Total

Kathryn Benesh	$131,000	$145,252	$—	$276,252
Timothy S. Bitsberger	171,000	145,252	—	316,252
Charles P. Carey[3]	87,842	239,993	10,000	337,835
Elizabeth A. Cook	125,000	145,252	—	270,252
Bryan T. Durkin	124,000	145,252	—	269,252
Harold Ford Jr.	119,000	145,252	—	264,252
Martin J. Gepsman	143,250	145,252	—	288,502
Larry G. Gerdes[4]	30,417	—	—	30,417
Daniel R. Glickman [3,4]	93,293	—	10,000	103,293
William W. Hobert	72,259	239,993	—	312,252
Daniel G. Kaye	156,000	145,252	—	301,252
Phyllis M. Lockett	168,000	145,252	—	313,252
Deborah J. Lucas	146,000	145,252	—	291,252
Patrick W. Maloney	121,000	145,252	—	266,252
Patrick J. Mulchrone	133,000	145,252	—	278,252
Terry L. Savage[4]	51,583	—	—	51,583
Rahael Seifu	147,583	145,252	—	292,835
William R. Shepard	71,259	239,993	—	311,252
Howard J. Siegel	61,259	239,993	—	301,252
Dennis A. Suskind	190,417	145,252	—	335,669
Robert J. Tierney	126,000	145,252	—	271,252
1The amounts reflected in the "Fees Earned or Paid in Cash" consist of annual cash stipends, cash payments made due to share rounding of the stock award(s), annual board committee retainers, annual retainers for the committee chairs, subsidiary board meeting fees and functional committee meeting fees. This value includes any amounts deferred under our Director Deferred Compensation Plan.
2The amounts reflected in the "Stock Awards" column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. See note 15 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries in our 2025 Annual Report on Form 10-K for more details on the assumptions made in the valuation of stock awards. The value displayed in the table reflects one annual award made to our directors in June 2025. The stock awards were calculated using the closing price on June 25, 2025 of $273.03. The awards are not subject to any vesting restrictions. Awards in excess of $145,252 are due to the director's election to receive additional shares in lieu of all or a portion of his or her annual cash stipend. No other awards were made to our non-executive board members in 2025. See the table entitled Directors, Director Nominees and Named Executive Officers on page 105 for the complete stock ownership of our board members.
3Messrs. Carey and Glickman received $10,000 annual stipends for participation as members of our Agricultural Markets Advisory Council.
4Retired from the board in May 2025.

2026 PROXY STATEMENT	CME GROUP	103

DIRECTOR COMPENSATION	TABLE OF CONTENTS
Director stock plan
Our Director Stock Plan provides for the issuance of up to 725,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors.
Stock ownership guidelines
Our non-executive board members are subject to stock ownership guidelines valued at two times the total annual retainer. For 2025, this required ownership of stock valued at $480,000 and equal to more than five times the annual cash retainer for 2025. Each member has five years from election to the board to achieve this stock ownership guideline. As of the 2025 review, all of our board members with five or more years of board service had satisfied the guideline and all others were on track to achieve their ownership guideline within five years from election to the board.

104	CME GROUP	2026 PROXY STATEMENT

Ownership of
CME Group Common Stock
The following tables show the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 85 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning more than five percent of our Class A common stock, in each case as of March 2, 2026 unless otherwise noted. In general, "beneficial ownership" includes those shares over which a person has the power to vote, or the power to transfer. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.
Directors, director nominees and named executive officers

	Class of Common Stock

Name of Beneficial Owner [1]	A	B-1	B-2	B-3	B-4

Terrence A. Duffy [2]	55,594	1	—	—	1
Kathryn Benesh	2,107	—	—	—	—
Timothy S. Bitsberger	11,121	—	—	—	—
Charles P. Carey [3]	5,964	—	—	—	—
Elizabeth A. Cook [4]	18,791	—	—	1	—
Sunil K. Cutinho	18,988	—	—	—	—
Bryan T. Durkin	43,007	—	—	—	—
Lynne C. Fitzpatrick	20,924	—	—	—	—
Harold Ford Jr.	1,091	—	—	—	—
Martin J. Gepsman [5]	24,999	—	—	1	1
William W. Hobert [6]	126,598	2	6	7	—
Daniel G. Kaye	4,200	—	—	—	—
Phyllis M. Lockett	3,640	—	—	—	—
Deborah J. Lucas	3,888	—	—	—	—
Patrick W. Maloney	4,098	—	1	—	—
Patrick J. Mulchrone[7]	53,485	1	1	1	1
Derek L. Sammann[8]	26,733	—	—	—	—
Rahael Seifu	4,094	—	—	—	—
William R. Shepard [9]	261,187	5	5	2	1
Howard J. Siegel [10]	69,664	1	—	1	—
Dennis A. Suskind	2,699	—	—	—	—
Robert J. Tierney Jr.[11]	13,700	1	2	1	1
Julie M. Winkler	25,512	—	—	—	—
1The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.
2Includes 495 Class A shares and 1 Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.
3Includes 185 Class A shares held through a firm.
4Includes 18,771 Class A shares held in trust and 20 shares held in a joint account.

2026 PROXY STATEMENT	CME GROUP	105

OWNERSHIP OF CME GROUP COMMON STOCK	TABLE OF CONTENTS
5Includes 495 Class A shares and 1 Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power.
6Mr. Hobert owns 86,598 Class A shares directly. He also owns 40,000 Class A shares, 2 Class B-1 shares, 6 Class B-2 shares and 7 Class B-3 shares, in each case held through a firm of which Mr. Hobert is a majority shareholder.
7Includes 25,000 shares held in the name of Mr. Mulchrone's spouse.
8Includes 11,028 shares held in trust and 7,022 shares held in the name of Mr. Sammann's spouse.
9Includes 495 Class A shares and 1 Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power. Includes 258,710 Class A shares held in trust. All Class B shares are held in trust.
10Includes 21,873 shares held in trust.
11Mr. Tierney owns one Class B-2 share through a firm of which he is the owner.

DIRECTORS, AND EXECUTIVE OFFICERS AS A GROUP (30 PERSONS) 1

Class of Common Stock	Total Shares	Percent of Class [2]

Class A	[ ]	[ ]%
Class B-1	11	1.8%
Class B-2	15	1.9%
Class B-3	14	1.1%
Class B-4	5	1.2%
Total Classes (A & B)	[ ]	[ ]%
1Includes all directors and executive officers as of March 16, 2026.
2Based on [ ] shares of Class A common stock; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock; and 413 shares of Class B-4 common stock outstanding as of March 16, 2026.

SHAREHOLDERS OWNING MORE THAN FIVE PERCENT

Name	Number of Class A Shares	Percent of Vote as a Single Class [1]

The Vanguard Group [2]	36,248,559	[ ]%
BlackRock, Inc. [3]	28,863,305	[ ]%
1Percentage is based on the aggregate of [ ] shares of Class A common stock and 3,138 shares of Class B common stock outstanding as of March 16, 2026, voting together as a single class. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.
2Based on the most recently available Schedule 13G/A filed with the SEC on March 5, 2026 by The Vanguard Group. According to its Schedule 13G/A, The Vanguard Group reported having shared voting power of 3,697,661 shares of Class A common stock and shared dispositive power of 36,248,559 shares of Class A common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
3Based on the most recently available Schedule 13G/A filed with the SEC on November 8, 2024 by BlackRock, Inc. According to its Schedule 13G/A, BlackRock, Inc. reported having sole voting power of 25,887,046 shares of Class A common stock and sole dispositive power of 28,863,305 shares of Class A common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

106	CME GROUP	2026 PROXY STATEMENT

Other Business
Certain business relationships with related persons
Our audit committee has adopted a written policy for the review of related party transactions. A copy of our related party transaction approval policy is available on our website. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties consist of our directors (including nominees for election as directors), executive officers, holders of more than five percent of our outstanding Class A common stock, and the immediate family members of these individuals, as defined in the policy. Our Corporate Secretary's Office, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our related party transactions policy. Certain transactions, including compensation and ordinary course trading activity and market data subscriptions, are considered pre-approved and thus do not require specific approval under the policy.
In determining whether to approve a related party transaction, the audit committee will consider, among other factors, the fairness of the proposed transaction, whether there are compelling business reasons to proceed, and whether the transaction would impair the independence of a non-management director or present an improper conflict of interest for a director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of his or her interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the committee deems relevant. The policy also provides that certain engagements by us of a large firm in which an immediate family member of a director or executive officer is a general partner of such firm will not be considered a related party transaction; provided certain factors are met, including that such family member did not have any involvement in the selection or engagement process, does not receive any compensation or credit in connection with the engagement other than that provided to the other unaffiliated partners and that no other facts or circumstances exist suggesting that the immediate family member has any direct or indirect material interest in the transaction.
We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists.
TRANSACTIONS RELATING TO TRADING ACTIVITY IN 2025
We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms, which include charges for trades executed and cleared on behalf of their customers, some of whom may be members of our board. Payments received directly by clearing firms in which a board member has a significant affiliation are based upon our financial records. Other payments, which are not derived from our financial records because they are processed indirectly through a clearing firm, are set forth below, but the actual amounts are not included.
•Mr. Hobert owns a majority interest in one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000. During 2025, such member firm participated in our incentive programs to support liquidity in our markets for which it received consideration of approximately $662,000.
•Mr. Shepard is the owner of a trading firm and is a minority investor in another trading firm and each firm made payments to us indirectly through their clearing firm in excess of $120,000.
•Mr. Tierney is the owner of one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.
The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We, therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our director conflict of interest policy, a copy of which is available on our website. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee's related party transaction approval policy.

2026 PROXY STATEMENT	CME GROUP	107

TABLE OF CONTENTS	OTHER BUSINESS

EMPLOYMENT RELATIONSHIPS
An immediate family member of Ms. Cook, who has served on our Board since 2015, was employed by us in a non-officer position during 2025. The employee received aggregate compensation relating to 2025 of approximately $188,000 and other benefits provided to employees at the same level. In addition, two immediate family members of Mr. Duffy, our Chairman and Chief Executive Officer, were employed by us in non-officer positions during 2025. The combined aggregate compensation paid to these employees relating to 2025 was approximately $132,000 and other benefits provided to employees at the same level.
As part of its review of ongoing related party transactions, the audit committee approved these employment relationships and received a report on the compensation arrangements. In both cases, the compensation is in accordance with our standard compensation practices applicable to similarly-situated employees.
RELATIONSHIPS WITH FIVE PERCENT SHAREHOLDERS
Based on a report on Schedule 13G filed with the SEC and as disclosed in this proxy statement, BlackRock, Inc. was a greater than 5% beneficial owner of CME Group Class A common stock during 2025. BlackRock Financial Management, Inc. ("BlackRock Financial"), a subsidiary of BlackRock, Inc., is engaged by CME to provide support to the Clearing House's liquidity risk management and default management programs. During 2025, we paid an aggregate of $550,000 in fees to BlackRock Financial for these services. After reviewing these arrangements in accordance with its related party transactions approval policy, the audit committee ratified the transactions with BlackRock Financial that occurred during 2025.
CHARITABLE AND CIVIC CONTRIBUTIONS
We believe that it is both a responsibility and a privilege to give back to the community. Through our charitable programs, we are focused on building brighter futures. We support important philanthropic causes around the globe. We empower our employees to make a positive difference in our communities by sponsoring volunteer opportunities with our adopted schools and other non-profit partners and allocated volunteer hours. Our board members and executive officers may have affiliations with organizations that have received donations from the CME Group Foundation or CME Group Inc. None of the donations were deemed to impact the independence of any of our board members or were of an amount that required disclosure as a related party transaction.

108	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
General Information About the Meeting
QUESTIONS AND ANSWERS REGARDING THE REGULAR BUSINESS OF THE ANNUAL MEETING
The following questions and answers relate to the general business of the annual meeting. For questions and answers relating to ITEMS 4, 5, 6 and 7, please see the Questions and Answers regarding the Class B Election Rights Proposals beginning on page 117.
When and where is the annual meeting?
The annual meeting of shareholders of CME Group will be held on Thursday, May 14, 2026, 10:00 a.m., Central Time, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois.
Who may attend the annual meeting?
All holders of Class A and Class B common stock on March 16, 2026, the record date for the annual meeting, are entitled to notice of and are invited to attend the annual meeting.
Are there any rules for admission to the annual meeting?
Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Please note that seating is limited, and admission will be accepted on a first-come basis.
If you plan to attend the meeting, you should register in advance. Please go to the "shareholder meeting registration" link at www.proxyvote.com and follow the instructions provided. You will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials (Notice), proxy card or voter instruction form. Please print your registration confirmation and bring it with you to the meeting along with valid photo identification, such as a driver's license or passport. If you do not have a printed registration confirmation, we must be able to confirm:
•your identity by reviewing a valid form of photo identification, such as a driver's license; and
•you were a registered shareholder or held your shares in street name on the record date by:
–verifying your name and stock ownership against our list of registered shareholders; or
–reviewing other evidence of your stock ownership that shows your current name and address, such as a copy of your most recent brokerage or bank statement or the Notice, if you hold your shares in street name; or
•you are validly acting as proxy:
–for a registered shareholder as of the record date, by reviewing a written legal proxy granted to you and signed by the registered shareholder; or
–for a street name holder as of the record date, by reviewing a written legal proxy from a brokerage firm or bank holding the shares to the street name holder that is assignable, and a written legal proxy to you signed by the street name holder, together with a brokerage or bank statement or Notice showing the street name holder's shares as described above.
If you do not have a valid form of photo identification and proof that you owned or are legally authorized to act as proxy for someone who owned shares of our common stock on March 16, 2026, you will not be admitted to the meeting.
At the entrance to the meeting, we will verify that your name appears in our stock records or we will inspect your brokerage or bank statement or Notice, as your proof of ownership and any written proxy you present as the representative of a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. Each of the owners of shares held in a joint account can be admitted to the meeting if proof of joint ownership is provided and each of the owners follows the admission procedures described above. Please allow ample time for these admission procedures.
Shareholders will not be allowed to use cameras (including cell phones with photographic capabilities), recording devices or other electronic devices at the meeting.

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Will I be able to ask question during the annual meeting?
Yes. As part of the annual meeting, we will hold a Q&A session. Questions asked before or during the meeting must be in accordance with the meeting rules, which will be made available at the meeting and on our website prior to the meeting.
We encourage you to submit your questions in advance of the meeting via annualmeeting@cmegroup.com. Please include your name and the number of CME Group shares you owned as of the record date.
Will the annual meeting be webcast?
Yes. A live webcast of the annual meeting will be provided on the Investor Relations section of our website www.cmegroup.com. Go to Investor Relations, click on Events and Presentations and then click on the link provided to listen to the webcast of the CME Group Inc. 2026 Annual Meeting of Shareholders. If you miss the meeting, you can view a replay of the webcast on that site. Please note that you will not be able to vote your shares or ask questions via the webcast. If you plan to view the webcast, please submit your vote in advance.
What proposals are the Class A and Class B shareholders being asked to vote on, collectively as a single class?
Holders of all Class A common stock and all classes of Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:
ITEM 1: The election of 14 Equity directors.
ITEM 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.
ITEM 3: An advisory vote on the compensation of our named executive officers, referred to as the "say-on-pay" proposal.
ITEM 4: Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholders to elect three directors.
ITEM 5: Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholders to elect two directors.
ITEM 6: Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholders to elect one director.
ITEM 7: Approval of an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 4, 5 and 6 are approved.
What proposals are the Class B shareholders being asked to vote separately on?

Under ITEM 4, our Class B-1 shareholders will also vote as a single class.
Under ITEM 5, our Class B-2 shareholders will also vote as a single class.
Under ITEM 6, our Class B-3 shareholders will also vote as a single class.
Under ITEM 8, our Class B shareholders are being asked to vote on the following:
Class B-1 Shareholders: The election of three Class B-1 directors.
Class B-2 Shareholders: The election of one Class B-2 director.
Class B-3 Shareholders: The election of one Class B-3 director.

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TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
Who is entitled to vote?
You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 16, 2026, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 16, 2026 was as follows:

Class	Number of Shares Outstanding

Class A	[ ]
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413
There were [ ] holders of record of our Class A common stock and [ ] holders of record of our Class B common stock on such date.
All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for ITEM 8. Class B-1 shareholders will vote also vote separately as a class for ITEM 4, Class B-2 shareholders will also vote separately as a class for ITEM 5 and Class B-3 shareholders will also vote separately as a class for ITEM 6. With regard to ITEM 8, the Class B-1 shares will vote separately as a class for Class B-1 directors, the Class B-2 shares will vote separately as a class for Class B-2 directors and the Class B-3 shares will vote separately as a class for Class B-3 directors. Class A shares and Class B-4 shares are not entitled to vote on ITEM 8.
Our Series G preferred stock does not have voting rights.
How do I vote?
Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:
•OVER THE INTERNET — You can vote over the Internet at www.proxyvote.com by following the instructions provided in the Notice or proxy card. You may vote until 10:59 p.m., Central Time, on Wednesday, May 13, 2026. You will need the 16-digit control number or the unique QR code that appears on your Notice or proxy card when you access the webpage.
•BY MAIL — If you requested to receive printed proxy materials, you can vote by mail pursuant to instructions provided on the Notice or proxy card. Be sure to allow sufficient time for delivery.
•BY PHONE — Registered owners may vote by calling 1-800-690-6903 (toll free). You will need the 16-digit control number that appears on your Notice or proxy card for each class of shares you are voting.
You may vote until 10:59 p.m., Central Time, on Wednesday, May 13, 2026.
•IN PERSON — BY ATTENDING THE ANNUAL MEETING
For holders in street name (shareholders holding through a bank, broker or other intermediary), your proxy materials include a voting instruction form from the institution holding your shares. The availability of Internet or telephone voting will depend upon the institution's voting processes. Please contact the institution holding your shares for more information.

We encourage you to vote your shares prior to the meeting, even if you plan to attend the annual meeting.

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How do I locate my 16-digit control number?
If you are a registered shareholder of Class A and/or Class B shares as of the record date and cannot locate your 16-digit control number(s), you may contact Broadridge, as our Inspector of Election, to obtain your 16-digit control number(s) by calling 1-866-232-3037 (toll free) or 1-720-358-3640 (Non-U.S. toll free).

You will be asked to provide information to confirm your identity (e.g., name and address for the account) as a CME Group shareholder as of the record date.

You will then be able to use your 16-digit control number(s) to vote over the Internet or by phone as set forth above. Broadridge will not accept votes over the phone during the process of providing control numbers.

What is a shareholder of record?
A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares you hold in street name, the shareholder of record is your bank, broker or other intermediary. The share ownership records to which we have access show only the shareholder of record.
How are proxy materials being distributed?
We are taking advantage of SEC rules that allow us to furnish proxy materials to our shareholders over the Internet by providing access to the Notice instead of mailing printed copies. Most of our shareholders will not receive printed copies of the proxy materials unless they request them.
The Notice was made available on or around March [ ], 2026. The Notice provides instructions on how you may vote your shares over the Internet. If you would like to receive paper copies or electronic copies of our proxy materials, you may follow the instructions in the Notice. Those who previously requested printed proxy materials or electronic materials on an ongoing basis will receive those materials as requested.
The Notice includes the 16-digit control number for purposes of being able to vote.
What does it mean if I received more than one Notice or set of proxy materials?
This means you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one Notice or set of proxy materials. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares.
If you receive more than one Notice or set of proxy materials, you must vote the shares to which each Notice or set of proxy materials relates to ensure that all shares you own are voted.
Why did members of my household only receive one set of proxy materials but more than one proxy?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the annual report, proxy statement and Notice with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or Notice, as applicable, addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. As the company has adopted this procedure, a single set of proxy materials or Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder(s). Shareholders of record that participate in householding continue to receive separate proxy cards.
We undertake to deliver promptly upon written or oral request (submitted as directed in the following sentence), a separate copy of the annual report, proxy statement, or Notice, as applicable, to a shareholder at a shared address to which a single copy of such document(s) was delivered. Shareholders of record participating in householding that wish to request separate copies of the Notice or, if applicable, the proxy materials, for the 2026 annual meeting and/or in the future, or shareholders of record sharing an address that are not currently participating in householding and wish to request participation in householding, may do so by calling Computershare at (312) 360-5104 and then requesting this delivery option. Shareholders who own shares held in street name can request information about householding from their banks, brokers or other holders of record.

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TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
What if I return my proxy but do not provide voting instructions?
If you sign and date the proxy without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:
•"FOR" the election of the 14 Equity director nominees.
•"FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2026.
•"FOR" the approval of the compensation of our named executive officers, on an advisory basis.
•"FOR" the approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholders to elect three directors.
•"FOR" the approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholders to elect two directors.
•"FOR" the approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholders to elect one director.
•"FOR" the approval of an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 5, 6 and 7 are approved.
•"FOR" the three Class B-1 nominees.
•"FOR" the one Class B-2 nominee.
•"FOR" the one Class B-3 nominee.
If any other matter is presented at the annual meeting, the proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.
Can I change my mind after I vote?
For shareholders of record: You may change or revoke your vote by submitting a subsequent vote electronically, by telephone or at the meeting.
For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.
Your most recent vote is the one that is counted.
Is my vote confidential?
The vote of a particular shareholder will be kept confidential, except as necessary to allow the Inspector of Election to certify the voting results or to meet legal requirements. Written comments submitted by shareholders may be provided by the Inspector of Election to a representative of our Corporate Secretary's Office with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary to understand the comment.
How are votes counted?
For us to conduct the annual meeting, a minimum number of votes entitled to be cast by the holders of all outstanding common stock as of March 16, 2026, must be present at the meeting, either in person or represented by proxy. This is referred to as a quorum.
For proposals brought before the holders of all classes of common stock, voting together without regard to class, at least one-third of the votes entitled to be cast by such holders must be present at the meeting, either in person or represented by proxy, to establish a quorum.
For proposals brought before the holders of Class B-1, Class B-2 and Class B-3 common stock, respectively, each voting separately as a class, at least one-third of the votes entitled to be cast by the holders of such class must be present at the meeting, or represented by proxy, to establish a quorum. See page 64 for additional information on the quorum requirement for ITEM 8.

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Proxies marked "abstain" are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda — ratification of the appointment of our independent registered public accounting firm — "broker non-votes" received on the other proposals also will be counted for purposes of establishing a quorum for proposals brought before the holders of all classes of common stock, voting together without regard to class. A broker non-vote occurs when a broker does not vote on a proposal because the broker does not have discretionary voting power for that particular proposal under applicable stock exchange requirements and has not received instructions from the beneficial owner.
To ensure there will be a quorum for all proposals to be voted on, please vote before the annual meeting and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.
How many votes are required for approval for each proposal?
Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal.
ITEM 1: Fourteen Equity directors have been nominated for election at the annual meeting. Our bylaws require that, in uncontested elections, each Equity director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted "for" an Equity director nominee must exceed the number of votes cast "against" that nominee in order for that nominee to be elected. Only votes "for" or "against" are counted as votes cast with respect to an Equity director election. Abstentions and broker non-votes will have no effect. If a nominee who currently is serving as a director does not receive the affirmative vote of at least a majority of the votes cast, Delaware law provides that the director would continue to serve on the board as a "holdover director." However, under our corporate governance principles, each holdover Equity director is required to tender his or her resignation to the board. Under the principles, the nominating and governance committee shall make a recommendation to the board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The nominating and governance committee and the board, in making their decisions, may consider any factor or other information that they deem relevant. The board shall act on the tendered resignation, taking into account the nominating and governance committee's recommendation, and shall publicly disclose its decision regarding the resignation within 90 days after the results of the election are certified. If the resignation is not accepted, the Equity director will continue to serve until the next annual meeting of shareholders and until the director's successor is elected.
ITEMS 2 and 3: The affirmative vote of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on the matter is necessary for approval. Abstentions will have the same effect as a vote "against" an item. Because ITEM 2 is considered a "routine" matter, broker non-votes are not expected to occur with respect to that item. Broker non-votes will have no effect on ITEM 3.
ITEM 4: The affirmative vote from the holders of a majority of the outstanding shares of Class B-1 common stock, voting as a single class and an affirmative vote of a majority of the outstanding shares of Class A and Class B common stock, voting together as a single class. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” on ITEM 4.
ITEM 5: The affirmative vote from the holders of a majority of the outstanding shares of Class B-2 common stock, voting as a single class and an affirmative vote of a majority of the outstanding shares of Class A and Class B common stock, voting together as a single class. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” on ITEM 5.
ITEM 6: The affirmative vote from the holders of a majority of the outstanding shares of Class B-3 common stock, voting as a single class and an affirmative vote of a majority of the outstanding shares of Class A and Class B common stock, voting together as a single class. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” on ITEM 6.
ITEM 7: The affirmative vote of a majority of the outstanding Class A and Class B common stock, voting together as a single class. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” the ITEM 7.
ITEM 8: The three nominees for Class B-1 director, the one nominee for Class B-2 director and the one nominee for Class B-3 director receiving the highest number of "for" votes will be elected. Abstentions and broker non-votes will have no effect on ITEM 8. All Class B shares are held in registered form.

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TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
Who pays for the solicitation of proxies?
The solicitation is being conducted by CME Group, which pays for the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired Sodali & Co. for $17,500, plus out-of-pocket expenses, to assist in the solicitation on behalf of the company. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote.
Nominees for Class B directors may send out a written letter as part of their solicitation to our shareholders. CME Group facilitates the mailing and distribution of such letters. To the extent a Class B director nominee requests a third party to solicit on their behalf, they must notify the company and such third party must comply with our campaigning procedures.
When are shareholder proposals due for the 2027 annual meeting?
To be considered for inclusion in the company's proxy statement for the 2027 annual meeting, shareholder proposals must be received by us at our principal executive offices no later than November [ ], 2026. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.
In order for a shareholder to submit a nomination for director or other matter to be presented at our 2027 annual meeting (other than a proposal included in the company's proxy statement pursuant to Rule 14a-8 under the Exchange Act), we must have received timely notice of the proposal in proper written form in accordance with the advance notice provisions of our bylaws. To be timely, a shareholder's notice must be delivered to our Corporate Secretary not earlier than the open of business on January 14, 2027 (the 120th day prior to the first anniversary of the 2026 annual meeting) and not later than the close of business on February 13, 2027 (the 90th day prior to the first anniversary of the 2026 annual meeting); provided, however, in the event that the date of the 2027 annual meeting is more than 30 days before or more than 60 days after May 14, 2027, to be timely, notice must be delivered not earlier than the open of business on the 120th day prior to the date of the 2027 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the 2027 annual meeting or, if the first public announcement of the date of the 2027 annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the day on which public announcement of the date of the 2027 annual meeting is first made by CME Group. Such advance notice deadline will also be the deadline for a proposal to be considered "timely" for purposes of Rule 14a-4(c) under the Exchange Act. A shareholder's notice must contain the information required under our bylaws in order for the proposal to be considered. In addition, a shareholder who intends to solicit proxies in support of director nominees other than the company's nominees in compliance with Exchange Act Rule 14a-19 must provide notice that sets forth the information required by Rule 14a-19 no later than March 15, 2027.
To be considered at the 2027 annual meeting, proxy access nominations of Equity directors must comply with the requirements and conditions of our proxy access bylaw, including the delivery of proper notice to our Corporate Secretary not earlier than the open of business on October [ ], 2026 (the 150th day prior to the first anniversary of the date that we first distributed our proxy statement to shareholders for the 2026 annual meeting) and not later than the close of business on November [ ], 2026 (the 120th day prior to the first anniversary of the date that we first distributed our proxy statement to shareholders for the 2026 annual meeting).
Shareholder proposals and notices thereof required under our bylaws, proxy access nominations and notices thereof required under our bylaws and any notice required under the SEC's universal proxy rules should be sent by mail directed to the Corporate Secretary (Margaret A. Wright), CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606, with a copy sent by email to annualmeeting@cmegroup.com.
Are there any matters to be voted on at the meeting that are not included in the proxy statement?
At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.
Where can I find the voting results of the annual meeting?
We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a Current Report on Form 8-K within four business days of the meeting, as required by SEC regulations.
If I received paper copies of materials, can I receive future proxy materials online?
Yes. If you choose this option, you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.

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GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
If you hold shares in your name (instead of through a bank, broker or other intermediary), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a bank, broker or other intermediary you should follow the instructions regarding electronic delivery, if any, provided by your bank, broker or other intermediary.
If you choose to receive your proxy materials electronically, then, prior to next year's annual meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.
Can I get additional copies of proxy materials?
Yes. Additional copies of our 2025 annual report and this proxy statement are available free of charge upon request to annualmeeting@cmegroup.com.
Where can I find information on CME Group's corporate governance policies and other materials referenced in this proxy statement?
Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our committees are available at http://investor.cmegroup.com under "Corporate Governance."
Copies of the company's corporate citizenship reports are available at https://www.cmegroup.com/company/corporate-citizenship/esg.html.
You may also request hard copies of such materials by sending a request to annualmeeting@cmegroup.com.

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TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
QUESTIONS AND ANSWERS REGARDING THE CLASS B ELECTION RIGHTS PROPOSALS
The following questions and answers relate to ITEMS 4, 5, 6 and 7 regarding the Class B Election Rights Proposals. For questions and answers relating to the general business of the annual meeting, please see the Questions and Answers regarding the Regular Business of the Annual Meeting beginning on page 109.
Am I also being asked to vote on the amendment to the current bylaws?
No. You are only being asked to vote on the Class B Proposals to amend our certificate of incorporation. If any or all of the Class B Election Rights Proposals are approved, the board of directors will amend and restate our bylaws to implement the approved Class B Election Rights Proposals as further described in this proxy statement.
When will holders of Class B common stock receive the consideration?
Upon the effectiveness of any of the amendments to our certificate of incorporation, CME Group will pay the consideration to the holders of Class B common stock of the applicable class(es) of Class B common stock as described in this proxy statement. Payment will be made to the applicable holders of Class B common stock as of the record date and as set forth on our books and records.
If the Class B-1 Proposal is approved, what happens to shares of Class B-1 common stock?
If the Class B-1 Proposal is approved, shares of Class B-1 common stock will no longer have the right to vote as a separate class for the election of the three Class B-1 directors. Holders of Class B-1 common stock will continue to own their shares of Class B-1 common stock with all other voting rights and rights to dividend payments.
Currently, if a CME Group shareholder owns 1 share of Class B-1 common stock, such holder is entitled to vote the 1 share of Class B-1 common stock on the election of (1) the individuals who are nominated by the board of directors’ nominating and governance committee and (2) if applicable, the individuals nominated by the holders of at least 100 shares of Class B-1 common stock, for three director positions. A total of 625 shares of Class B-1 common stock is entitled to vote in these elections. As the holder of a Class B-1 share, such holder is also entitled to vote their shares, just as all Class A shareholders and all other holders of the shares of the Class B common stock are, on all proposals submitted by CME Group, including the slate of Equity directors.
If the Class B-1 Proposal is approved and the Class B-1 Election Rights are eliminated, at the 2027 annual meeting of shareholders, the holder of 1 share of Class B-1 common stock would continue to be entitled to vote the 1 share of Class B-1 common stock on the election of all individuals to the board of directors as nominated by the board of directors’ nominating and governance committee, along with all other holders of the Class A common stock and Class B common stock voting together as a single class, as well as on any other proposals presented to the shareholders at the meeting.
If the Class B-2 proposal is approved, what happens to shares of Class B-2 common stock?
If the Class B-2 Proposal is approved, shares of Class B-2 common stock will no longer have the right to vote as a separate class for the election of the two Class B-2 directors. Holders of Class B-2 common stock will continue to own their shares of Class B-2 common stock with all other voting rights and rights to dividend payments.
Currently, if a CME Group shareholder owns 1 share of Class B-2 common stock, such holder is entitled to vote the 1 share of Class B- 2 common stock on the election of (1) the individuals who are nominated by the board of directors’ nominating and governance committee and (2) if applicable, the individuals nominated by the holders of at least 100 shares of Class B-2 common stock, for two director positions. A total of 813 shares of Class B-2 common stock is entitled to vote in these elections. As the holder of a Class B-2 share, such holder is also entitled to vote their shares, just as all Class A shareholders and all other holders of the shares of the Class B common stock are, on all proposals submitted by CME Group, including the slate of Equity directors.
If the Class B-2 Proposal is approved and the Class B-2 Election Rights are eliminated, at the 2027 annual meeting of shareholders, the holder of 1 share of Class B-2 common stock would continue to be entitled to vote the 1 share of Class B-2 common stock on the election of all individuals to the board of directors as nominated by the board of directors’ nominating and governance committee, along with all other holders of the Class A common stock and Class B common stock voting together as a single class, as well as on any other proposals presented to the shareholders at the meeting.

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GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
If the Class B-3 proposal is approved, what happens to shares of Class B-3 common stock?
If the Class B-3 Proposal is approved, shares of Class B-3 common stock will no longer have the right to vote as a separate class for the election of a Class B-3 director. Holders of Class B-3 common stock will continue to own their shares of Class B-3 common stock with all other voting rights and rights to dividend payments.
Currently, if a CME Group shareholder owns 1 share of Class B-3 common stock, such holder is entitled to vote the 1 share of Class B-3 common stock on the election of (1) the individual who is nominated by the board of directors’ nominating and governance committee and (2) if applicable, the individuals nominated by the holders of at least 150 shares of Class B-3 common stock, for one director position. A total of 1,287 shares of Class B-3 common stock is entitled to vote in this election. As the holder of a Class B-3 share, such holder is also entitled to vote their shares, just as all Class A shareholders and all other holders of the shares of the Class B common stock are, on all proposals submitted by CME Group, including the slate of Equity directors.
If the Class B-3 Proposal is approved and the Class B-3 Election Rights are eliminated, at the 2027 annual meeting of shareholders, the holder of 1 share of Class B-3 common stock would continue to be entitled to vote the 1 share of Class B-3 common stock on the election of all individuals to the board of directors as nominated by the board of directors’ nominating and governance committee, along with all other holders of the Class A common stock and Class B common stock voting together as a single class, as well as on any other proposals presented to the shareholders at the meeting.
If approved, what happens to trading memberships?
The Class B Proposals do not impact any holders’ trading memberships. The shares of Class B common stock that a holder owns are associated with the trading rights on the CME exchange. If the Class B Proposals are approved, such holder will continue to own their trading right(s) and share(s) of Class B common stock. The following shows the trading rights of Class B common stock on the CME exchange:

Class B Common Stock	CME Exchange Membership

1 share of Class B-1 common stock	1 CME Membership
1 share of Class B-2 common stock	1 IMM Membership
1 share of Class B-3 common stock	1 IOM Membership
1 share of Class B-4 common stock	1 GEM Membership
The Class B Proposals do not impact the process for buying or selling trading memberships. Any sale of a trading membership will include the transfer of the share of Class B common stock associated with that membership.
As discussed in this proxy statement, the purpose of the Class B Proposals is to modernize and enhance our corporate governance and improve the process for evaluating, nominating and electing members to the board of directors. We currently do not plan to purchase the trading memberships of the holders of Class B common stock for CME or for any of its other exchanges. The membership structure continues to be part of our business model. Any future decision to repurchase the trading rights along with any associated share(s) of Class B common stock would need to be financially justified and in the interests of CME Group and its shareholders.
Are the Class B election rights proposals taxable to the holders of Class B-1, Class B-2 and Class B-3 common stock?
Yes. If approved, the Class B-1 Proposal is taxable to the holders of Class B-1 common stock, the Class B-2 Proposal is taxable to the holders of Class B-2 common stock and the Class B-3 Proposal is taxable to the holders of Class B-3 common stock. Though the character and particular tax treatment of the cash consideration is uncertain, the receipt of cash consideration pursuant to each of the Class B Proposals generally will be a taxable transaction to the applicable Class B shareholders for U.S. federal income tax purposes. Each Class B shareholder receiving consideration should consult its tax advisor regarding the particular tax effects to the Class B shareholder of the Class B Election Rights Proposals in light of such Class B shareholder’s particular circumstances.

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TABLE OF CONTENTS	LEGAL MATTERS
Legal Matters
Forward-Looking Statements
From time to time, in this proxy statement as well as in other written reports and verbal statements, we discuss our expectations regarding future performance. These forward-looking statements are identified by their use of terms and phrases such as "believe," "anticipate," "could," "estimate," "intend," "may," "plan," "expect" and similar expressions, including references to assumptions. These forward-looking statements are based on currently available competitive, financial and economic data, current expectations, estimates, forecasts and projections about the industries in which we operate and management's beliefs and assumptions. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statements. We want to caution you not to place undue reliance on any forward-looking statements. You should carefully read our Annual Report on Form 10-K, including “Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statement, release publicly any revisions to any forward-looking statements or report the occurrence of unanticipated events, whether as a result of new information, future events or otherwise. For any forward-looking statements contained in any document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Among the factors that might affect our performance are: increasing competition by foreign and domestic entities, including increased competition from new entrants into our markets and consolidation of existing entities; our ability to keep pace with rapid technological developments, including our ability to complete the development, implementation and maintenance of the enhanced functionality required by our customers while maintaining reliability and ensuring that such technology is not vulnerable to security risks; our ability to continue introducing innovative and competitive new products and services on a timely, cost-effective basis, including through our electronic trading capabilities, and derive revenues that are commensurate with our efforts and expectations, and our ability to maintain the competitiveness of our existing products and services; our ability to adjust our fixed costs and expenses if our revenues decline; our ability to manage variable costs associated with CME Group's transition to the Google Cloud, and minimizing the duplicative costs of maintaining both on-premise and Google Cloud environments during the transition; the resilience of our electronic platforms and the soundness of our business continuity and disaster recovery plans, including in the event of cyberattacks and cyberterrorism or as impacted by a failure of or disruption at one of our suppliers; our ability to maintain existing customers at substantially similar trading levels, develop strategic relationships and attract new customers; our ability to expand and globally offer our products and services; changes in regulations, including the impact of any changes in laws or government policies with respect to our products or services or our industry, such as any changes to regulations and policies that require increased financial and operational resources from us or our customers, as well as the impact of tariffs and tax policy changes, restrictions on our ability to offer CME Group products and services in specific geographies or to specific customers or limitations or changes in underlying/physical product flows across geographies; the costs associated with protecting our intellectual property rights and our ability to operate our business without violating the intellectual property rights of others; decreases in revenue from our market data as a result of decreased demand or changes to regulations in various jurisdictions; changes in our rate per contract due to shifts in the mix of the products traded, the trading venue and the mix of customers (whether the customer receives member or non-member fees or participates in one of our various incentive programs) and the impact of our tiered pricing structure; the ability of our credit and liquidity risk management practices to adequately protect us from the credit risks of clearing firms and other counterparties, and to satisfy the margin and liquidity requirements associated with the BrokerTec matched principal business; the ability of our compliance and risk management programs to effectively monitor and manage our risks, including our ability to prevent errors and misconduct and protect our infrastructure against security breaches and misappropriation of our intellectual property assets; our dependence on third-party providers and exposure to risk from third parties, including risks related to the performance, reliability and security of technology used by, or facilities provided by, our third-party providers and third-party providers that our clients and third-parties rely on; our reliance on third-party distribution partners, including independent software vendors (ISVs), futures commission merchants (FCMs), introducing brokers, broker-dealers, regulatory reporting and data distributors and platform operators, and other partners, for facilitating trading and for market data information, and potential impacts from changes in their business models and priorities; volatility in commodity, equity and fixed income prices, and price volatility of financial benchmarks and instruments such as interest rates, equity indices, fixed income instruments and foreign exchange rates; economic, social, political and market conditions, including the volatility of the capital and credit markets and the impact of economic conditions on the trading activity of our current and potential customers; our ability to accommodate increases in contract volume and market data and order transaction traffic across the entire trade cycle and the ability to implement enhancements meeting our regulatory obligations and customer needs without failure or degradation of the performance of our trading and clearing systems; our ability to execute our growth strategy and maintain our growth effectively; our ability to manage the risks, control the costs and achieve the synergies associated with and benefits from our strategy for acquisitions, investments, alliances, strategic partnerships and joint ventures; variances in earnings on cash accounts and collateral that our clearing house holds; impact of CME Group pricing/fee level and structure and incentive changes; impact of aggregation services and internalization on trade flow and volumes; any negative financial impacts from changes to the terms of intellectual

2026 PROXY STATEMENT	CME GROUP	119

LEGAL MATTERS	TABLE OF CONTENTS
property and index rights; our ability to continue to generate funds and/or manage our indebtedness to allow us to continue to invest in our business; industry, channel partner and customer consolidation and/or concentration; decreases in trading and clearing activity; the imposition of a transaction tax or user fee on futures and options transactions and/or repeal of the 60/40 tax treatment of such transactions; increases in effective tax rates, borrowing costs or changes in tax policy; our ability to maintain our brand and reputation; and the unfavorable resolution of material legal proceedings.
For a detailed discussion and additional information concerning these and other factors that might affect our performance, see our other recent periodic filings, including our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission ("SEC") on February 26, 2026, under the caption "Risk Factors."
Non-GAAP Financial Measures
To supplement CME Group's financial statements on a GAAP basis, this proxy statement includes financial measures that are not in accordance with GAAP, consisting of non-GAAP net income and earnings per share. Reconciliations of these non-GAAP measures to the most comparable measures are provided in Appendix A.
Website References
Web links throughout this document are provided for convenience only and are not intended to be active hyperlinks to the referenced websites. Information contained on our website is not incorporated by reference into this proxy statement for any purpose.

120	CME GROUP	2026 PROXY STATEMENT

Appendix A – Reconciliation of GAAP
and Non-GAAP Information
To supplement CME Group's financial statements on a GAAP basis, this proxy statement includes financial measures that are not in accordance with GAAP, consisting of non-GAAP revenues, expenses, operating income, net income and earnings per share. Management believes that the presentation of non-GAAP revenues, expenses, operating income, net income and earnings per share provide important supplemental information to management and investors about financial and business trends relating to CME Group's financial condition and results of operations. Management believes that the use of these non-GAAP financial measures provide a better measure of comparability with the company's prior financial reports. Management acknowledges that non-GAAP adjustments may include recurring items. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.
In this proxy statement, we also disclose the following non-GAAP financial measures used in our executive compensation program:
•Cash earnings. CME Group's annual cash bonus is tied to the generation of cash earnings. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular dividend payments. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for net income.
•Net income margin. A portion of the performance shares granted under the CME Group's long-term incentive program is based on absolute net income margin. We believe including absolute net income margin as a performance metric in the long-term incentive design strengthens the focus on aspects of the company's financial performance that management can more directly impact. The net income margin metric calculation utilizes our reported Non-GAAP Income Statements with the following adjustments:
◦Licensing and Other Fee Agreement expenses are netted against Revenue.
◦Earnings from holding customer assets as collateral are excluded from results. Specifically, earnings on non-cash collateral held is excluded from Other Revenues, and earnings on cash collateral held are excluded from Other Non-operating Income.

2026 PROXY STATEMENT	CME GROUP	A-1

Appendix A	TABLE OF CONTENTS

CME Group Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Cash Earnings
(dollars in millions)

	Year Ended December 31,
	2025	2024	2023
Net Income	$4,072.2	$3,525.8	$3,226.2
Restructuring and severance	14.8	11.3	17.6
Amortization of purchased intangibles	269.9	275.9	280.3
Litigation matters or settlements	19.4	1.2	10.5
Strategic transaction-related costs	31.8	0.8	(2.2)
Real estate-related costs (credits)	(6.7)	(2.0)	—
Foreign exchange transaction (gains) losses	6.1	2.9	12.9
Unrealized and realized (gains) losses on investments	(343.7)	(3.6)	(67.1)
Unrealized and realized (gains) losses on assets	0.5	0.9	1.3
Income tax effect related to above	2.9	(57.2)	(44.1)
Other income tax items	20.9	(16.8)	(34.0)
Adjusted Net Income	$4,088.1	$3,739.2	$3,401.4

Stock compensation	71.3	68.8	64.3
Depreciation	107.0	114.2	124.6
Capital expenditures	(84.1)	(91.7)	(79.8)
Net interest expense (income)	43.9	33.8	36.0
Other	11.8	0.7	26.4
Cash Earnings	$4,238.0	$3,865.0	$3,572.9

A-2	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	Appendix A

CME Group Inc. and Subsidiaries
Reconciliation of GAAP to non-GAAP Measures
(dollars in millions, except per share amounts; shares in thousands)

	Year Ended December 31,
	2025	2024	2023
Net Income	$4,072.2	$3,525.8	$3,226.2
Restructuring and severance	14.8	11.3	17.6
Amortization of purchased intangibles(1)	269.9	275.9	280.3
Litigation matters or settlements	19.4	1.2	10.5
Strategic transaction-related costs(2)	31.8	0.8	(2.2)
Real estate-related costs (credits)	(6.7)	(2.0)	—
Foreign exchange transaction (gains) losses	6.1	2.9	12.9
Unrealized and realized (gains) losses on investments	(343.7)	(3.6)	(67.1)
Unrealized and realized (gains) losses on assets	0.5	0.9	1.3
Income tax effect related to above	2.9	(57.2)	(44.1)
Other income tax items(3)	20.9	(16.8)	(34.0)
Adjusted Net Income	$4,088.1	$3,739.2	$3,401.4

Adjusted Net Income Attributable to Common Shareholders of CME Group	$4,036.7	$3,692.2	$3,358.6

Earnings per Share Attributable to Common Shareholders of CME Group:
Basic	$11.18	$9.69	$8.87
Diluted	11.16	9.67	8.86

Adjusted Earnings per Share Attributable to Common Shareholders of CME Group:
Basic	$11.22	$10.27	$9.35
Diluted	11.20	10.26	9.34

Weighted Average Number of Shares:
Basic common shares	359,648	359,389	359,023
Diluted common shares	360,310	359,944	359,500
Preferred shares(4)	4,584	4,584	4,584

1. Includes $36.1 million of amortization of purchased intangibles (net of tax) at OSTTRA (for activity prior to the divestment) and $ $10.0 million of amortization of purchased intangibles at S&P Dow Jones Indices LLC and $0.5 million of amortization of purchased intangibles at FanDuel Prediction Markets LLC for 2025. This is reported in Equity in net earnings of unconsolidated subsidiaries on the Consolidated Statements of Income.
2. The values shown above may differ from what is shown in the Reconciliation of Adjusted Operating Income as that schedule does not include adjustment items or portions of items included in non-operating results.
3. Other income tax items include expense recognized for changes in state an local deferred tax rates and for the settlement of various tax audits
4. Preferred shares have similar rights as common shares without voting rights.

2026 PROXY STATEMENT	CME GROUP	A-3

Appendix A	TABLE OF CONTENTS

CME Group Inc. and Subsidiaries
Reconciliation of Adjusted Operating Income
(dollars in millions)

	Year Ended December 31,
	2025	2024	2023
Total Revenues	$6,520.6	$6,130.1	$5,578.9
Real estate-related (costs) credits	—	(1.0)	—
Adjusted Total Revenues	$6,520.6	$6,129.1	$5,578.9

Total Expenses	$2,291.1	$2,198.6	$2,143.2
Restructuring and severance	(14.8)	(11.3)	(17.6)
Deferred compensation(1)	(14.2)	(15.9)	(16.6)
Amortization of purchased intangibles	(223.4)	(221.7)	(226.6)
Strategic transaction-related (costs) credits	(23.6)	(0.8)	(9.3)
Real estate-related (costs) credits	6.7	1.1	—
Foreign exchange transaction gains (losses)	(6.1)	(2.9)	(12.9)
Unrealized and realized gains (losses) on assets	(0.5)	(0.9)	(1.3)
Litigation matters or settlements	(19.4)	(1.2)	(10.6)
Adjusted Total Expenses	$1,995.8	$1,945.0	$1,848.3

Operating Income	$4,229.5	$3,931.5	$3,435.7

Adjusted Operating Income	$4,524.8	$4,184.1	$3,730.6

Adjusted Operating Margin	69.4%	68.3%	66.9%

1. Includes $14.2 million for a change in our non-qualified deferred compensation liability for the full-year 2025. This impact does not affect net income or adjusted net income, as the compensation and benefits change has an equal and offsetting change in investment income.

A-4	CME GROUP	2026 PROXY STATEMENT

Appendix B – Categorical Independence Standards
Categorical independence standards
A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be "independent":
•The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the company or the company's present or former auditors.
•Neither the director nor any member of his or her immediate family is a significant shareholder in the company's Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.
•Neither the director nor any member of his or her immediate family serves as an executive officer of a civic or charitable organization that receives financial contributions from CME (excluding payments pursuant to a matching gift program), CBOT, NYMEX or the CME Group Foundation in excess of $200,000 or five percent (5%) of that entity's total annual charitable receipts and other revenues, whichever is greater, per year. The board shall also consider whether any charitable donations made to a civic or charitable organization in which a director or member of his or her immediate family serves as a director, trustee or employed fundraiser impact the particular director's independence; provided, however, donations less than $200,000 per year shall be presumed to be insignificant and, therefore, not impact such director's independence.
In addition, the board of directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm, market participant or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be "independent," if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

2026 PROXY STATEMENT	CME GROUP	B-1

Appendix C – Class B-1 Amendment

1.Amend Article Four, Division B, Subdivision 2, Section 1(a) as follows:

(a) ELECTION OF CLASS B DIRECTORS. Subject to and in accordance with Article Five, until the 2027 annual meeting of shareholders, holders of shares of Class B-1 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors ~~(the “Class B-1 Directors”)~~, and each holder of Class B-1 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors (the “Class B-2 Directors”), and each holder of Class B-2 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors (the “Class B-3 Director” and together with the ~~Class B-1 Directors and~~ Class B-2 Directors, the “Class B Directors”), and each holder of Class B-3 Common Stock shall have one vote per share in any such election.

2.Amend Article 5, Section (D) as follows:

(D) Any vacancy on the board of directors of the corporation may be filled by a majority of the board of directors then in office and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor; PROVIDED, HOWEVER, that any vacancy occurring with respect to ~~a Class B-1 Director,~~ a Class B-2 Director or a Class B-3 Director shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election.

3.Amend Article 5, Section (E) as follows:

(E) No person shall be eligible for election as ~~a Class B-1 Director,~~ a Class B-2 Director or a Class B-3 Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of the class of Class B Common Stock entitled to elect such director.

2026 PROXY STATEMENT	CME GROUP	C-1

Appendix D – Class B-2 Amendment
1.Amend Article Four, Division B, Subdivision 2, Section 1(a) as follows:

(a) ELECTION OF CLASS B DIRECTORS. Subject to and in accordance with Article Five, holders of shares of Class B-1 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors (the “Class B-1 Directors”), and each holder of Class B-1 Common Stock shall have one vote per share in any such election. Until the 2027 annual meeting of shareholders,_h~~H~~olders of shares of Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors ~~(the “Class B-2 Directors”)~~, and each holder of Class B-2 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors (the “Class B-3 Director” and together with the Class B-1 Directors ~~and Class B-2 Directors~~, the “Class B Directors”), and each holder of Class B-3 Common Stock shall have one vote per share in any such election.

2.Amend Article 5, Section (D) as follows:

(D) Any vacancy on the board of directors of the corporation may be filled by a majority of the board of directors then in office and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor; PROVIDED, HOWEVER, that any vacancy occurring with respect to a Class B-1 Director~~, a Class B-2 Director~~ or a Class B-3 Director shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election.

3.Amend Article 5, Section (E) as follows:

(E) No person shall be eligible for election as a Class B-1 Director, ~~a Class B-2 Director~~ or a Class B-3 Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of the class of Class B Common Stock entitled to elect such director.

2026 PROXY STATEMENT	CME GROUP	D-1

Appendix E – Class B-3 Amendment
1.Amend Article Four, Division B, Subdivision 2, Section 1(a) as follows:

(a) ELECTION OF CLASS B DIRECTORS. Subject to and in accordance with Article Five, holders of shares of Class B-1 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors (the “Class B-1 Directors”), and each holder of Class B-1 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors (the “Class B-2 Directors”), and each holder of Class B-2 Common Stock shall have one vote per share in any such election. Until the 2027 annual meeting of shareholders,_h~~H~~olders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors (~~the “Class B-3 Director” and together with~~ the Class B-1 Directors and Class B-2 Directors, the “Class B Directors”), and each holder of Class B-3 Common Stock shall have one vote per share in any such election.

2.Amend Article 5, Section (D) as follows:

(D) Any vacancy on the board of directors of the corporation may be filled by a majority of the board of directors then in office and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor; PROVIDED, HOWEVER, that any vacancy occurring with respect to a Class B-1 Director~~, a Class B-2 Director~~ or a Class B-~~3~~2 Director shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election.

3.Amend Article 5, Section (E) as follows:

(E) No person shall be eligible for election as a Class B-1 Director~~, a Class B-2 Director~~ or a Class B-~~3~~2 Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of the class of Class B Common Stock entitled to elect such director

2026 PROXY STATEMENT	CME GROUP	E-1

Appendix F – Inoperative Provisions Amendment
1.Amend Article Four, Division B, Subdivision 1, Section 4 as follows:

SECTION 4. VOTING RIGHTS.

Subject to the rights of holders of Class B Common Stock set forth in this Division B at every meeting of the shareholders of the corporation in connection with the election of ~~Equity Directors (as defined below)~~directors and all other matters submitted to a vote of shareholders, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock registered in his or her name on the transfer books of the corporation. Except as otherwise required by law or by this Division B, the holders of each class of Common Stock shall vote together as a single class, subject to any right that may be conferred upon holders of Preferred Stock to vote together with holders of Common Stock on all matters submitted to a vote of shareholders of the corporation.

2.Amend Article Four, Division B, Subdivision 2, Section 1(a) as follows:

(a) ELECTION OF CLASS B DIRECTORS. Subject to and in accordance with Article Five, holders of shares of Class B-1 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors (the “Class B-1 Directors”), and each holder of Class B-1 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors (the “Class B-2 Directors”), and each holder of Class B-2 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors ~~(the “Class B-3 Director” and together with the Class B-1 Directors and Class B-2 Directors, the “Class B Directors”)~~, and each holder of Class B-3 Common Stock shall have one vote per share in any such election.

3.Amend Article Four, Division B, Subdivision 2, Section 1(c) as follows:

(c) LIMITATION ON VOTING RIGHTS. Notwithstanding anything to the contrary contained in this Section 1 of this Subdivision 2, for so long as any Person or group of Persons acting in concert beneficially own (as defined below) 15% or more of the outstanding shares of any class of Class B Common Stock, then in any ~~election of directors elected by that class or other~~ exercise of voting rights with respect to Core Rights ~~or with respect to the election or removal of directors elected by that class~~, such Person or group shall only be entitled to vote (or otherwise exercise voting rights with respect to) a number of shares of that class of Class B Common Stock that constitutes a percentage of the total number of shares of that class of Class B Common Stock then outstanding which is less than or equal to such Person or group’s "Entitled Voting Percentage" (as defined below). For the purposes hereof, a Person or group’s “Entitled Voting Percentage” at any time shall mean the percentage of the then outstanding shares of Class A Common Stock in the aggregate, beneficially owned by such Person or group at such time. For purposes of this Paragraph (c), a “beneficial owner” of Common Stock includes any Person or group of Persons who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such Common Stock.

4.Amend Article 5, Section (A) as follows:

(A) ~~Subject to Article Four, Division B, Subdivision 2, Section 1(a) of this Certificate of Incorporation, t~~The number of directors that shall constitute the whole board of directors of the corporation shall be fixed exclusively by one or more resolutions adopted by the board of directors of the corporation, which number shall be no more than 30. ~~As of the time of acceptance by the Delaware Secretary of State of the filing of this Fourth Amended and Restated Certificate of Incorporation (the “Effective Time”), the board of directors of the corporation shall consist of 30 members, including 24 directors that are not Class B Directors (the “Equity Directors”), three Class B-1 Directors, two Class B-2 Directors and one Class B-3 Director.~~

2026 PROXY STATEMENT	CME GROUP	F-1

Appendix F	TABLE OF CONTENTS
5.Amend Article 5, Section (D) as follows:

(D) Any vacancy on the board of directors of the corporation may be filled by a majority of the board of directors then in office and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor~~; PROVIDED, HOWEVER, that any vacancy occurring with respect to a Class B-1 Director, a Class B-2 Director or a Class B-3 Director shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election.~~

6.Amend Article 5, Section (E) as follows:

(E) ~~No person shall be eligible for election as a Class B-1 Director, a Class B-2 Director or a Class B-3 Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of the class of Class B Common Stock entitled to elect such director~~[Reserved].

F-2	CME GROUP	2026 PROXY STATEMENT

Appendix G – Amended and Restated Bylaws
Note: Unless otherwise noted by footnote, text will be deleted or changed as marked in this Appendix G in the event that ALL Charter Amendments are approved and adopted.

~~[SEVENTEENTH~~EIGHTEENTH]1 AMENDED AND RESTATED BYLAWS
OF
CME GROUP INC.
Approved as of [~~December 7, 2022~~ , 2026]1

ARTICLE I
SHAREHOLDERS’ MEETINGS
Section 1.1 Annual Meetings.
(a) The annual meetings of shareholders shall be held on such date, at such time and at such place, either within or without the state of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.
(b) Nominations of persons for election to the Board of Directors ~~as Equity Directors (as defined in the Certificate of Incorporation)~~ may be made at an annual meeting of shareholders only (i) by or at the direction of the Board of Directors, (ii) by any shareholder of the Corporation who (1) was a shareholder of record at the time of giving of notice provided for in this Section 1.1, and at the time of the annual meeting is entitled to vote at such meeting, (2) complies with the requirements of Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (3) complies with all of the procedures set forth in this Section 1.1 as to such nomination, or (iii) by any Eligible Shareholder (as defined in Section 1.13(d) of these Bylaws) who complies with all of the procedures set forth in Section 1.13 of these Bylaws as to such nomination. Clauses (ii) and (iii) of the immediately preceding sentence shall be the exclusive means for a shareholder to make nominations before an annual meeting of shareholders.
(c) The proposal of business to be considered by the shareholders (other than nominations of persons for election to the Board of Directors ~~as (x) Equity Directors, which may be made only in accordance with the provisions of Section 1.1(b) and (y)~~] [~~Class B Directors (as defined in the Certificate of Incorporation)~~, which may be made only in accordance with the provisions of Article IV) may be made at an annual meeting of shareholders only (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who (1) was a shareholder of record at the time of giving of notice provided for in this Section 1.1 and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with all of the procedures set forth in this Section 1.1 as to such business. Clause (iii) of the immediately preceding sentence shall be the exclusive means for a shareholder to submit business other than nominations (other than matters brought under Rule 14a-8 under the Exchange Act, and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.
(d) In addition to any other applicable requirements, for ~~any Equity~~ Director nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to clause (ii) of Section 1.1(b) of these Bylaws or clause (iii) of Section 1.1(c) of these Bylaws, the shareholder must have given timely notice thereof in proper written form to the Secretary and such other business must otherwise be a proper matter for shareholder action. To be timely, such shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the open of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the open of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such
1 Bracketed change will be implemented as marked if any of the Charter Amendments are approved and adopted.

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Appendix G	TABLE OF CONTENTS
annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
(e) To be in proper written form, a shareholder’s notice to the Secretary given pursuant to this Section 1.1 must: (i) set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such person (including, if applicable, the name and address of such person as they appear on the Corporation’s books), (2) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such person, or any affiliates of such person, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such person has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such person that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that such person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such person’s immediate family sharing the same household, and (3) any other information relating to such person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (ii) if the notice relates to any business other than a nomination of one or more ~~Equity~~ Directors that the shareholder proposes to bring before the meeting, set forth (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and (2) a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; (iii) set forth, as to each person, if any, whom the shareholder proposes to nominate for election or reelection to the Board of Directors (1) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in any proxy statement as a nominee and to serving as a Director if elected) and (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (iv) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws; (v) include a representation that the proponent (or a qualified representative thereof) will appear in person at the meeting to present such nomination or propose such business; and (vi) include a statement as to whether the proponent intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to elect its nominee(s) or approve the proposal, as applicable, and/or otherwise to solicit proxies from shareholders in support of the nominee(s) or the proposal.

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(f) In addition to the information required pursuant to Section 1.1(e) or any other provision of these Bylaws, the Corporation may require any proposed nominee to furnish any other information (i) that may reasonably be requested by the Corporation to determine whether the nominee would be independent under the rules and listing standards of the securities exchanges upon which the stock of the Corporation is listed or traded, any applicable rules of the Securities and Exchange Commission or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s Directors (collectively, the “Independence Standards”), (ii) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee or (iii) that may reasonably be requested by the Corporation to determine the eligibility of such nominee to serve as a Director of the Corporation.
(g) Any person providing any information to the Corporation pursuant to this Section 1.1 shall further update and supplement such information (i) so, if necessary, that all such information shall be true and correct as of the record date for the annual meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the record date and (ii) to provide evidence that the shareholder providing notice of any nomination has solicited proxies from holders representing at least 67% of the voting power of the shares entitled to vote in the election of directors, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 5 Business Days after the shareholder files a definitive proxy statement in connection with such annual meeting of shareholders.
(h) Only such persons who are nominated in accordance with the provisions of Section 1.1(b) or Section 1.2(b) of these Bylaws and any applicable procedures set forth in Section 1.1, Section 1.2 or Section 1.13 of these Bylaws shall be eligible to serve as ~~an Equity~~a Director, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the provisions of Section 1.1(c) or Section 1.2(a) of these Bylaws and any applicable procedures set forth in this Section 1.1. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with such provisions and procedures or that the solicitation in support of nominees other than the Corporation’s nominees was not conducted in compliance with Rule 14a-19 under the Exchange Act and, if any proposed nomination or business is not in compliance therewith, to declare that such defective nomination or proposal shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For the avoidance of doubt, if the shareholder providing notice of a nomination or other business proposed to be brought before the meeting and/or any of such shareholder’s nominees breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 1.1 or Section 1.2 of these Bylaws, as determined by the Board of Directors or the chairman of the meeting, then such nomination or business shall be deemed not to have been made or proposed, as the case may be, in accordance with the applicable procedures set forth in this Section 1.1 or Section 1.2 of these Bylaws or Rule 14a-19 under the Exchange Act, and such defective nomination or proposal shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.
(i) For purposes of this Section 1.1 and Section 1.2 of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(j) Notwithstanding the other provisions of Section 1.1, Section 1.2 and Section 1.13 of these Bylaws, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Section 1.1, Section 1.2 and Section 1.13 of these Bylaws; provided, however, that any references in Section 1.1, Section 1.2 and Section 1.13 of these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.1, Section 1.2 and Section 1.13 of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

2026 PROXY STATEMENT	CME GROUP	G-3

Appendix G	TABLE OF CONTENTS
Section 1.2 Special Meetings.
(a) Special meetings of shareholders for any purpose or purposes may be called at any time only by the Chairman of the Board or by a majority of the total number of authorized Directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.
(b) Nominations of persons for election to the Board of Directors ~~as Equity Directors~~ may be made at a special meeting of shareholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any shareholder of the Corporation who (1) is a shareholder of record at the time of giving of notice provided for in this Section 1.2 and at the time of the special meeting, (2) is entitled to vote at the meeting and (3) complies with all of the procedures set forth in this Section 1.2 as to such nomination. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more ~~Equity~~ Directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting.
(c) In addition to any other applicable requirements, for any ~~Equity~~ Director nominations to be properly brought before a special meeting by a shareholder pursuant to clause (ii) of Section 1.2(b) of these Bylaws, the shareholder must have given timely notice thereof in proper written form to the Secretary. To be timely, such shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the open of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
(d) To be in proper written form, a shareholder’s notice to the Secretary given pursuant to this Section 1.2 must set forth or be accompanied by the information, representations, agreements and other documents that are required to be set forth in or included with a shareholder’s notice of a nomination given pursuant to Section 1.1 of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws).
(e) In addition to the information required pursuant to Section 1.2(d) or any other provision of these Bylaws, the Corporation may require any proposed nominee to furnish any other information (i) that may reasonably be requested by the Corporation to determine whether the nominee would be independent under the Independence Standards, (ii) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee or (iii) that may reasonably be requested by the Corporation to determine the eligibility of such nominee to serve as a Director of the Corporation.
(f) Any person providing any information to the Corporation pursuant to this Section 1.2 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the special meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the record date.
Section 1.3 Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a Director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.1, Section 1.2 or Section 1.13 of these Bylaws, as applicable) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in such representation and agreement or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect

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TABLE OF CONTENTS	Appendix G
compensation, reimbursement or indemnification in connection with such person’s nomination, candidacy, service or action as a Director that has not been disclosed to the Corporation in such representation and agreement, (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation, (d) is not a Disqualified Person, as defined in Section 2.1 of these Bylaws and (e) will make such other acknowledgments, enter into such agreements and provide such information as the Board of Directors requires of all the Corporation’s Directors.
Section 1.4 Notice of Meetings. A written notice of each annual or special meeting of shareholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Section 1.5 Adjournments. Any annual or special meeting of shareholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with Section 1.4 of these Bylaws.
Section 1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having not less than one-third of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of shareholders. In the absence of a quorum, then either (i) the chairman of the meeting or (ii) the shareholders may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of shareholders, even though less than a quorum remains, shall not affect the ability of the remaining shareholders lawfully to transact business.
Section 1.7 Organization. Meetings of shareholders shall be presided over by the Chairman of the Board or the Chief Executive Officer (in that order), or in their absence, inability or unwillingness, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of the shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.
Section 1.8 Voting.
(a) The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 1.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).
(b) Except as may be otherwise provided in the Certificate of Incorporation or in these Bylaws, or as may be otherwise required by applicable law: (i) in all matters other than the election of Directors, the affirmative vote of the holders of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; (ii) each ~~Equity~~ Director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that the ~~Equity~~ Directors shall be elected by a plurality of the votes cast at any meeting of shareholders for which the Secretary of the Corporation determines that the number of nominees for election as ~~Equity~~ Directors exceeds the number of ~~Equity~~ Directors to be elected as of the date that is ten days prior to the scheduled mailing date of the proxy statement for such meeting; ~~(iii) each Class B Director shall be elected by~~

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Appendix G	TABLE OF CONTENTS
~~a plurality of the votes cast at any meeting of shareholders; and (iv)~~and (iii) where a separate vote by a class or series is required, other than with respect to the election of Directors, the affirmative vote of the holders of shares of such class or series representing a majority of the votes present in person or represented by proxy at the meeting shall be the act of such class or series.
(c) Voting at meetings of shareholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 1.10 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or represented by proxy at such meeting.
(d) Stock of the Corporation belonging to the Corporation, or to another Corporation, a majority of the shares entitled to vote in the election of Directors of which are held by the Corporation, shall not be voted at any meeting of shareholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.8 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.
Section 1.9 Proxies.
(a) Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.
(b) A shareholder may authorize another person or persons to act for such shareholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such shareholder or such shareholder’s authorized officer, Director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such shareholder.
(c) Any inspector or inspectors appointed pursuant to Section 1.10 of these Bylaws shall examine each Transmission to determine whether it is valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.
Section 1.10 Voting Procedures and Inspectors of Elections.
(a) Unless otherwise provided in the Certificate of Incorporation or required by law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 shareholders.
(b) The Corporation shall, in advance of any meeting of shareholders, appoint one or more inspectors of election (individually an “inspector,” and collectively the “inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each

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inspector of election, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.
(c) The inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.
(d) The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any shareholder shall determine otherwise.
(e) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in Section 1.9(b) and Section 1.9(c) of these Bylaws, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a shareholder of record to cast or more votes than such shareholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors, at the time they make their certification pursuant to Section 1.10(c) of these Bylaws, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.
Section 1.11 Fixing Date of Determination of Shareholders of Record.
(a) In order that the Corporation may determine the shareholders entitled (i) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, (iii) to exercise any rights in respect of any change, conversion or exchange of stock or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of shareholders entitled to notice of or to vote at any meeting of shareholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than 10 days before the date of such meeting; and (2) in the case of any other action, shall be not more than 60 days before such action.
(b) If no record date is fixed, (i) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
(c) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.
Section 1.12 List of Shareholders Entitled to Vote. The Secretary shall prepare, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger or to vote in person or by proxy at any meeting of shareholders.

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Section 1.13 Proxy Access for Director Nominations.
(a) Whenever the Board of Directors solicits proxies with respect to the election of ~~Equity~~ Directors at an annual meeting of shareholders, subject to the provisions of this Section 1.13, the Corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by or at the direction of the Board of Directors, the name, together with the Required Information (as defined below), of any person nominated for election to the Board of Directors as ~~an Equity~~a Director by an Eligible Shareholder pursuant to and in accordance with this Section 1.13 (a “Shareholder Nominee”). For purposes of this Section 1.13, the “Required Information” that the Corporation will include in its proxy statement is (i) the information provided to the Secretary concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the Corporation’s proxy statement pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (ii) if the Eligible Shareholder so elects, a Supporting Statement (as defined in Section 1.13(h)). For the avoidance of doubt, nothing in this Section 1.13 shall limit the Corporation’s ability to solicit against any Shareholder Nominee or include in its proxy materials the Corporation’s own statements or other information relating to any Eligible Shareholder or Shareholder Nominee, including any information provided to the Corporation pursuant to this Section 1.13. Subject to the provisions of this Section 1.13, the name of any Shareholder Nominee included in the Corporation’s proxy statement for an annual meeting of shareholders shall also be set forth on the form of proxy distributed by the Corporation in connection with such annual meeting.
(b) In addition to any other applicable requirements, for a nomination to be made by an Eligible Shareholder pursuant to this Section 1.13, the Eligible Shareholder must have given timely notice thereof (a “Notice of Proxy Access Nomination”) in proper written form to the Secretary and must expressly request in the Notice of Proxy Access Nomination to have such nominee included in the Corporation’s proxy materials pursuant to this Section 1.13. To be timely, a Notice of Proxy Access Nomination shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the open of business on the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the date that the Corporation first distributed its proxy statement to shareholders for the preceding year’s annual meeting of shareholders. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination as described above.
(c) The maximum number of Shareholder Nominees nominated by all Eligible Shareholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of shareholders shall not exceed the greater of (i) two or (ii) 20% of the number of ~~Equity~~ Directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 1.13 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (such greater number, as it may be adjusted pursuant to this Section 1.13(c), the “Permitted Number”). In the event that one or more vacancies on the Board of Directors occurs with respect to any ~~Equity~~ Directors for any reason after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of ~~Equity~~ Directors in office as so reduced. In addition, the Permitted Number shall be reduced by (i) the number of individuals who will be included in the Corporation’s proxy materials as ~~Equity~~ Director nominees recommended by the Board of Directors pursuant to an agreement, arrangement or other understanding with a shareholder or group of shareholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of stock from the Corporation by such shareholder or group of shareholders) and (ii) the number of ~~Equity~~ Directors in office as of the Final Proxy Access Nomination Date who were included in the Corporation’s proxy materials as Shareholder Nominees for any of the two preceding annual meetings of shareholders (including any persons counted as Shareholder Nominees pursuant to the immediately succeeding sentence) and whose reelection at the upcoming annual meeting is being recommended by the Board of Directors. For purposes of determining when the Permitted Number has been reached, any individual nominated by an Eligible Shareholder for inclusion in the Corporation’s proxy materials pursuant to this Section 1.13 whose nomination is subsequently withdrawn or whom the Board of Directors decides to nominate for election to the Board of Directors as ~~an Equity~~a Director shall be counted as one of the Shareholder Nominees. Any Eligible Shareholder submitting more than one Shareholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 1.13 shall rank such Shareholder Nominees based on the order in which the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the Corporation’s proxy materials in the event that the total number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 1.13 exceeds the Permitted Number. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 1.13 exceeds the Permitted Number, the highest ranking Shareholder Nominee who meets the requirements of this Section 1.13 from each Eligible Shareholder will be selected for inclusion in the Corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of Common Stock each Eligible Shareholder disclosed as Owned in its

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Notice of Proxy Access Nomination. If the Permitted Number is not reached after the highest ranking Shareholder Nominee who meets the requirements of this Section 1.13 from each Eligible Shareholder has been selected, then the next highest ranking Shareholder Nominee who meets the requirements of this Section 1.13 from each Eligible Shareholder will be selected for inclusion in the Corporation’s proxy materials, and this process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached. Notwithstanding anything to the contrary contained in this Section 1.13, the Corporation shall not be required to include any Shareholder Nominees in its proxy materials pursuant to this Section 1.13 for any meeting of shareholders for which the Secretary receives a notice (whether or not subsequently withdrawn) that a shareholder intends to nominate one or more persons for election to the Board of Directors pursuant to clause (ii) of Section 1.1(b) of these Bylaws.
(d) An “Eligible Shareholder” is a shareholder or group of no more than 20 shareholders (counting as one shareholder, for this purpose, any two or more funds that are part of the same Qualifying Fund Group (as defined below)) that (i) has Owned (as defined in Section 1.13(e)) continuously for at least three years (the “Minimum Holding Period”) a number of shares of Common Stock (as defined in the Certificate of Incorporation) that represents at least three percent of the outstanding shares of Common Stock as of the date the Notice of Proxy Access Nomination is received at the principal executive offices of the Corporation in accordance with this Section 1.13 (the “Required Shares”), (ii) continues to Own the Required Shares through the date of the annual meeting and (iii) meets all other requirements of this Section 1.13. A “Qualifying Fund Group” means two or more funds that are (i) under common management and investment control, (ii) under common management and funded primarily by the same employer or (iii) a “group of investment companies” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Corporation Act of 1940, as amended. Whenever the Eligible Shareholder consists of a group of shareholders (including a group of funds that are part of the same Qualifying Fund Group), (i) each provision in this Section 1.13 that requires the Eligible Shareholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each shareholder (including each individual fund) that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate the shares that each member has Owned continuously for the Minimum Holding Period in order to meet the three percent Ownership requirement of the “Required Shares” definition) and (ii) a breach of any obligation, agreement or representation under this Section 1.13 by any member of such group shall be deemed a breach by the Eligible Shareholder. No shareholder may be a member of more than one group of shareholders constituting an Eligible Shareholder with respect to any annual meeting.
(e) For purposes of this Section 1.13, a shareholder shall be deemed to “Own” only those outstanding shares of Common Stock as to which the shareholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (1) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell, or (3) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar instrument or agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding Common Stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (A) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares and/or (B) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such shareholder or affiliate. A shareholder shall “Own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of ~~Equity~~ Directors and possesses the full economic interest in the shares. A shareholder’s Ownership of shares shall be deemed to continue during any period in which (i) the shareholder has loaned such shares, provided that the shareholder has the power to recall such loaned shares on five Business Days’ notice and includes in the Notice of Proxy Access Nomination an agreement that it (1) will promptly recall such loaned shares upon being notified that any of its Shareholder Nominees will be included in the Corporation’s proxy materials and (2) will continue to hold such recalled shares through the date of the annual meeting or (ii) the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. The terms “Owned,” “Owning” and other variations of the word “Own” shall have correlative meanings. Whether outstanding shares of Common Stock are “Owned” for these purposes shall be decided by the Board of Directors. As used in these Bylaws, the term “Business Day” means any calendar day, except a Saturday, Sunday or other day on which commercial banks are required or authorized by law to be closed in the City of Chicago, Illinois.

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(f) To be in proper written form, a Notice of Proxy Access Nomination must set forth or be accompanied by the following:
(i) a statement by the Eligible Shareholder (1) setting forth and certifying as to the number of shares it Owns and has Owned continuously for the Minimum Holding Period, (2) agreeing to continue to Own the Required Shares through the date of annual meeting and (3) indicating whether it intends to continue to own the Required Shares for at least one year following the annual meeting;
(ii) one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access Nomination is delivered to the Secretary at the principal executive offices of the Corporation, the Eligible Shareholder Owns, and has Owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Shareholder’s agreement to provide, within 10 days following the record date for the annual meeting, one or more written statements from the record holder and such intermediaries verifying the Eligible Shareholder’s continuous Ownership of the Required Shares through the record date;
(iii) a copy of the Schedule 14N that has been or is concurrently being filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;
(iv) the information, representations, agreements and other documents that are required to be set forth in or included with a shareholder’s notice of a nomination given pursuant to Section 1.1 of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws);
(v) a representation that the Eligible Shareholder (1) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent, (2) has not nominated and will not nominate for election to the Board of Directors as ~~an Equity~~a Director at the annual meeting any person other than the Shareholder Nominee(s) it is nominating pursuant to this Section 1.13, (3) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as ~~an Equity~~a Director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the Board of Directors, (4) has not distributed and will not distribute to any shareholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation, (5) has complied and will comply with all laws, rules and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting and (6) has provided and will provide facts, statements and other information in all communications with the Corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(vi) an undertaking that the Eligible Shareholder agrees to (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the Corporation or out of the information that the Eligible Shareholder provided to the Corporation, (2) indemnify and hold harmless the Corporation and each of its Directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its Directors, officers or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 1.13 or any solicitation or other activity in connection therewith and (3) file with the Securities and Exchange Commission any solicitation or other communication with the shareholders of the Corporation relating to the meeting at which its Shareholder Nominee(s) will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act;
(vii) in the case of a nomination by an Eligible Shareholder consisting of a group of shareholders, the designation by all group members of one member of the group that is authorized to receive communications, notices and inquiries from the Corporation and to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 1.13 (including withdrawal of the nomination); and

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(viii) in the case of a nomination by an Eligible Shareholder consisting of a group of shareholders in which two or more funds are intended to be treated as one shareholder for purposes of qualifying as an Eligible Shareholder, documentation reasonably satisfactory to the Corporation that demonstrates that the funds are part of the same Qualifying Fund Group.
(g) In addition to the information required or requested pursuant to Section 1.13(f) or any other provision of these Bylaws, (i) the Corporation may require any proposed Shareholder Nominee to furnish any other information (1) that may reasonably be requested by the Corporation to determine whether the Shareholder Nominee would be independent under the Independence Standards, (2) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such Shareholder Nominee or (3) that may reasonably be requested by the Corporation to determine the eligibility of such Shareholder Nominee to be included in the Corporation’s proxy materials pursuant to this Section 1.13 or to serve as a Director of the Corporation, and (ii) the Corporation may require the Eligible Shareholder to furnish any other information that may reasonably be requested by the Corporation to verify the Eligible Shareholder’s continuous Ownership of the Required Shares for the Minimum Holding Period and through the date of the annual meeting.
(h) The Eligible Shareholder may, at its option, provide to the Secretary, at the time the Notice of Proxy Access Nomination is provided, a written statement, not to exceed 500 words, in support of its Shareholder Nominee(s)’ candidacy (a “Supporting Statement”). Only one Supporting Statement may be submitted by an Eligible Shareholder (including any group of shareholders together constituting an Eligible Shareholder) in support of its Shareholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 1.13, the Corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it, in good faith, believes would violate any applicable law, rule or regulation.
(i) In the event that any information or communications provided by an Eligible Shareholder or a Shareholder Nominee to the Corporation or its shareholders is not, when provided, or thereafter ceases to be true and correct in all material respects or omits to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, such Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the Secretary of any such defect and of the information that is required to correct any such defect. Without limiting the foregoing, an Eligible Shareholder shall provide immediate notice to the Corporation if the Eligible Shareholder ceases to Own any of the Required Shares prior to the date of the annual meeting. In addition, any person providing any information to the Corporation pursuant to this Section 1.13 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the annual meeting, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 10 days following the record date. For the avoidance of doubt, no notification, update or supplement provided pursuant to this Section 1.13(i) or otherwise shall be deemed to cure any defect in any previously provided information or communications or limit the remedies available to the Corporation relating to any such defect (including the right to omit a Shareholder Nominee from its proxy materials pursuant to this Section 1.13).
(j) Notwithstanding anything to the contrary contained in this Section 1.13, the Corporation shall not be required to include in its proxy materials, pursuant to this Section 1.13, any Shareholder Nominee (i) who would not be an independent Director under the Independence Standards, (ii) who is a Disqualified Person or whose election as a member of the Board of Directors would otherwise cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the securities exchanges upon which the stock of the Corporation is listed or traded, or any applicable law, rule or regulation, (iii) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (iv) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years, (v) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, or (vi) who shall have provided any information to the Corporation or its shareholders that was untrue in any material respect or that omitted to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading.
(k) Notwithstanding anything to the contrary contained in these Bylaws, if (i) a Shareholder Nominee and/or the applicable Eligible Shareholder breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 1.13 or (ii) a Shareholder Nominee otherwise becomes ineligible for inclusion in the Corporation’s proxy materials pursuant to this Section 1.13, or dies, becomes disabled or otherwise becomes ineligible or unavailable for election at the annual meeting, in each case as determined by the Board of Directors or the chairman of the meeting, (1) the Corporation may omit or, to the extent feasible, remove the information concerning such Shareholder Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its shareholders that such Shareholder Nominee will not be eligible for election at the

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Appendix G	TABLE OF CONTENTS
annual meeting, (2) the Corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the applicable Eligible Shareholder or any other Eligible Shareholder and (3) the chairman of the meeting shall declare such nomination to be invalid and such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.
(l) Any Shareholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of shareholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (ii) does not receive at least 25% of the votes cast in favor of such Shareholder Nominee’s election, will be ineligible to be a Shareholder Nominee pursuant to this Section 1.13 for the next two annual meetings of shareholders. For the avoidance of doubt, the immediately preceding sentence shall not prevent any shareholder from nominating any person to the Board of Directors pursuant to clause (ii) of Section 1.1(b) of these Bylaws.
(m) This Section 1.13 provides the exclusive method for a shareholder to include nominees for election to the Board of Directors ~~as Equity Directors in the Corporation’s proxy statement. For the avoidance of doubt, nothing in this Section 1.13 shall affect the rights of holders of shares Class B-1 Common Stock, Class B-2 Common Stock or Class B-3 Common Stock as set forth in Article IV of these Bylaws~~ in the Corporation’s proxy materials[ as Equity Directors in the Corporation’s proxy statement. For the avoidance of doubt, nothing in this Section 1.13 shall affect the rights of holders of shares Class B Common Stock (as defined in the Certificate of Incorporation) as set forth in Article IV of these Bylaws].2
ARTICLE II
BOARD OF DIRECTORS
Section 2.1 Number; Qualifications. The Board of Directors shall consist of the number of Directors as provided in the Certificate of Incorporation, and no person shall serve as a Director unless he or she (a) meets the requirements, if any, provided in the Certificate of Incorporation for service on the Board of Directors and (b) is not a Disqualified Person. A “Disqualified Person” is any person who (i) if elected, intends to resign as a Director of the Corporation prior to the end of the full term for which he or she is standing for election, (ii) is or has been subject to any statutory disqualification under Section 3(a)(39) of the Exchange Act or Sections 8a(2)-(4) of the Commodity Exchange Act, (iii) is or has been subject to disqualification under 17 CFR § 1.63 or (iv) otherwise would be ineligible to serve on the governing boards of Chicago Mercantile Exchange Inc. (“CME”), Board of Trade of the City of Chicago, Inc. (“CBOT”), New York Mercantile Exchange, Inc. (“NYMEX”) or Commodity Exchange, Inc. (“COMEX”) under their respective rulebooks, as in effect from time to time.
Section 2.2 Election; Resignation; Vacancies.
(a) Subject to the provisions of the Certificate of Incorporation, at each annual meeting of shareholders, the shareholders shall elect, pursuant to the terms of the Certificate of Incorporation, the successors to the Directors whose terms expire at that meeting, and each Director shall hold office until the annual meeting at which such Director’s term expires and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Any Director may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.
(b) Only persons who are nominated in accordance with the provisions of Section 1.1(b) or Section 1.2(b) of these Bylaws and any applicable procedures set forth in Section 1.1, Section 1.2 or Section 1.13 these Bylaws shall be eligible for election ~~as Equity Directors (as defined in the Certificate of Incorporation)~~to the Board of Directors.

2 Bracketed text will be inserted as marked if one or more of the Charter Amendments are approved and adopted and one or more of the Charter Amendments are not approved and adopted. Bracketed text will not be inserted if all of the Charter Amendments are approved and adopted.

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~~(c) Nominees for election as Class B-1 Directors, Class B-2 Directors and Class B-3 Directors (as such terms are defined in the Certificate of Incorporation) shall be selected as provided in Article IV of these Bylaws.~~ [(c) Nominees for election as a Class B Directors shall be selected as provided in Article IV of these Bylaw.]3
[~~(d)~~(c)] A vacancy, howsoever occurring, in a directorship shall be filled in the manner specified in the Certificate of Incorporation.
Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held without call or notice at such times and at such places, within or without the state of Delaware, as shall be fixed by resolution of the Board of Directors.
Section 2.4 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the Lead Director or a majority of the members of the Board of Directors then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time and place of special meetings shall be delivered personally, by telephone or by electronic transmission to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Director’s address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by telephone, by electronic transmission or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.
Section 2.5 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, the Chief Executive Officer or the Lead Director (in that order), or in their absence, inability or unwillingness, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the Directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.
Section 2.6 Quorum; Vote Required for Action.
(a) At all meetings of the Board of Directors, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.
(b) If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
(c) Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a committee of Directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

3 Bracketed text will be inserted as marked if one or more of the Charter Amendments are approved and adopted and one or more of the Charter Amendments are not approved and adopted. Bracketed text will not be inserted if all of the Charter Amendments are approved and adopted.

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Section 2.7 Telephonic Meetings. Directors, or any committee of Directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.
Section 2.8 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.
Section 2.9 Reliance Upon Records. Every Director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.
Section 2.10 Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person’s or their votes are counted for such purpose if (i) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or (ii) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
Section 2.11 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a Director or committee member. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.
Section 2.12 Presumption of Assent. Unless otherwise provided by the laws of the State of Delaware, a Director who is present at a meeting of the Board of Directors or of a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

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ARTICLE III
COMMITTEES OF THE BOARD OF DIRECTORS
Section 3.1 Committees. The Board of Directors shall have an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and any additional committees it may designate from time to time by resolution passed by a majority of the whole Board of Directors, with each committee to consist of one or more of the Directors of the Corporation.
Section 3.2 Executive Committee. The Executive Committee shall consist of such number of Directors as may be elected from time to time by the Board. Whenever the Board is not in session, and subject to the provisions of applicable law, the Certificate of Incorporation or these Bylaws, the Executive Committee shall have and exercise the authority of the Board in the management of the Corporation. A majority of the Executive Committee shall constitute a quorum necessary to transact business.
Section 3.3 Audit Committee. The Audit Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Board of Directors shall adopt a charter setting forth the responsibilities of the Audit Committee. A majority of the Audit Committee shall constitute a quorum necessary to transact business.
Section 3.4 Compensation Committee. The Compensation Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Compensation Committee shall oversee the compensation and benefits of the employees and management of the Corporation. A majority of the Compensation Committee shall constitute a quorum necessary to transact business.
Section 3.5 Nominating and Governance Committee. The Nominating and Governance Committee shall consist of such number of Directors as may be determined from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Nominating and Governance Committee shall review the qualifications of potential candidates for ~~the Equity~~ Directors and shall propose nominees for ~~the Equity~~ Directors who are nominated by the Board. ~~The Nominating and Governance Committee shall also review the qualifications of potential candidates for Class B Directors and shall propose nominees for Class B Directors.~~ In making their nominations, the Nominating and Governance Committee and the Board of Directors shall take into consideration[, among other things,]4applicable board of directors composition requirements of the Commodity Futures Trading Commission. Notwithstanding the foregoing, the Nominating and Governance Committee shall include the Chairman and Chief Executive Officer as a nominee for ~~Equity~~ Director. The Nominating and Governance Committee shall also oversee the Corporation’s policies, procedures and practices in the area of corporate governance, including its Corporate Governance Principles. A majority of the Nominating and Governance Committee shall constitute a quorum necessary to transact business.
Section 3.6 Committee Governance. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Subject to the provisions of law, any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. Each committee may adopt rules for its governance not inconsistent with the provisions of these Bylaws.

4 Bracketed text will be inserted as marked if any of the Charter Amendments are approved and adopted.

2026 PROXY STATEMENT	CME GROUP	G-15

Appendix G	TABLE OF CONTENTS
ARTICLE IV
[~~CLASS B NOMINATIONS~~RESERVED]
~~Section 4.1 Class B Director Nominations. Not less than 90 days but not more than 120 days prior to an annual meeting of shareholders at which a Class B-1 Director, a Class B-2 Director or a Class B-3 Director is to be elected by the applicable class, the Nominating and Governance Committee shall select nominees for election to such directorship who are eligible to serve as directors for each such class. The Nominating and Governance Committee shall select, subject to the provisions of the Certificate of Incorporation, up to two nominees for each directorship to be filled by the applicable class of Class B Common Stock at such meeting. In addition to such nominee(s), the nominations in the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders shall include, as part of or in addition to such nominee(s), (i) any nominee for a Class B-1 Director who is nominated by the holders of at least 100 shares of Class B-1 Common Stock, (ii) any nominee for a Class B-2 Director who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, and (iii) any nominee for a Class B-3 Director who is nominated by the holders of at least 150 shares of Class B-3 Common Stock; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of the consent of the proposed nominee and is submitted to the Corporate Secretary no later than 10 Business Days from the date of the Corporation’s announcement of the Class B nominees. All nominees shall meet the requirements, if any, in the Certificate of Incorporation, in these Bylaws or in the rulebook of CME for service on the Board of Directors. No nominee shall be a candidate for more than one directorship. If a nominee selected by the Nominating and Governance Committee withdraws, dies, becomes incapacitated or disqualified to serve, the Nominating and Governance Committee shall, as quickly as practicable, submit a new nominee to the Board. A nominee may be disqualified if the nominee does not abide by the proxy rules and regulations under Section 14(a) of the Securities Exchange Act of 1934 and the rules established by the Corporation.~~

[CLASS B NOMINATIONS
Section 4.1 Class B Director Nominations. Not less than 90 days but not more than 120 days prior to an annual meeting of shareholders at which a Class B Director is to be elected by the applicable class, the Nominating and Governance Committee shall select nominees for election to such directorship who are eligible to serve as directors for each such class. The Nominating and Governance Committee shall select, subject to the provisions of the Certificate of Incorporation, up to two nominees for each directorship to be filled by the applicable class of Class B Common Stock at such meeting. In addition to such nominee(s), the nominations in the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders shall include, as part of or in addition to such nominee(s), any nominee for a Class B Director who is nominated by the holders of [at least 100 shares of the applicable subclass of Class B Common Stock]5 [; provided that in the case of any nominee for a Class B-3 Director, such nominee shall be nominated by the holders of]6[at least 150 shares of Class B-3 Common Stock]7[; provided, however, in the case of any such nominations for a Class B Director, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of the consent of the proposed nominee and is submitted to the Corporate Secretary no later than 10 Business Days from the date of the Corporation’s announcement of the Class B nominees. All nominees shall meet the requirements, if any, in the Certificate of Incorporation, in these Bylaws or in the rulebook of CME for service on the Board of Directors. No nominee shall be a candidate for more than one directorship. If a nominee selected by the Nominating and Governance Committee withdraws, dies, becomes incapacitated or disqualified to serve, the Nominating and Governance Committee shall, as quickly as practicable, submit a new nominee to the Board. A nominee may be disqualified if the nominee does not abide by the proxy rules and regulations under Section 14(a) of the Securities Exchange Act of 1934 and the rules established by the Corporation].8

5 Bracketed text will be inserted as marked if one or more of the Charter Amendments are approved and adopted and at least one of Class B-1 Amendment and Class B-2 Amendment are not approved and adopted.
6 Bracketed text will be inserted as marked if only one of the Class B-1 Amendment and Class B-2 Amendment is approved adopted and the Class B-3 Amendment is not approved and adopted.
7 Bracketed text will be inserted as marked if one or more of the Charter Amendments is approved and the Class B-3 Amendment is not approved and adopted.
8 Bracketed text will be inserted as marked if one or more of the Charter Amendments are approved and adopted and one or more of the Charter Amendments are not approved and adopted. Bracketed text will not be inserted if all of the Charter Amendments are approved and adopted.

G-16	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	Appendix G
ARTICLE V
BOARD OFFICERS; EXECUTIVE OFFICERS
Section 5.1 Board Officers; Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect from among its members a Chairman of the Board. The Board of Directors shall also elect a Chief Executive Officer, a Secretary and such other additional executive officers with such titles as the Board of Directors shall determine. The Board of Directors shall also have the authority to elect a Lead Director with the responsibilities set forth in the Corporation’s Corporate Governance Principles. Any number of offices may be held by the same person. Each Board officer and executive officer of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.
Section 5.2 Resignation; Removal; Vacancies. Any Board officer or executive officer of the Corporation may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the Board officer or executive officer to whom it is directed, without any need for its acceptance. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. The Board of Directors may remove any Board officer or executive officer with or without cause at any time by an affirmative vote of the majority of the Board of Directors, but such removal shall be without prejudice to the contractual rights, if any, of such officer with the Corporation. A vacancy occurring in any Board or executive office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.
Section 5.3 Powers and Duties of Board Officers and Executive Officers. The Board officers and executive officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.
ARTICLE VI
STOCK CERTIFICATES AND TRANSFERS
Section 6.1 Certificates; Uncertificated Shares. The shares of the Corporation’s stock shall be represented either by book entries on the Corporation’s books, if authorized by the Board of Directors, or by certificates signed by, or in the name of the Corporation by its Chairman of the Board, a Vice Chairman of the Board, its Chief Executive Officer, or a Managing Director, and may be countersigned by its Secretary or an Assistant Secretary, certifying the number of shares owned by such shareholder in the Corporation. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar continued to be such at the date of issue. Upon the request of the registered owner of uncertificated shares, the Chief Executive Officer or his designee shall send to the registered owner a certificate representing such shares.
In the case of uncertificated shares, within a reasonable time after the issuance or transfer thereof, the Chief Executive Officer or his designee shall send to the registered owner of shares of Common Stock of the Corporation a written notice containing (i) (A) a full statement of the designations, relative rights, preferences and limitations of the shares of the class and series issued or transferred, so far as the same have been determined and the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series; or (B) a declaration that the Corporation will furnish to the shareholder, upon request and without charge, a statement containing the information described in the preceding clause (A); (ii) a statement that the Corporation is organized under the laws of the State of Delaware; (iii) the name of the person to whom the uncertificated shares have been issued or transferred; (iv) the number and class of shares, and the designation of the series, if any, to which such notice applies; and (v) any restrictions on transfer of the shares, in accordance with Section 202 of the Delaware General Corporation Law. The notice referred to in the preceding sentence shall also contain the following statement: “This notice is merely a record of the rights of the addressee as of the time of its issuance. Delivery of this statement, of itself, confers no rights on the recipient. This notice is neither a negotiable instrument nor a security.”

2026 PROXY STATEMENT	CME GROUP	G-17

Appendix G	TABLE OF CONTENTS
Section 6.2 Lost, Stolen or Destroyed Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such shareholder’s legal representative, to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
Section 6.3 Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 6.2 of these Bylaws, and upon payment of applicable taxes with respect to such transfer, and in compliance with the transfer restrictions applicable to such shares under the Certificate of Incorporation, these Bylaws or rules of the Corporation and any other applicable transfer restrictions of which the Corporation shall have notice, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder’s attorney or successor duly authorized as evidenced by documents filed with the Secretary. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.
Section 6.4 Transfers of Uncertificated Stock. Except as otherwise required by law, uncertificated shares of the Corporation’s stock shall be transferable in the manner prescribed in these Bylaws. Transfers of uncertificated stock shall be made on the books of the Corporation only by the person then registered on the books of the Corporation as the owner of such shares or by such person’s attorney lawfully constituted in writing and written instruction to the Corporation containing the following information: (i) the class of shares, and the designation of the series, if any, to which such notice applies; (ii) the number of shares transferred; and (iii) the name, address and taxpayer identification number, if any, of the party to whom the shares have been transferred and who, as a result of such transfer, is to become the new registered owner of the shares. No transfer of uncertificated stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.
Section 6.5 Special Designation on Certificates. The designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and the relative, participating, optional or other special rights of each class of stock, or series thereof, and the qualifications limitations or restrictions of such preferences and/or rights.
Section 6.6 Stock Transfer Agreements. Subject to the provisions of the Certificate of Incorporation, the Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes, or series thereof, of stock of the Corporation to restrict the transfer of such shares owned by such shareholders in any manner not prohibited by the General Corporation Law of Delaware.
Section 6.7 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
Section 6.8 Other Regulations. The issue, transfer, conversion and registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

G-18	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	Appendix G
ARTICLE VII
NOTICES
Section 7.1 Manner of Notice. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any shareholder, Director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by transmitting it via telecopier, to such shareholder, Director or member, either at the address of such shareholder, Director or member as it appears on the records of the Corporation or, in the case of such a Director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of shareholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.
Section 7.2 Dispensation with Notice.
(a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any shareholder to whom (i) notice of two consecutive annual meetings of shareholders, and all notices of meetings of shareholders or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such shareholder at the address of such shareholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such shareholder shall not be required. Any action or meeting which shall be taken or held without notice to such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder shall deliver to the Corporation a written notice setting forth the then current address of such shareholder, the requirement that notice be given to such shareholder shall be reinstated.
(b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.
Section 7.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice.
ARTICLE VIII
INDEMNIFICATION
Section 8.1 Right to Indemnification. In addition and subject to the indemnification provisions contained in the Certificate of Incorporation, and subject to applicable law, the following Sections of this Article VIII shall apply with respect to any person subject to the indemnification provisions of the Corporation. For purposes of the right to indemnification granted under the Certificate of Incorporation and these Bylaws, the term “officer” shall be as defined in Rule 16a-1(f) promulgated under the Exchange Act, as determined by the Board of Directors or a committee thereof.
Section 8.2 Prepayment of Expenses. The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VIII or otherwise. The Corporation may require security for any such undertaking.

2026 PROXY STATEMENT	CME GROUP	G-19

Appendix G	TABLE OF CONTENTS
Section 8.3 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
Section 8.4 Non-Exclusivity of Rights. The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested Directors or otherwise.
Section 8.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a Director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.
Section 8.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
ARTICLE IX
FORUM FOR ADJUDICATION OF CERTAIN DISPUTES
Section 9.1 Forum for Adjudication of Certain Disputes. Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer, shareholder, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders, (iii) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation arising out of or relating to any provision of the General Corporation Law of Delaware or the Certificate of Incorporation or these Bylaws, or (iv) any action asserting a claim against the Corporation or any Director, officer, shareholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding described in clauses (i) through (iv), the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Section 9.1 with respect to any current or future actions or claims. For the avoidance of doubt, this Section 9.1 does not supersede any of the rules of any of the Corporation’s exchanges or the bylaws or charters of any of the Corporation’s subsidiaries, including, but not limited to, with respect to the jurisdiction and venue provisions of such rules, bylaws or charters applicable to claims brought by members of such exchanges or shareholders of such subsidiaries.
ARTICLE X
GENERAL
Section 10.1 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, magnetic tape, diskette, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

G-20	CME GROUP	2026 PROXY STATEMENT

TABLE OF CONTENTS	Appendix G
Section 10.2 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
Section 10.3 Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Corporation’s Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any Section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.
Section 10.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.
Section 10.5 Dividends. The Board of Directors, subject to any restrictions contained in the General Corporation Law of Delaware or the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid only in cash or in property. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
Section 10.6 Notice and Consent. Any person or entity owning, purchasing, or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of these Bylaws, including, but not limited to, Article IX.

2026 PROXY STATEMENT	CME GROUP	G-21

CME Group

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V86954-P44742 KEEP THIS PORTION FOR YOUR RECORDS

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CME GROUP INC.

The Board of Directors recommends votes "FOR" Proposals 1 through 7.

1. Election of Equity Directors

Fourteen will be elected to the Board of Directors

		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Kathryn Benesh	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Bryan T. Durkin	☐	☐	☐
1f.	Harold Ford Jr.	☐	☐	☐
1g.	Martin J. Gepsman	☐	☐	☐
1h.	Daniel G. Kaye	☐	☐	☐
1i.	Phyllis M. Lockett	☐	☐	☐
1j.	Deborah J. Lucas	☐	☐	☐
1k.	Rahael Seifu	☐	☐	☐
1l.	William R. Shepard	☐	☐	☐

		For	Against	Abstain
1m.	Howard J. Siegel	☐	☐	☐
1n.	Dennis A. Suskind	☐	☐	☐
2.	**Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.**	☐	☐	☐
3.	**Advisory vote on the compensation of our named executive officers.**	☐	☐	☐
4.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholder to elect three directors.**	☐	☐	☐
5.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholder to elect two directors.**	☐	☐	☐
6.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholder to elect one director.**	☐	☐	☐
7.	**Approval of an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 4, 5 and 6 are approved.**	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CME Group

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V86955-P44742

CME Group

This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 14, 2026.

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 14, 2026 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class A** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 16, 2026, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1 THROUGH 7 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

CME Group

20 S. WACKER DRIVE
CHICAGO, IL 60606

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 13, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 13, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:
To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86956-P44742 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CME GROUP INC.

The Board of Directors recommends votes "FOR" Proposals 1 through 7.

1. Election of Equity Directors

Fourteen will be elected to the Board of Directors

		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Kathryn Benesh	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Bryan T. Durkin	☐	☐	☐
1f.	Harold Ford Jr.	☐	☐	☐
1g.	Martin J. Gepsman	☐	☐	☐
1h.	Daniel G. Kaye	☐	☐	☐
1i.	Phyllis M. Lockett	☐	☐	☐
1j.	Deborah J. Lucas	☐	☐	☐
1k.	Rahael Seifu	☐	☐	☐
1l.	William R. Shepard	☐	☐	☐
1m.	Howard J. Siegel	☐	☐	☐
1n.	Dennis A. Suskind	☐	☐	☐
2.	**Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.**	☐	☐	☐
3.	**Advisory vote on the compensation of our named executive officers.**	☐	☐	☐
4.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholder to elect three directors.**	☐	☐	☐
5.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholder to elect two directors.**	☐	☐	☐
6.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholder to elect one director.**	☐	☐	☐
7.	**Approval of an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 4, 5 and 6 are approved.**	☐	☐	☐

8. Election of Three Class B-1 Directors

		For	Against	Abstain
8a.	William W. Hobert (WH)	☐	☐	☐
8b.	Patrick J. Mulchrone (PJM)	☐	☐	☐
8c.	Robert J. Tierney Jr. (RJT)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CME Group

If you plan to attend the meeting on Thursday, May 14, 2026, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of **Class B-1** common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V86957-P44742

CME Group

This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 14, 2026.

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 14, 2026 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class B-1** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 16, 2026, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1 THROUGH 8 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

CME Group

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 13, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 13, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:
To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86958-P44742

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CME GROUP INC.

The Board of Directors recommends votes "FOR" Proposals 1 through 7.

1. Election of Equity Directors

Fourteen will be elected to the Board of Directors

		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Kathryn Benesh	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Bryan T. Durkin	☐	☐	☐
1f.	Harold Ford Jr.	☐	☐	☐
1g.	Martin J. Gepsman	☐	☐	☐
1h.	Daniel G. Kaye	☐	☐	☐
1i.	Phyllis M. Lockett	☐	☐	☐
1j.	Deborah J. Lucas	☐	☐	☐
1k.	Rahael Seifu	☐	☐	☐
1l.	William R. Shepard	☐	☐	☐
1m.	Howard J. Siegel	☐	☐	☐
1n.	Dennis A. Suskind	☐	☐	☐
2.	**Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.**	☐	☐	☐
3.	**Advisory vote on the compensation of our named executive officers.**	☐	☐	☐
4.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholder to elect three directors.**	☐	☐	☐
5.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholder to elect two directors.**	☐	☐	☐
6.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholder to elect one director.**	☐	☐	☐
7.	**Approval of an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 4, 5 and 6 are approved.**	☐	☐	☐

The Nominating and Governance Committee recommends a vote "FOR" the Class B-2 director nominee.

8. Election of One Class B-2 Director

		For	Against	Abstain
8a.	Patrick W. Maloney (PAT)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CME Group

If you plan to attend the meeting on Thursday, May 14, 2026, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of **Class B-2** common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V86959-P44742

CME Group

This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 14, 2026.

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 14, 2026 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class B-2** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 16, 2026, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1 THROUGH 8 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

CME Group

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 13, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 13, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:
To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86960-P44742 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CME GROUP INC.

The Board of Directors recommends votes "FOR" Proposals 1 through 7.

1. Election of Equity Directors

Fourteen will be elected to the Board of Directors

		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Kathryn Benesh	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Bryan T. Durkin	☐	☐	☐
1f.	Harold Ford Jr.	☐	☐	☐
1g.	Martin J. Gepsman	☐	☐	☐
1h.	Daniel G. Kaye	☐	☐	☐
1i.	Phyllis M. Lockett	☐	☐	☐
1j.	Deborah J. Lucas	☐	☐	☐
1k.	Rahael Seifu	☐	☐	☐
1l.	William R. Shepard	☐	☐	☐
1m.	Howard J. Siegel	☐	☐	☐
1n.	Dennis A. Suskind	☐	☐	☐

		For	Against	Abstain
2.	**Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.**	☐	☐	☐
3.	**Advisory vote on the compensation of our named executive officers.**	☐	☐	☐
4.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholder to elect three directors.**	☐	☐	☐
5.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholder to elect two directors.**	☐	☐	☐
6.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholder to elect one director.**	☐	☐	☐
7.	**Approval of an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 4, 5 and 6 are approved.**	☐	☐	☐

The Nominating and Governance Committee recommends a vote "FOR" the one Class B-3 director nominee.

8. Election of One Class B-3 Director

		For	Against	Abstain
8a.	Elizabeth A. Cook (LZY)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CME Group

If you plan to attend the meeting on Thursday, May 14, 2026, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of **Class B-3** common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V86961-P44742

CME Group

This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 14, 2026.

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 14, 2026 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class B-3** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 16, 2026, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1 THROUGH 8 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

CME Group

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 13, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 13, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:
To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86962-P44742

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CME GROUP INC.

The Board of Directors recommends votes "FOR" Proposals 1 through 7.

1. Election of Equity Directors

Fourteen will be elected to the Board of Directors

		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Kathryn Benesh	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Bryan T. Durkin	☐	☐	☐
1f.	Harold Ford Jr.	☐	☐	☐
1g.	Martin J. Gepsman	☐	☐	☐
1h.	Daniel G. Kaye	☐	☐	☐
1i.	Phyllis M. Lockett	☐	☐	☐
1j.	Deborah J. Lucas	☐	☐	☐
1k.	Rahael Seifu	☐	☐	☐
1l.	William R. Shepard	☐	☐	☐

		For	Against	Abstain
1m.	Howard J. Siegel	☐	☐	☐
1n.	Dennis A. Suskind	☐	☐	☐
2.	**Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.**	☐	☐	☐
3.	**Advisory vote on the compensation of our named executive officers.**	☐	☐	☐
4.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-1 shareholder to elect three directors.**	☐	☐	☐
5.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-2 shareholder to elect two directors.**	☐	☐	☐
6.	**Approval of an amendment to our certificate of incorporation to eliminate the right of the Class B-3 shareholder to elect one director.**	☐	☐	☐
7.	**Approval of an amendment to our certificate of incorporation that would remove provisions that would be inoperative if each of ITEMS 4, 5 and 6 are approved.**	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

If you plan to attend the meeting on Thursday, May 14, 2026, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of **Class B-4** common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V86963-P44742

This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 14, 2026.

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 14, 2026 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class B-4** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 16, 2026, upon the proposals as designated on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).

IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1 THROUGH 7 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.